A Message From the President


Dear Shareholder:

Through the first nine months of the year, U.S. stock markets turned in positive results. However, there were some bumps along the way. In July, equity and fixed-income investors experienced a rather precipitous decline fueled by mixed economic data and concerns about rising interest rates. Patient investors were rewarded when the Federal Reserve met in September. At that meeting, the Fed chose to leave interest rates unchanged and, as a result, financial markets have rebounded.

Through September 30, 1996, the Dow Jones Industrial Average returned 16.88% and the Standard & Poor's 500 Index returned 13.50%. Markets outside the U.S. showed mixed results. Included among the regions which posted strongest returns were Europe, Asia (excluding Japan) and Latin America. During this same period, all of the Princor growth-oriented funds, with the exception of Princor Utilities Fund, turned in positive returns. Interest rates, both foreign and domestic, continued their trend of stable to declining rates. This trend was reflected in the returns of the Princor income-oriented funds which posted moderately positive to slightly negative returns year-to-date through 9/30/96. It is not expected that inflation rates will elevate in 1997 which should contribute to a stable market environment. For more information on Princor fund performance, see next page.

Many shareholders invest in the Princor Mutual Funds for retirement. Currently, IRAs, 403(b)s and other retirement plans are available. Princor will expand its retirement plan offerings in early 1997 to include the Princor SIMPLE-IRA and the Princor Qualified Retirement Plan Program. SIMPLE-IRAs are brand-new for 1997. These employer-sponsored retirement plans include salary deferral, employer matching or nonelective contributions and reduced plan administration. Princor will also announce a comprehensive Qualified Retirement Plan Program. This program will include a Princor 401(k), profit sharing and money purchase plans. The program features the Princor funds as investment options, a choice of plan administrators, two fund share classes, competitive administrative fees, flexible plan design and much more.

Princor recently introduced an exciting new asset allocation program--Princor PATH. PATH helps investors find a suitable mix of Princor funds based on their investment objectives and risk tolerance. Potential investors complete a questionnaire and using their resulting score, choose the model portfolio which may be best suited for them. Princor PATH provides investors with another useful tool in pursuing their long-term financial goals. For more information regarding the new Princor 401(k) or PATH, please contact your registered representative.

In other fund news, Congress has passed the National Securities Markets Improvement Act of 1996. The Act prevents states from imposing investment restrictions on mutual funds, permitting funds to comply only with the requirements of federal statutes. The elimination of redundant regulation is viewed as a positive change by the mutual fund industry. While this change has no immediate impact on the day-to-day management of the Princor Mutual Funds, the Funds have removed the state-imposed investment restrictions from their registration statements.

Princor continues to seek to provide our shareholders top-level customer service and a high quality, well-managed family of mutual funds. We are pleased to have you as a shareholder, and look forward to a successful 1997.

Sincerely,

Stephan L. Jones
President

Princor Funds Performance

                                           Average Annual Total Returns
                                              As of October 31, 1996

                                   1 Year                5 Years                10 Years
                              with       without    with      without      with       without
                              sales       sales     sales      sales       sales       sales
            A Shares of:     charge      charge    charge     charge      charge      charge
Balanced                      9.69%      15.10%    9.68%      10.74%      10.15%a      10.75%a
Blue Chip                    12.64       18.20    11.33       12.40       11.13b       12.08b
Bond                         -0.18        4.74     7.60        8.64        9.00a        9.59a
Capital Accumulation         20.47       26.41    13.32       14.42       11.38        11.91
Emerging Growth              11.40       16.89    14.98       16.10       16.73a       17.36a
Government Securities Income  1.08        6.06     6.18        7.21        7.94         8.46
Growth                        5.40       10.60    12.46       13.55       13.19        13.74
High Yield                    6.63       11.88     9.06       10.12        7.77a        8.36a
Limited Term Bond             2.07c       3.62c
Tax-Exempt Bond               1.10        6.08     6.25        7.28        6.95         7.47
Utilities                     3.05        8.13     6.14d       7.47d
World                        12.80       18.36    11.69       12.77        8.53         9.06

                                        1 Year                  5 Years(e)
                                  with       without        with         without
            B Shares of:          CDSC*       CDSC*         CDSC*         CDSC*
Balanced                         10.10%      14.10%       15.54%        17.38%
Blue Chip                        13.18       17.18        21.57         23.34
Bond                              0.00        3.91         9.42         11.36
Capital Accumulation             21.19       25.19        25.00         26.72
Emerging Growth                  12.07       16.07        25.39         27.10
Government Securities Income      1.19        5.17         9.17         11.11
Growth                            5.80        9.80        19.61         21.40
High Yield                        6.46       10.46        10.08         12.00
Limited Term Bond                 2.07c       3.32c
Tax-Exempt Bond                   1.23        5.23        10.18         12.10
Utilities                         3.23        7.23        14.47         16.33
World                            13.16       17.16        12.32         14.21

  * Contingent Deferred Sales Charge

            R Shares of:       1 Year(c)
Balanced                         7.52%
Blue Chip                        7.02
Bond                             3.75
Capital Accumulation            12.74
Emerging Growth                  6.20
Government Securities Income     3.76
Growth                           1.12
High Yield                       5.60
Limited Term Bond                3.24
Utilities                       -0.31
World                            9.29

a Partial period, from effective date 12/18/87
b Partial period, from effective date 3/1/91
c Partial period, from effective date 2/29/96
d Partial period, from effective date 12/16/92
e Partial period, from effective date 12/9/94

Total return represents the overall performance of an investment for a specific period of time, assuming the reinvestment of dividends and capital gains and after applicable expenses. Average annual total returns for A shares are with and without maximum 4.75% sales charge. Average annual total returns for B shares are with and without maximum 4.0% contingent deferred sales charge.

Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Contents
                                                        Page
Comments from the Funds'
  Portfolio Managers.......................................1
Asset Allocation - An Important
  Ingredient to Successful Investing......................10

The Princor Growth-Oriented Funds

Financial Statements and Highlights
  Statements of Assets and Liabilities....................12
  Statements of Operations................................14
  Statements of Changes in Net Assets.....................16
  Notes to Financial Statements...........................18
  Schedules of Portfolio Investments
    Balanced Fund.........................................26
    Blue Chip Fund........................................28
    Capital Accumulation Fund.............................29
    Emerging Growth Fund..................................30
    Growth Fund, Inc......................................33
    Utilities Fund, Inc...................................35
    World Fund, Inc.......................................35
  Financial Highlights....................................40

The Princor Income-Oriented Funds

Financial Statements and Highlights
  Statements of Assets and Liabilities....................48
  Statements of Operations................................50
  Statements of Changes in Net Assets.....................52
  Notes to Financial Statements...........................54
  Schedules of Portfolio Investments
    Bond Fund.............................................62
    Government Securities Income Fund.....................64
    High Yield Fund.......................................65
    Limited Term Bond Fund................................66
    Tax-Exempt Bond Fund..................................68
  Financial Highlights....................................72

The Princor Money Market Funds

Financial Statements and Highlights
  Statements of Assets and Liabilities....................78
  Statements of Operations................................79
  Statements of Changes in Net Assets.....................80
  Notes to Financial Statements...........................82
  Schedules of Portfolio Investments
    Cash Management Fund..................................86
    Tax-Exempt Cash Management
      Fund................................................88
  Financial Highlights....................................92
Report of Independent Auditors............................94
Federal Tax Information...................................96
The Princor Family of Mutual Funds.......................100

MANAGER'S COMMENTS

Princor Management Corporation, the adviser to the Princor funds, is staffed with investment professionals who manage each individual fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and recent results of each fund over the past year. We believe any Princor fund should, under normal circumstances, represent only a portion of an investor's total investments. For most investors a portfolio should be balanced among stocks, bonds, and cash reserves to fit their own needs and risk tolerance. Those who maintain this balanced approach should be aware of the short-term results, but focus on the long term. Past performance is no guarantee of future results. Fund values will fluctuate so that the shares, upon redemption, may be worth more or less than their original cost.

Growth-Oriented Funds

Princor Balanced Fund

Judi Vogel

The year ended October 31, 1996, was characterized by volatility - in the economy, interest rates and market results. Fixed-income returns were negatively impacted as interest rates moved higher on fears that inflation would pick up with strength in the economy. Much attention was focused on employment reports throughout the year as gains in payroll employment, together with wage increases, caused wage inflation concerns to surface. On balance, however, conditions were good for investors, especially those participating in the equity market. Economic activity was moderately strong yet noninflationary. Corporate earnings continued to climb, though at a slower rate of growth than in 1995. And investors poured record amounts of cash into the equity markets during the year. The Balanced Fund benefited from strong common stock results, while the effects of higher interest rates and lower fixed income valuations moderated total returns. Our emphasis on companies capable of growing earnings regardless of the state of the economy served the fund well. Now six years into this economic expansion, we anticipate economic growth as well as earnings growth will slow going forward. Our strategy is to remain relatively insensitive to the economic cycle, keeping credit risk to a minimum. There is no independent market index against which to measure returns of balanced portfolios, however, we show the Standard & Poor's 500 Stock Index for your information.


           Comparison of Change in Value of $10,000 Investment in the Balanced Fund Class A, S&P 500 and Lipper Balanced Fund Average

                                                                  Lipper
                                 Balanced          S&P 500        Balanced
       Year Ended October 31,      Fund            Index          Average
                                    9,525         10,000          10,000
                 1988              10,714         11,627          11,233
                 1989              11,896         14,696          13,152
                 1990              10,554         13,595          12,465
                 1991              14,152         18,151          16,015
                 1992              15,830         19,959          17,413
                 1993              17,768         22,938          19,994
                 1994              17,935         23,823          19,852
                 1995              20,480         30,112          23,300
                 1996              23,573         37,355          26,758

Note:Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


               Total Returns
          As of October 31, 1996
           1 Year 5 Year 10 Year
           9.69%   9.68%  10.15%*  Class A
          10.10%  15.54% **        Class B
           7.52%***                Class R

* - Since Inception Date 12/18/87
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96


Princor Blue Chip Fund

Mark  Williams

This Fund's investment strategy is to concentrate on those companies with a significant operating history, a well-capitalized balance sheet, and a history of consistent increases in earnings and dividends. We place special importance on the consistency of dividend increases. This is true for two reasons. One, by increasing the dividend, management sends a signal of confidence to investors. Management generally increases the dividend when they are confident of future business conditions. Two, companies that consistently increase the dividend provide investors the benefit of a rising income stream. This differs from bond investors who receive a fixed income stream.

Historically, investors have been rewarded with a performance premium for those companies consistently increasing dividends. Recently, this premium has fallen. The high profit environment in combination with the uninterrupted economic growth has made investors less concerned with disposition of corporate cash flow than growth of corporate cash flow. Stated another way, if earnings are growing rapidly, investors are not as concerned about increasing dividends. We expect increasing dividends to return to their historic importance when economic conditions are more negative and corporate profits are lower.

During the year just ended, conditions remained close to ideal for stock market investors. Economic growth was moderate, inflation remained in check, and the Federal Reserve expertly guided monetary policy. This Fund's performance trailed market averages partially for the reasons previously discussed. Additionally, after strong economic numbers were released in February and March, investors rotated to those companies that benefit from a strengthening economy. Due to the structure and goals of this account, we hold very few cyclical companies. This underweighting in cyclicals penalized the Fund's relative performance. Later in the year, our technology holdings were adversely impacted by negative earnings comparisons. Because we had overweighted these companies, relative to the benchmark, performance was adversely affected.

Going forward, we see a slowing economy and corporate profit margin erosion. With this in mind, our position is that consistent earnings growth companies should position the Fund well.


   Comparison of Change in Value of $10,000 Investment in the Blue Chip Fund
            Class A, S&P 500 and Lipper Growth & Income Fund Average

                            Blue           S&P 500             Lipper
                            Chip            Stock         Growth & Income
Year Ended October 31,      Fund            Index           Fund Average
                            9,525          10,000             10,000
             1991          10,137          10,911             10,544
             1992          11,142          11,998             11,499
             1993          11,771          13,789             13,424
             1994          12,546          14,321             13,763
             1995          15,388          18,100             16,510
             1996          18,188          22,455             20,011

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


               Total Returns
          As of October 31, 1996
           1 Year 5 Year 10 Year
           12.64% 11.33% 11.13%* Class A
           13.18% 21.57% **      Class B
            7.02%***             Class R

* - Since Inception Date 3/1/91
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96


Princor Capital Accumulation Fund

David White
Catherine Green

The Fund outperformed both the Standard & Poor's 500 and the Lipper Average Growth & Income Fund for the past year. Our relative strength has come from several factors. First, our exposure to the more cyclical sectors of the market has been fairly low. This has been positive because these areas have not performed as well as the rest of the market. Financial stocks have continued to help us throughout the year, as well as consumer staple stocks. We have had a strong exposure to these types of companies during the year. We feel that their steady earnings growth is a positive in these markets, and the prices have moved in accordance with our thinking. The market is now paying a premium for companies that exhibit steady earnings progression.

We look for companies we feel will provide investors with above-average rates of return over the long term. We do this through a "bottoms up analysis" that focuses on the price relative to the company's earnings and dividend yield. We also monitor historical relationships to find opportunities where a stock looks attractive compared to its historical pricing. We then overlay this with a "top down" strategy. We look at the big picture: the economy, international trade secular industry trends, earnings and the stock market.

For some time we have been concerned about continued strong gains in the economy. We have been careful to watch our investments in the more sensitive sectors of the economy and have tried to focus on companies with the ability to continue growth of earnings.


Comparison of Change in Value of $10,000 Investment in the Capital Accumulation
         Fund Class A, S&P 500 and Lipper Growth & Income Fund Average

                                         S&P 500             Lipper
                           Capital        Stock         Growth & Income
Year Ended October 31,  Accumulation      Index           Fund Average
                           9,525         10,000             10,000
          1987             9,954         10,646             10,105
          1988            11,388         12,223             11,756
          1989            12,962         15,449             14,163
          1990            10,652         14,292             12,772
          1991            14,980         19,081             17,050
          1992            16,728         20,982             18,595
          1993            18,471         24,114             21,708
          1994            19,702         25,044             22,255
          1995            23,238         31,655             26,697
          1996            29,374         39,250             32,360

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


                 Total Returns
            As of October 31, 1996
            1 Year 5 Year 10 Year
            20.47% 13.32%  11.38%   Class A
            21.19% 25.00%*          Class B
            12.74%**                Class R

* - Since Inception Date 12/9/94
** - Since Inception Date 2/29/96


Princor Emerging Growth Fund

Mike Hamilton

Small stocks performed best year to date on a price basis as shown by the NASDAQ new high in the third quarter. The stock markets were all extremely strong for the year however. During the period, the stock market has favored different sectors depending on the most recent economic news. The Princor Emerging Growth Fund has closely tracked its benchmark for the year. The Fund is light on energy stocks and that is the main reason for the difference. The strongest of the sectors in the Fund have been financials, mainly regional bank stocks, and the technology sector.

The portfolio is structured for a continued economic cycle of slow but steady growth with inflation controlled at its current pace. There will be ups and downs as momentum investors are clearly in control of the current market. We chose to focus on higher quality companies with more dependable growth to limit business risk in the portfolio. Both healthcare and financials continue to be the focus in the portfolio.


           Comparison of Change in Value of $10,000 Investment in the Emerging Growth Fund Class A, S&P 500 and Lipper Mid Cap Fund Average

                                          S&P 500           Lipper
                         Emerging          Stock            MID CAP
Year Ended October 31,    Growth           Index         Fund Average
                           9,525          10,000             10,000
            1988          11,409          11,627             11,344
            1989          13,651          14,696             14,346
            1990          11,357          13,595             12,349
            1991          18,689          18,151             19,744
            1992          20,862          19,959             21,136
            1993          24,964          22,938             26,260
            1994          26,676          23,823             26,816
            1995          33,721          30,112             33,389
            1996          39,418          37,355             39,489

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


               Total Returns
          As of October 31, 1996
           1 Year 5 Year 10 Year
           11.40% 14.98% 16.73%*  Class A
           12.07% 25.39% **       Class B
            6.20%***              Class R

* - Since Inception Date 12/18/87
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96


Princor Growth Fund

Mike  Hamilton

With the year-to-date increase in the stock market, momentum investing has been the clear winner to date. This style of investing requires portfolio managers to concentrate on stocks that have current price momentum based on current earnings momentum without regard for long-term fundamentals of companies or their products. We chose to not join the crowd and focused instead on companies with real long term earning expectations. This has been the cause of the divergence between the Fund's performance and the outperformance of the benchmarks year-to-date. Also, we have been light on the energy and consumer retail sector which have had great momentum recently. Our overweighting in financial stocks has helped us to somewhat offset not joining the momentum crowd.

We continue to see slow economic growth with few current imbalances. That is why we continue to focus on healthcare, financials and some growth cyclicals. We don't want to subject the portfolio to excessive market and business risk. We concentrate on good companies with earnings growth sustainable into the future.


           Comparison of Change in Value of $10,000 Investment in the Growth Fund Class A, S&P 500 and Lipper Growth Fund Average


                                                 S&P 500          Lipper
                                 Growth          Stock            Growth
       Year Ended October 31,     Fund           Index         Fund Average
                                  9,525          10,000          10,000
                    1987          9,782          10,646           9,957
                    1988         10,713          12,223          11,536
                    1989         12,647          15,449          14,341
                    1990         11,483          14,292          12,670
                    1991         18,293          19,081          17,906
                    1992         20,992          20,982          19,314
                    1993         23,056          24,114          22,611
                    1994         25,321          25,044          22,959
                    1995         31,218          31,655          28,465
                    1996         34,528          39,250          33,722

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


               Total Returns
          As of October 31, 1996
           1 Year 5 Year 10 Year
           5.40%  12.46%  13.19%   Class A
           5.80%  19.61%*          Class B
           1.12%**                 Class R

* - Since Inception Date 12/9/94
** - Since Inception Date 2/29/96


Princor Utilities Fund

Catherine  Green

The Utilities Fund has underperformed the Dow Jones Utility Index and its peer group during the year for three basic reasons. First, the peer group surpassed us due to the strength of non-utility stocks. The market in general had performance more than twice that of utility stocks. Those funds also holding non-utility stocks in their portfolios had a tendency to outperform the utility stock indexes and other "pure play" vehicles. Second, the index was stronger than our Fund due to stocks in the Fund. Our Fund tends to own stocks of the stronger utility companies with lower costs that have opportunities to compete in a more competitive environment. The index stocks include companies that have had more difficulty in changing to the upcoming competitive environment. However, some of those stocks have been strong performers in the past year as they moved up from low bases. We still prefer to invest in companies with stronger competitive positions, and like their return opportunities longer term. The third reason for underperformance is due to new legislation in telecommunications stocks. In February, rules were announced relating to legislation in August and these stocks became more volatile. Although several communications companies still have higher growth potential than many electric utility stocks, the stocks dealt with a tough year at times.

Utility stocks experienced a turbulent year but the final result was a positive return. Throughout the year, utility stocks were impacted by several events. First, interest rates edged back up in early 1996 and hurt the price of electric utility stocks. Telephone stocks were negatively impacted by Federal legislation passed in February, 1996. Later in August, rules based on the February bill were announced by the Federal Communications Commission. The rules seemed unfair to regional Bell operating companies and they were hurt further in their stock price. Electric companies have been planning how their states might adapt to changes which paves the way to open competition. As events move in a positive or negative fashion, it impacts the price of a stock. We maintain our focus on the higher-quality end of the spectrum and try to determine which companies we feel will have success in a competitive environment.


      Comparison of Change in Value of $10,000 Investment in the Utilities
          Fund Class A, S&P 500, Lipper Utilities Fund Average and the
                     Dow Jones Utilities Index with Income

                                                 Lipper         Dow Jones
                        Utilities   S&P 500   Utilities Fund    Utilities
Year Ended October 31,   Fund        Index       Average       With Income
                        9,525       10,000        10,000            10,000
       1993            11,047       10,980        11,575            11,658
       1994             9,368       11,403        10,475             9,349
       1995            11,651       14,413        12,325            11,810
       1996            12,598       17,880        13,733            13,216


Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


               Total Returns
          As of October 31, 1996
           1 Year   5 Year   10 Year
            3.05%    6.14% *   --   Class A
            3.23%   14.47%**   --   Class B
           -0.31%***   --      --   Class R

* Since Inception Date 12/16/92
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96


Princor World Fund

Scott  Opsal

The Fund's strong performance this year has been driven by broad-based market rallies across Europe. Several European markets have climbed more than 20% this year, with Japan and Italy being the only major markets not reflecting strong gains. The Fund's investment strategy of holding stocks in smaller European economies produced good performance as interest rate moves have been favorable this year. Long bond yields in secondary European markets fell while rates in the stronger core countries have inched up. The Fund's overexposure to the falling rate markets and underexposure to the rising rate markets were significant positive factors producing returns that exceeded the EAFE Index and the average international fund this year.

The Fund has also benefited from noncyclical stockholdings in Europe. Food, drug, technology, and stable growth cyclicals have outperformed the heavier cyclical industries. The Fund's move into noncyclical growth stocks early in the year proved timely. The Fund remains underweighted in Japan due to poor valuations and a weak economic outlook. Japan has been the worst performing major market, and the Fund's lack of exposure to this market also boosted relative returns.

Adverse currency changes have diminished the Fund's returns as measured in U.S. dollars by an estimated 2%. We believe the EAFE Index has suffered a currency loss exceeding 4%, and the average manager has lost an estimated 3%. Thus, the Fund's investment strategy placed it in markets suffering relatively small foreign exchange losses, thereby aiding relative return performance.

The World Fund is subject to specific risks associated with foreign currency rates, foreign taxation and foreign economies.


           Comparison of Change in Value of $10,000 Investment in the World Fund Class A, EAFE and Lipper International Fund Average

                                                           Lipper
                         World           EAFE          International
Year Ended October 31     Fund           Index            Average
                          9,525          10,000           10,000
            1988          9,529          10,594           10,854
            1989         10,055          11,457           12,475
            1990         10,149           9,995           12,380
            1991         11,552          10,689           13,434
            1992         11,371           9,276           12,776
            1993         16,077          12,751           17,045
            1994         17,620          14,036           18,848
            1995         17,801          13,986           18,733
            1996         21,071          15,441           20,743

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


               Total Returns
          As of October 31, 1996
           1 Year  5 Year 10 Year
           12.80%   11.69%  8.53%    Class A
           13.16%   12.32%*          Class B
            9.29%**                  Class R

* - Since Inception Date 12/9/94
** - Since Inception Date 2/29/96
*** Previous periods during which the fund was advised by another investment advisor are not shown.


Important Notes of the Growth-Oriented Funds:

Standard & Poor's 500 Stock Index: An unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Lipper Growth & Income Fund Average: This average consists of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends. The one year average currently contains 516 funds.

Lipper Mid Cap Fund Average: This average consists of funds which, by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one year average currently contains 146 funds.

Lipper Growth Fund Average: This average consists of funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. The one year average currently contains 642 funds.

Lipper Balanced Fund Average: This average consists of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ration ranges around 60%/40%. The one year average currently contains 267 funds.

Lipper Utilities Fund Average: This average consists of funds which invest 65% of its equity portfolio in utility shares. The one year average currently contains 90 funds.

Dow Jones Utilities Index with Income: This average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Morgan Stanley EAFE (Europe, Australia and Far East) Index: This average reflects an arithmetic, market value weighted average of performance of more than 900 listed securities which are listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one year average currently contains 324 funds.

Note: Mutual fund data from Lipper Analytical Services, Inc.

Income-Oriented Funds

Princor Bond Fund

Don  Brattebo
Scott  Bennett

The Bond Fund's performance in 1996 was off as compared to 1995 which was a banner year mainly because of dramatically declining interest rates. During 1996, interest rates increased throughout most of the year and only recently have been on their way down as inflation fears ease. This hurt the Fund's relative performance as our duration target of seven years is longer than the average BBB-rated bond fund and the BAA Lehman Corporate Index. Over a long-term perspective we continue to outperform the Lipper Corporate Debt BBB Average, which we attribute to remaining fully invested and not trying to guess interest rates. Underperformance relative to Lehman Brothers BAA Corporate Index in the past year has mainly been because our duration is longer than the index and from a long-term perspective because of operating expenses. Duration measures the price change of a bond given a change in interest rates. In general, if interest rates change one percentage point, the value will change in the opposite direction by a percentage which equals the duration.

In addition to above average, long-term performance within our peer group, BBB-rated corporate securities continue to be attractive by outperforming all other investment-grade quality levels. The yield difference between treasuries and BBB-rated corporates have continued to narrow during the year with defaults low and a large amount of funds chasing the available bonds.


        Comparison of Change in Value of $10,000 Investment in the Bond
          Fund Class A, Lehman Brothers BAA Corporate Index and Lipper
                     Corporate Debt BBB Rated Fund Average

                                           Lehman          Lipper
                            Bond             Baa          BBB Corp.
Year Ended October 31,      Fund            Index          Average
                            9,525          10,000          10,000
               1988        10,634          11,207          10,947
               1989        11,862          12,598          11,980
               1990        12,227          13,135          12,295
               1991        14,189          15,451          14,397
               1992        15,814          17,167          15,952
               1993        18,220          19,771          18,362
               1994        17,125          18,564          17,376
               1995        20,504          22,156          19,873
               1996        21,476          23,669          20,974

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1996
           1 Year   5 Year    10 Year
           -0.18%    7.60%    9.00%*  Class A
            0.00%    9.42%**          Class B
            3.75%***                  Class R

* - Since Inception Date 12/18/87
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96


Princor Government Securities Income Fund

Marty  Schafer

As interest rates rose in the second quarter, we continued to purchase mortgage-backed securities selling at a discount and sold those selling at a premium. This positions us for either unchanged or lower interest rates. We view the economy as not too hot or too cold but "just about right." In that case, our portfolio is structured very nicely for the future. The Princor Government Securities Income Fund compared favorably against the Lipper GNMA Fund Average, while it lagged the Lehman GNMA Index, which does not include expenses and, for the last twelve months, has a shorter average maturity. The Fund's favorable comparison to the Lipper GNMA average was derived by the Fund's longer maturity and, we believe, by not market timing interest rates.

Our disciplined approach of running a portfolio priced at or below par continues to protect our shareholders from a drop in rates. The reason this strategy works is because borrowers are becoming more and more efficient in their ability to prepay (call) their home loans. With technology continuing to improve and competition among mortgage bankers becoming more intense, we feel this efficiency will only increase. We avoid most of the callability of staying in low coupon mortgage-backed securities.

We also add value by selecting undervalued sectors of mortgage-backed securities for a portion of the portfolio. The sector we have focused on in the last year has now become very popular with Wall Street and other investors, resulting in our bonds increasing in value.


Comparison of Change in Value of $10,000 Investment in the Government Securities Income Fund Class A, Lehman Brothers GNMA Index and the Lipper GNMA Fund Average

                          Government        Lehman          Lipper
                          Securities        GNMA            GNMA
Year Ended October 31,   Income Fund        Index          Average
                             9,525          10,000          10,000
                1987         9,677          10,402          10,171
                1988        11,030          11,836          11,387
                1989        12,230          13,187          12,499
                1990        12,985          14,281          13,411
                1991        15,164          16,721          15,414
                1992        16,450          18,192          16,694
                1993        18,391          19,569          18,050
                1994        17,241          19,267          17,494
                1995        20,250          22,194          19,880
                1996        21,478          23,781          20,984


Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.

               Total Returns
          As of October 31, 1996
           1 Year  5 Year    10 Year
           1.08%    6.18%    7.94%  Class A
           1.19%    9.17% *         Class B
           3.76% **                 Class R

* - Since Inception Date 12/9/94
** - Since Inception Date 2/29/96


Princor High Yield Fund

Ken Hovey

The fiscal year ended October 31 was successful for the High Yield Fund. Return levels of high yield funds in general were significantly higher than for other fixed- income securities and exemplify the return characteristics that differ between high yield and other forms of bonds. The improved performance also demonstrates why high yield securities add much to portfolio diversification.

The better performance of our Fund and the high yield market compared to other forms of bonds during this period was caused by two factors. First, the risk-free U.S. Treasury market declined in market value over the year for maturities of two years and longer. Investment-grade bonds generally track the Treasury market fairly closely, much closer than do high yield bonds. Investment-grade bonds still had positive total returns due to interest income. Secondly, the risk premium above Treasuries for high yield bonds declined over the year. In other words, the difference in expected returns between high yield bonds and Treasuries was smaller at the end of the fiscal year than at the beginning. One of the key questions looking forward is whether the risk premium for high yield bonds is appropriate, too much or too little. Most observers, including us, think that it is about right given the current economic outlook for continued growth coupled with a nonrestrictive monetary policy. Another key variable to the risk premium and valuation of high yield bonds is the default experience investors realize. Defaults are lower currently for the trailing twelve months than for a year earlier, and are at relatively low rates by historical measure. Our Fund experienced an interest payment default on Drypers bonds that was detailed in the last report. That payment was subsequently received and the bonds continue to be current.

Our Fund's return was higher than the Lehman Index, and lower than the Lipper Average. Difference in return are caused by several factors. Default experience is still important but more relevant over the past year has been sector distribution by industry and by credit quality. Return performance by industry sector was very different as industries go in and out of favor. Our Fund is sufficiently diversified with 51 different bonds. In general, but with exceptions, we own bonds that should perform well in the current economy, but would not fare too badly in a weak economy. In respect to credit quality, we own a mix of BB and B quality bonds which is in line with the market (i.e. Lehman), but we think higher in quality than most competing mutual funds (i.e. Lipper). The higher quality BB-rated bonds have performed closer to investment-grade bonds and therefore did not return as well as B-rated bonds overall. Going forward, we do not expect B-rated bonds to continue to outperform BB-rated bonds as the additional income they provide should be lost in additional defaults. We think our mix of credit quality and industry diversification is appropriate and expect future returns to be similar to both Lehman and Lipper, as they were for the past year.


        Comparison of Change in Value of $10,000 Investment in the High Yield Fund Class A, Lehman Brothers High Yield Index and Lipper
                        High Current Yield Fund Average

                                              Lehman           Lipper
                              High          High Yield       High Yield
Year Ended October 31,     Yield Fund          Index           Average
                              9,525            10,000          10,000
               1988          10,879            11,403          11,230
               1989          11,171            11,625          11,355
               1990           9,550            10,131           9,967
               1991          11,998            15,050          13,589
               1992          13,719            17,345          15,816
               1993          15,319            20,450          18,991
               1994          15,540            20,702          18,913
               1995          17,363            23,958          21,409
               1996          19,426            26,618          24,118

Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


                 Total Returns
            As of October 31, 1996
            1 Year   5 Year     10 Year
            6.63%     9.06%      7.77%*  Class A
            6.46%    10.08% **           Class B
            5.60%***                     Class R

* - Since Inception Date 12/18/87
** - Since Inception Date 12/9/94
*** - Since Inception Date 2/29/96


Princor Limited Term Bond Fund

Marty  Schafer

The Limited Term Bond Fund continues to be an investment well suited for those investors looking to improve on lower yielding money market funds and similar investments, but unwilling to take on the investment risk of longer term bonds or stocks. In recent periods the vast majority of our new investments have been focused in corporate bonds in the two to five year maturity range. As a result, our portfolio mix has become more heavily weighted in corporate bonds (70%) , with the remainder of the portfolio comprised of mortgage- backed securities (25%), asset-backed securities (4%) and commercial paper (1%). We continue to maintain a very high credit quality within the portfolio as the average credit quality is AA-/Aa3. Our strategy continues to be to stay fully invested, find the best value among various short-term, fixed-income securities, maintain high credit quality standards and manage duration within our target range. The return for the Princor Limited Term Bond Fund mirrored both the Lehman Brothers
Government Corporate Intermediate Index and the Lipper Short-Intermediate Investment Grade Bond Fund Average.

The U.S. economy is nearing the end of a prolonged expansion and the outlook for domestic demand is questionable given the rising level of consumer debt and related increase in consumer delinquencies. Any near-term increase in economic activity should have only a temporary and modest effect on interest rates. However, the recent volatility in the market cannot be overlooked. Although economic growth did pick up earlier in the year, fueling the rising interest rate environment, the shorter duration of the Limited Term Bond Fund softened this volatility and generated a positive return for investors during this period of turbulent market conditions.


       Comparison of Change in Value of $10,000 Investment in the Limited Term Bond Fund, Lehman Brothers Government Corporate Intermediate
     Index and Lipper Short-Intermediate Investment Grade Bond Fund Average

                                                Lehman
                                               Brothers
                                               Government          Lipper
                  Limited Term Bond Fund       Corporate        Intermediate
Year Ended     ---------------------------    Intermediate     Investment Grade
October 31,    Class A   Class B   Class R       Index         Bond Fund Avg.
               9,850    10,000    10,000        10,000            10,000
       1996   10,207    10,207    10,324        10,369            10,357


Note: Past performance is not predictive of future performance. The performance of Class B and Class R Shares will vary from the performance of Class A Shares based on the differences in loads and fees.


               Total Returns
          As of October 31, 1996
           1 Year 5 Year 10 Year
           2.07% *  --      --      Class A
           2.07% *  --      --      Class B
           3.24% *  --      --      Class R

* - Since Inception Date 2/29/96


Princor Tax-Exempt Bond Fund

Dan Garrett

The municipal bond market has done well over the past year relative to taxable fixed-income securities. Interest rates rose slightly early in the year as markets anticipated confirmation that growth would not increase inflation. Since May, markets recognized low inflation and growth are compatible, and rates are slightly lower than a year ago. Especially comforting for municipal markets was the reduced concern over radical tax reform. While the chance of losing the tax advantage was small, the market did factor some risk into municipal yields which resulted in lower prices early in the year. Over the summer, tax reform dropped off the list of top election issues, the risk was reduced and prices rose.

Our disciplined approach to credit analysis and targeted duration has provided our shareholders with strong performance. The Fund has outperformed the broader Lehman Municipal Bond Index and has been about even with the Lehman Revenue Bond Index. The Fund's average quality of A outperformed the municipal index of AA+ and the revenue index of AA-. The Fund also benefited because of its weightings in revenue bonds and overall yield differences tightened between revenue bonds and the risk-free municipal curve. The Lehman Brothers Municipal Bond Index has been added because it is a broader index which may be a more appropriate reflection of our Lipper peer group. Our duration as of October 31, 1996 was
7.51 years. This was about the same as the municipal and revenue indices during the past year. Duration measures the price change of a bond given a change in interest rates. In general, if interest rates change one percentage point, the value will change in the opposite direction by a percentage which equals the duration.

Investors of the Tax-Exempt Bond Fund may be subject to the Alternative Minimum Tax.


     Comparison of Change in Value of $10,000 Investment in the Tax-Exempt Bond Fund Class A, Lehman Brothers Revenue Bond Index, Lehman Brothers
       Municipal Bond Index and the Lipper General Municipal Fund Average


                                      Lehman          Lehman          Lipper
Year Ended          Tax-Exempt       Revenue        Municipal        General
October 31,         Bond Fund       Bond Index      Bond Index      Muni. Debt
                      9,525          10,000          10,000          10,000
      1987            8,924           9,923           9,915           9,641
      1988           10,730          11,652          11,359          11,166
      1989           11,710          12,705          12,278          12,036
      1990           12,185          13,650          13,190          12,703
      1991           13,780          15,431          14,795          14,265
      1992           14,850          16,774          16,038          15,320
      1993           17,181          19,332          18,294          17,686
      1994           15,907          18,305          17,497          16,650
      1995           18,457          21,221          20,095          18,931
      1996           19,579          22,526          21,240          19,898

Note: Past performance is not predictive of future performance. The performance of Class B Shares will vary from the performance of Class A Shares based on the difference in loads and fees


               Total Returns
          As of October 31, 1996
           1 Year 5 Year 10 Year
           1.10%   6.25%   6.95%   Class A
           1.23%  10.18%*          Class B

* - Since Inception Date 12/9/94


Princor Cash Management Fund
Princor Tax-Exempt Cash Management Fund

Mike Johnson
Steve Schneider

During the past twelve months, the Federal Reserve lowered short-term interest rates by 25 basis points twice, once in December and then again in January to its current targeted level of 5.25%. Periodically, after the release of various economic numbers there was some market speculation that the Fed would raise rates. However, the 5.25% level has remained in place since January 31 with the Fed continuing to indicate they have no reason to make a change without an acceleration in the growth or inflation rate. The average maturity of our own portfolio, as well as that of the industry, reached its peak during February when investors were still anticipating lower rates. However, following the release of strong economic data led by the February employment report, average maturities declined somewhat and subsequently leveled off. We continue to target and actively monitor the industry averages to keep both our yields and average maturities in line. Both portfolios continue to invest from a list of the highest credit quality issues that are actively managed by our investment securities analytical staff. Throughout most of fiscal 1996, assets for both the Princor taxable and tax-exempt portfolios, as well as those industry wide, were at or near new record high levels.

Investment in the money market funds is neither insured nor guaranteed by the U.
S. Government. While the fund strives to maintain a $1.00 per share NAV, there can be no guarantee it will do so.

Important Notes of the Income-Oriented Funds:

Lehman Brothers, Baa Index: An unmanaged index of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or Standard & Poor's.

Lipper Corporate Debt BBB Rated Fund Average: This average consists of funds which invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The one year average currently contains 78 funds.

Lehman Brothers, GNMA Index: An unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

Lipper GNMA Fund Average: This average consists of funds which invest a least 65% of their assets in Government National Mortgage Association securities. The one year average currently contains 49 funds.

Lehman Brothers, High Yield Index: An unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lipper High Current Yield Fund Average: This average consists of funds which aim at high (relative) current yield from fixed-income securities. No quality or maturity restrictions. They tend to invest in lower grade debt issues. The one year average currently contains 114 funds.

Lehman Brothers,  Government Corporate Intermediate Index: An unmanaged index of
U. S. Government agency and Treasury securities and investment-grade corporate debt securities with maturities of five to ten years.

Lehman Brothers, Municipal Bond Index: An unmanaged index of investment-grade tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.

Lehman Brothers, Revenue Bond Index: An unmanaged index of investment-grade tax-exempt revenue bonds which have been issued within the last five years and at least one year or more to maturity.

Lipper Short-Intermediate Investment Grade Debt Fund Average: This average consists of funds which invest at least 65% of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of one to five years. The one year average currently contains 70 funds.

Lipper General Municipal Debt Fund Average: This average consists of funds which invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The one year average currently contains 228 funds.

Note: Mutual fund data from Lipper Analytical Services, Inc.

           Asset Allocation: An Important Ingredient to Successful Investing

Allocation is the act of selecting the best mix of asset classes for your investment, as decided by your financial objectives and risk tolerance. An asset allocation program works to find the best mix of stock and bond investments to achieve the highest possible returns for a certain risk level. To the right is a hypothetical an asset allocation program.

               Impact of Various Factors on Your Investment Results

pie chart showing a mix as follows: Asset Allocation - 91.5%, Stock Selection - 4.6%, Market Timing - 1.7%, Other - 2.1%

Source:  Financial Analysts Journal

Studies have shown that allocating among a variety of asset classes can dramatically affect investment results. The studies further suggest that asset allocation can be more important to the success of an investment program than either market timing or stock selection. Below is a chart demonstrating the impact of various factors on your investment results.

                      Hypothetical Asset Allocation Program
pie chart showing a mix as follows: U.S. Stocks - 35%, Corporate Bonds - 30%, Government Bonds - 15%, International Stocks - 20%

Though no asset allocation plan can guarantee a profit, it is a way for most investors to increase potential returns while reducing risk. However, many individual investors do not have the time or skills to allocate their investment effectively. This is where the financial expertise of an investment professional becomes invaluable.

The investment professional begins the asset allocation process by asking a series of questions. These questions are designed to help find out the investor's financial goals, investment time horizon and risk tolerance. Here are some examples of the kinds of questions an investment professional might ask:

          How much time exists before you will need to begin taking withdrawals from your investment?

          How much cash do you have set aside for emergencies?

          How would you react if you made an investment and its value declined significantly in the first six months of ownership?

          How do you feel about the long-term outlook for growth of the U.S. economy and the global economy?

After the investor responds to the questions, the investment professional makes an asset allocation recommendation based on the answers. For example, Investor A foresees a need to use the investment funds within five years and has little cash reserved for an emergency. This relatively short time horizon and low liquidity suggests to the investment professional that Investor A should consider a more conservative asset allocation. Investor B has adequate cash reserves and no need for the funds for seven years, but is uncomfortable with volatility. Based on this information, the investment professional recommends a moderate asset allocation. Investor C does not need access to the investment for at least ten years. In addition, Investor C is comfortable with fluctuating portfolio values. As a result, the investment professional proposes that Investor C choose a dynamic asset allocation.

However, the investment process does not stop with the initial allocation of assets. Though most asset allocation programs don't change frequently, there are times when they may need adjustment. This can result from changes in the investor's lifestyle (retirement, birth of a child) or from changes in the securities markets (dramatic increase or decrease in interest rates, extended change in economic outlook). At such times, the investment professional will help the investor reevaluate the allocation and make the necessary changes.

Effective asset allocation is an important ingredient of successful investing. With the help of an investment professional, you too can find the asset allocation best suited to helping you achieve your long-term financial goals. To learn more about asset allocation and how it might help you investment more successfully, contact your investment professional today.

October 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES

                                                         Princor             Princor          Princor Capital           Princor
                                                        Balanced            Blue Chip          Accumulation         Emerging Growth
GROWTH FUNDS                                           Fund, Inc.          Fund, Inc.           Fund, Inc.            Fund, Inc.

    Investment in securities -- at cost.......        $70,608,681         $38,666,049          $372,834,472          $196,175,476

    Assets
    Investment in securities -- at value (Note 4)     $77,326,410         $52,395,813          $446,428,622          $260,529,159
    Cash  ....................................              3,891               1,465                 7,814                 6,749
    Receivables:
       Dividends and interest.................            396,865              63,477               790,667               262,393
       Investment securities sold..............            --                  --                   --                    --
       Capital Stock sold......................            51,418             112,430               299,622               318,992
    Other assets...............................             3,796                 545                24,411                 2,129

                                  Total Assets         77,782,380          52,573,730           447,551,136           261,119,422
    Liabilities
    Accrued expenses                                       92,846              60,482               279,456               294,393
    Payables:
       Investment securities purchased.........            --                  --                   --                    792,000
       Capital Stock reacquired................            31,141              22,847                70,557                72,128

                             Total Liabilities            123,987              83,329               350,013             1,158,521

    Net Assets Applicable to
    Outstanding Shares   ......................       $77,658,393         $52,490,401          $447,201,123          $259,960,901

    Net Assets Consist of:
    Capital Stock..............................       $    53,163      $       30,708          $    161,326          $     72,781
    Additional paid-in capital.................        63,927,311          37,236,847           307,977,966           186,371,526
    Accumulated undistributed net
       investment income.......................           158,125              38,438             2,760,161               373,519
    Accumulated undistributed net realized
       gain (loss) from:
       Investment transactions.................         6,802,065           1,454,644            62,707,520             8,789,392
       Foreign currency transactions...........            --                  --                   --                    --
    Net unrealized  appreciation of investments         6,717,729          13,729,764            73,594,150            64,353,683
    Net unrealized  appreciation on translation of
       assets and liabilities in foreign currencies        --                  --                    --                    --

                              Total Net Assets        $77,658,393         $52,490,401          $447,201,123          $259,960,901

    Capital Stock (par value: $.01 a share)
    Shares authorized..........................       100,000,000         100,000,000           100,000,000           100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets.......................       $70,819,630         $44,388,507          $435,616,809          $229,464,619
                 Shares issued and outstanding.         4,846,581           2,595,277            15,712,496             6,418,841
                Net asset value per share......            $14.61              $17.10                $27.72                $35.75
            Maximum offering price per share(a)            $15.34              $17.95                $29.10                $37.53

       Class B:  Net Assets.......................     $5,964,217          $6,526,767            $9,832,401           $28,479,979
                 Shares issued and outstanding.           409,526             383,239               356,559               802,750
                Net asset value per share(b)...            $14.56              $17.03                $27.58                $35.48

       Class R:  Net Assets.......................       $874,546          $1,575,127            $1,751,913            $2,016,303
                 Shares issued and outstanding.            60,221              92,245                63,541                56,520
                Net asset value per share......            $14.52              $17.08                $27.57                $35.67

    (a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price. (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  See accompanying notes.

October 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES

                                                                 Princor              Princor            Princor
                                                                 Growth              Utilities             World
GROWTH FUNDS                                                   Fund, Inc.           Fund, Inc.          Fund, Inc.

    Investment in securities -- at cost.......                $183,818,625          $67,160,726        $157,851,814

    Assets
    Investment in securities -- at value (Note 4)             $254,216,975          $71,908,657        $188,347,013
    Cash  ....................................                       4,246                3,880              45,664
    Receivables:
       Dividends and interest.................                     236,309              391,862             198,880
       Investment securities sold..............                    --                   --                  655,097
       Capital Stock sold......................                    218,890               37,355             149,345
    Other assets...............................                      8,638                  432               1,617

                                  Total Assets                 254,685,058           72,342,186         189,397,616
    Liabilities
    Accrued expenses                                               257,782               86,948             221,698
    Payables:
       Investment securities purchased.........                    --                   --                  --
       Capital Stock reacquired................                     33,981               42,680              97,480

                             Total Liabilities                     291,763              129,628             319,178

    Net Assets Applicable to
    Outstanding Shares   ......................               $254,393,295          $72,212,558        $189,078,438

    Net Assets Consist of:
    Capital Stock..............................               $     64,358          $    63,371        $    232,423
    Additional paid-in capital.................                180,809,186           68,414,712         148,765,138
    Accumulated undistributed net
       investment income.......................                    682,686              325,361           1,601,065
    Accumulated undistributed net realized
       gain (loss) from:
       Investment transactions.................                  2,438,715           (1,338,817)          8,004,369
       Foreign currency transactions...........                    --                   --                  (20,659)
    Net unrealized  appreciation of investments                 70,398,350            4,747,931          30,495,199
    Net unrealized  appreciation on translation of
       assets and liabilities in foreign currencies                 --                   --                     903

                              Total Net Assets                $254,393,295          $72,212,558        $189,078,438

    Capital Stock (par value: $.01 a share)
    Shares authorized..........................                100,000,000        1,000,000,000         100,000,000

    Net Asset Value Per Share:
    Class A:  Net Assets.......................               $228,360,537          $66,322,317        $172,276,338
                 Shares issued and outstanding.                  5,775,473            5,819,330          21,162,096
                Net asset value per share......                     $39.54               $11.40               $8.14
            Maximum offering price per share(a)                     $41.51               $11.97               $8.55

    Class B:  Net Assets.......................                $24,018,956           $5,579,437         $15,745,141
                 Shares issued and outstanding.                    609,206              490,293           1,950,060
                Net asset value per share(b)...                     $39.43               $11.38               $8.07

    Class R:  Net Assets.......................               $2,013,802               $310,804          $1,056,959
                 Shares issued and outstanding.                     51,112               27,440             130,179
                Net asset value per share......                     $39.40               $11.33               $8.12

    (a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price. (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  See accompanying notes.

Year Ended October 31, 1996

STATEMENTS OF OPERATIONS


                                                          Princor            Princor            Princor Capital          Princor
                                                         Balanced           Blue Chip            Accumulation        Emerging Growth
GROWTH FUNDS                                            Fund, Inc.         Fund, Inc.             Fund, Inc.           Fund, Inc.



    Net Investment Income
    Income:

       Dividends.............................          $   879,659         $1,017,673           $  9,391,309           $  1,730,782
       Less: Withholding tax on
          foreign dividends...................              --                 --                     --                    --
       Interest...............................           1,884,731            147,728                489,900              1,990,047

                                 Total Income            2,764,390          1,165,401              9,881,209              3,720,829

    Expenses:
       Management and investment advisory
          fees (Note 3).......................             404,461            212,845              1,671,502              1,293,848
       Distribution and shareholder servicing
          fees (Note 1 and 3).................             183,234            133,279                457,625                559,125
       Transfer and administrative services
          (Note 1 and 3)......................             251,542            206,942                567,786                942,986
       Registration fees (Note 1).............              25,357             25,320                 35,081                 60,801
       Custodian fees ........................               8,137              4,526                  6,748                  8,002
       Auditing and legal fees ...............               7,325              7,222                  8,797                  9,668
       Directors' fees .......................               8,706              8,705                  8,932                  8,857
       Other .................................               5,881              3,960                 27,892                 13,060

                         Total Gross Expenses              894,643            602,799              2,784,363              2,896,347
       Less:  Management and investment
          advisory fees waived................              --                 --                     --                    --

                           Total Net Expenses              894,643            602,799              2,784,363              2,896,347

                        Net Investment Income            1,869,747            562,602              7,096,846                824,482

    Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign  Currency
    Net realized gain (loss) from:
       Investment transactions................           6,825,321          1,456,128             62,796,872              8,797,569
       Foreign currency transactions..........              --                 --                     --                    --
    Net increase (decrease) in unrealized
    appreciation/depreciation on:
       Investments............................             751,917          4,958,684             21,196,743             21,625,120
       Translation of assets and liabilities in
       foreign curencies......................              --                 --                     --                    --

             Net Realized and Unrealized Gain
          on Investments and Foreign Currency            7,577,238          6,414,812             83,993,615             30,422,689


                   Net Increase in Net Assets
                    Resulting from Operations           $9,446,985         $6,977,414            $91,090,461            $31,247,171

   See accompanying notes.

Year Ended October 31, 1996

STATEMENTS OF OPERATIONS


                                                           Princor            Princor            Princor
                                                           Growth            Utilities             World
GROWTH FUNDS                                             Fund, Inc.         Fund, Inc.          Fund, Inc.



    Net Investment Income
    Income:

       Dividends.............................           $  3,258,063         $3,568,650        $  4,650,004
       Less: Withholding tax on
          foreign dividends...................                --                 --                (566,331)
       Interest...............................             1,270,513             84,808             484,311

                                 Total Income              4,528,576          3,653,458           4,567,984

    Expenses:
       Management and investment advisory
          fees (Note 3).......................             1,040,897            437,402           1,154,783
       Distribution and shareholder servicing
          fees (Note 1 and 3).................               556,203            213,855             353,313
       Transfer and administrative services
          (Note 1 and 3)......................               837,917            228,489             598,305
       Registration fees (Note 1).............                55,403             44,799              41,352
       Custodian fees ........................                 5,866              4,746             187,001
       Auditing and legal fees ...............                10,303              7,181              11,546
       Directors' fees .......................                 8,932              8,706               8,856
       Other .................................                14,705              6,540              11,465

                         Total Gross Expenses              2,530,226            951,718           2,366,621
       Less:  Management and investment
          advisory fees waived................                --                 61,622              --

                           Total Net Expenses              2,530,226            890,096           2,366,621

                        Net Investment Income              1,998,350          2,763,362           2,201,363

    Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign  Currency
    Net realized gain (loss) from:
       Investment transactions................             2,443,260          1,903,036           7,946,241
       Foreign currency transactions..........                --                 --                 (20,659)
    Net increase (decrease) in unrealized
    appreciation/depreciation on:
       Investments............................            15,785,039            907,722          15,859,986
       Translation of assets and liabilities in
       foreign curencies......................                --                 --                  (2,574)

             Net Realized and Unrealized Gain
          on Investments and Foreign Currency             18,228,299          2,810,758          23,782,994


                   Net Increase in Net Assets
                    Resulting from Operations            $20,226,649         $5,574,120         $25,984,357

   See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                                      Princor                             Princor
                                                                     Balanced                            Blue Chip
GROWTH FUNDS                                                        Fund, Inc.                          Fund, Inc.




                                                               1996            1995                 1996           1995

    Operations
    Net investment income.............................     $  1,869,747  $   1,764,386       $       562,602 $       561,604
    Net realized gain (loss) from:
        Investment transactions.......................        6,825,321      2,846,701             1,456,128       1,227,208
        Foreign currency transactions.................           --             --                   --              --
    Net increase (decrease) in unrealized appreciation/
        depreciation on investments and translation of
        assets and liabilities in foreign currencies..          751,917      2,809,432             4,958,684       4,662,787

                           Net Increase in Net Assets
                            Resulting from Operations         9,446,985      7,420,519             6,977,414       6,451,599

    Dividends and Distributions to Shareholders
    From net investment income:
        Class A.......................................       (1,977,960)    (1,526,106)             (597,121)       (487,675)
        Class B ......................................          (80,727)       (10,560)(a)           (28,747)         (6,240)(a)
        Class R(b) ...................................           (3,345)        --                    (3,612)        --

    From net realized gain on investments and
    foreign currency transactions:
        Class A ......................................       (2,798,187)      (234,514)             (811,021)        --
        Class B ......................................          (71,791)        --                   (46,234)        --
        Class R(b)....................................           --             --                   --              --

                                  Total Distributions        (4,932,010)    (1,771,180)           (1,486,735)       (493,915)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................       14,014,587      7,935,949            16,456,171       6,239,894
        Class B ......................................        4,729,247      1,269,648(a)          4,623,404       1,632,045(a)
        Class R(b)....................................          894,478         --                 1,584,827         --
    Shares issued in reinvestment of dividends and
    distributions:
        Class A.......................................        3,967,925      1,395,703             1,107,738         366,550
        Class B ......................................          151,751         10,489(a)             74,660           6,184(a)
        Class R(b)....................................            3,345         --                     3,610         --
    Shares redeemed:
        Class A ......................................       (8,463,657)   (11,165,026)          (13,383,349)     (4,463,004)
        Class B ......................................         (499,765)       (73,722)(a)          (370,763)        (41,750)(a)
        Class R(b) ...................................          (42,847)        --                   (40,315)        --

            Net Increase (Decrease) in Net Assets from
                           Capital Share Transactions        14,755,064       (626,959)           10,055,983       3,739,919

                                       Total Increase        19,270,039      5,022,380            15,546,662       9,697,603

    Net Assets
    Beginning of year.................................       58,388,354     53,365,974            36,943,739      27,246,136

    End of year (including undistributed net
        investment income as set forth below).........      $77,658,393  $  58,388,354        $   52,490,401     $36,943,739



    Undistributed Net Investment Income   ............    $     158,125  $     350,410        $       38,438     $   105,316

    (a) Period from December 5, 1994 (date operations commenced) through October 31,  1995.
    (b) Period from  February 27, 1996 (date  operations  commenced) through October 31, 1996.

  See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                              Princor Capital
                                                               Accumulation
GROWTH FUNDS                                                    Fund, Inc.




                                                           1996            1995

    Operations
    Net investment income............................. $  7,096,846    $  6,438,683
    Net realized gain (loss) from:
        Investment transactions.......................   62,796,872      21,096,912
        Foreign currency transactions.................       --             --
    Net increase (decrease) in unrealized appreciation/
        depreciation on investments and translation of
        assets and liabilities in foreign currencies..   21,196,743      24,916,772

                           Net Increase in Net Assets
                            Resulting from Operations    91,090,461      52,452,367

    Dividends and Distributions to Shareholders
    From net investment income:
        Class A.......................................   (6,575,207)     (5,617,183)
        Class B ......................................      (40,153)         (6,731)(a)
        Class R(b) ...................................         (377)        --

    From net realized gain on investments and
    foreign currency transactions:
        Class A ......................................  (20,944,284)     (4,755,174)
        Class B ......................................     (159,788)        --
        Class R(b)....................................       --             --

                                  Total Distributions   (27,719,809)    (10,379,088)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................   38,526,395      28,287,310
        Class B ......................................    6,857,184       2,179,812(a)
        Class R(b)....................................    1,747,855         --
    Shares issued in reinvestment of dividends and
    distributions:
        Class A.......................................   27,060,108      10,162,185
        Class B ......................................      199,814           6,731(a)
        Class R(b)....................................          377         --
    Shares redeemed:
        Class A ......................................  (31,940,130)    (26,662,663)
        Class B ......................................     (468,502)       (107,211)(a)
        Class R(b) ...................................      (57,097)        --

            Net Increase (Decrease) in Net Assets from
                           Capital Share Transactions    41,926,004      13,866,164

                                       Total Increase   105,296,656      55,939,443

    Net Assets
    Beginning of year.................................  341,904,467     285,965,024

    End of year (including undistributed net
        investment income as set forth below)......... $447,201,123    $341,904,467



    Undistributed Net Investment Income   ............ $  2,760,161  $    2,279,052

    (a) Period from December 5, 1994 (date operations commenced) through October 31,  1995.
    (b) Period from  February 27, 1996 (date  operations  commenced) through October 31, 1996.

  See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        Princor                          Princor
                                                                    Emerging Growth                      Growth
GROWTH FUNDS                                                          Fund, Inc.                       Fund, Inc.




                                                                 1996           1995               1996           1995

    Operations
    Net investment income.............................      $    824,482   $    549,975      $    1,998,350   $  1,593,835
    Net realized gain (loss) from:
        Investment transactions.......................         8,797,569      3,897,774           2,443,260      5,884,252
        Foreign currency transactions.................            --             --                 --             --
    Net increase (decrease) in unrealized appreciation/
        depreciation on investments and translation of
        assets and liabilities in foreign currencies..        21,625,120     25,019,957          15,785,039     24,040,842

                           Net Increase in Net Assets
                            Resulting from Operations         31,247,171     29,467,706          20,226,649     31,518,929

    Dividends and Distributions to Shareholders
    From net investment income:
        Class A.......................................          (769,946)      (236,412)         (1,861,151)    (1,314,723)
        Class B ......................................            (5,762)          (992)(a)         (18,683)        (7,563)(a)
        Class R(b) ...................................              (100)        --                     (57)       --

    From net realized gain on investments and
    foreign currency transactions:
        Class A ......................................        (3,664,659)      (544,422)         (5,595,988)    (2,370,009)
        Class B ......................................          (234,733)        --                (291,406)       --
        Class R(b)....................................            --             --                 --             --

                                  Total Distributions         (4,675,200)      (781,826)         (7,767,285)    (3,692,295)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................        73,310,489     46,003,051          57,801,956     42,675,725
        Class B ......................................        18,956,446      8,944,401(a)       16,237,487      7,815,161(a)
        Class R(b)....................................         2,007,738         --               2,064,878        --
    Shares issued in reinvestment of dividends and
    distributions:
        Class A.......................................         4,310,643        763,370           7,227,308      3,557,579
        Class B ......................................           236,262            992(a)          308,579          7,560(a)
        Class R(b)....................................               100         --                      57        --
    Shares redeemed:
        Class A ......................................       (23,052,083)   (16,885,879)        (22,732,322)   (15,426,370)
        Class B ......................................        (1,969,387)      (867,829)(a)      (1,567,488)      (212,100)(a)
        Class R(b) ...................................           (19,892)        --                 (13,380)       --

            Net Increase (Decrease) in Net Assets from
                           Capital Share Transactions         73,780,316     37,958,106          59,327,075     38,417,555

                                       Total Increase        100,352,287     66,643,986          71,786,439     66,244,189

    Net Assets
    Beginning of year.................................       159,608,614     92,964,628         182,606,856    116,362,667

    End of year (including undistributed net
        investment income as set forth below).........      $259,960,901   $159,608,614        $254,393,295   $182,606,856



    Undistributed Net Investment Income   ............      $    373,519   $    324,845        $    682,686   $    564,227

    (a) Period from December 5, 1994 (date operations commenced) through October 31,  1995.
    (b) Period from  February 27, 1996 (date  operations  commenced) through October 31, 1996.

  See accompanying notes.

Years Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         Princor                              Princor
                                                                        Utilities                              World
GROWTH FUNDS                                                           Fund, Inc.                            Fund, Inc.




                                                                   1996           1995                   1996              1995

    Operations
    Net investment income.............................       $   2,763,362      $  3,019,757          $  2,201,363    $   1,294,94
    Net realized gain (loss) from:
        Investment transactions.......................           1,903,036          (393,414)            7,946,241       5,921,120
        Foreign currency transactions.................              --                --                   (20,659)         97,847
    Net increase (decrease) in unrealized appreciation/
        depreciation on investments and translation of
        assets and liabilities in foreign currencies..             907,722        11,053,532            15,857,412      (5,208,159)

                           Net Increase in Net Assets
                            Resulting from Operations            5,574,120         13,679,875           25,984,357       2,105,752

    Dividends and Distributions to Shareholders
    From net investment income:
        Class A.......................................         ( 2,523,991)        (3,003,083)          (1,382,783)       (571,155)
        Class B ......................................            (158,855)           (66,295)(a)          (15,481)         (1,106)
        Class R(b) ...................................              (1,864)           --                    --                --

    From net realized gain on investments and
    foreign currency transactions:
        Class A ......................................              --                --                (5,735,484)     (2,940,766)
        Class B ......................................              --                --                  (196,110)           --
        Class R(b)....................................              --                --                    --                --

                                  Total Distributions           (2,684,710)        (3,069,378)          (7,329,858)     (3,513,027)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A.......................................          11,274,737          9,551,504           38,822,208      28,751,013
        Class B ......................................           3,349,548          3,732,230(a)        11,226,931       3,799,760
        Class R(b)....................................             308,620            --                 1,038,560            --
    Shares issued in reinvestment of dividends and
    distributions:
        Class A.......................................           2,196,843          2,502,797            7,075,336       3,389,757
        Class B ......................................             146,631             61,981(a)           209,953           1,106
        Class R(b)....................................               1,864            --                    --                --
    Shares redeemed:
        Class A ......................................         (15,770,532)       (13,188,883)         (17,658,243)    (19,795,122)
        Class B ......................................          (2,007,039)          (191,972)(a)         (746,863)        (88,847)
        Class R(b) ...................................              (2,894)           --                    (6,119)           --

            Net Increase (Decrease) in Net Assets from
                           Capital Share Transactions             (502,222)         2,467,657           39,961,763      16,057,667

                                       Total Increase            2,387,188         13,078,154           58,616,262      14,650,392

    Net Assets
    Beginning of year.................................          69,825,370         56,747,216          130,462,176     115,811,784

    End of year (including undistributed net
        investment income as set forth below).........       $  72,212,558       $ 69,825,370         $189,078,438    $130,462,176



    Undistributed Net Investment Income   ............       $     325,361       $    246,709         $  1,601,065    $    776,759

    (a) Period from December 5, 1994 (date operations commenced) through October 31,  1995.
    (b) Period from  February 27, 1996 (date  operations  commenced) through October 31, 1996.

  See accompanying notes.

October 31, 1996

NOTES TO FINANCIAL STATEMENTS


Princor Balanced Fund, Inc.
Princor Blue Chip Fund, Inc.
Princor Capital Accumulation Fund, Inc.
Princor Emerging Growth Fund, Inc.
Princor Growth Fund, Inc.
Princor Utilities Fund, Inc.
Princor World Fund, Inc.

Note 1 -- Significant Accounting Policies

Princor Balanced Fund, Inc., Princor Blue Chip Fund, Inc., Princor Capital Accumulation Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Growth Fund, Inc., Princor Utilities Fund, Inc. and Princor World Fund, Inc. (the "Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On December 5, 1994, the initial purchases of Class B shares of the Growth Funds were made by Princor Management Corporation (See Note 3). All shares outstanding prior to the initial Class B share purchases have been classified as Class A shares. Effective December 9, 1994, the Growth Funds also began offering Class B shares to the public. On February 27, 1996, the initial purchases of Class R shares of the Growth Funds were made by Princor Management Corporation (See Note
3). Effective February 29, 1996, the Growth Funds began offering Class R shares to eligible purchasers.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's respective Board of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The Growth Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the period ended October 31, 1996, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                      Distribution and
                                                 Shareholder Servicing Fees

                                               Class A      Class B     Class R

      Princor Balanced Fund, Inc.               $149,193     $33,433    $   608
      Princor Blue Chip Fund, Inc.                95,828      36,181      1,270
      Princor Capital Accumulation Fund, Inc.    405,158      51,148      1,319
      Princor Emerging Growth Fund, Inc.         405,151     152,515      1,459
      Princor Growth Fund, Inc.                  423,459     131,333      1,411
      Princor Utilities Fund, Inc.               167,170      46,409        276
      Princor World Fund, Inc.                   266,025      86,326        962



                                                         Transfer and
                                                    Administrative Services

                                                Class A     Class B     Class R

      Princor Balanced Fund, Inc.              $  59,754    $  5,420     $  4
      Princor Blue Chip Fund, Inc.                36,415       6,853       11
      Princor Capital Accumulation Fund, Inc.    164,118       8,869        9
      Princor Emerging Growth Fund, Inc.         216,658      28,138       10
      Princor Growth Fund, Inc.                  205,260      24,096        7
      Princor Utilities Fund, Inc.                63,132       5,124        6
      Princor World Fund, Inc.                   153,210      13,055       11

                                                        Registration Fees

                                                Class A      Class B    Class R

      Princor Balanced Fund, Inc.               $  7,766    $  6,224       $34
      Princor Blue Chip Fund, Inc.                 5,685       6,930        50
      Princor Capital Accumulation Fund, Inc.      6,994       6,052        44
      Princor Emerging Growth Fund, Inc.          13,719      12,354        34
      Princor Growth Fund, Inc.                    9,820      13,472        34
      Princor Utilities Fund, Inc.                19,539      10,099        34
      Princor World Fund, Inc.                    12,667       9,747        44

The Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

With respect to Princor World Fund, Inc., the value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation.

Since the carrying amount of the foreign securities of the fund is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The Growth Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. The Growth Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Growth Funds are informed of the ex-dividend date. Interest Income is recognized on an accrual basis.

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition - "temporary"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the years ended October 31, 1996 and 1995 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

At October 31, 1996, the following Growth fund had net capital loss carryforward as follows:

                                                                   Princor
                                                                  Utilities
   Net Capital Loss Carryforward Expires in:                     Fund, Inc.

              2002                                              $  945,000
              2003                                                 394,000
                                                                ----------
                                                                $1,339,000

Note 3 -- Management Agreement and Transactions With Affiliates

The Growth Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company)(the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Growth Funds is as follows:

                                                 Net Asset Value of Funds
                                                       (in millions)

                                          First    Next   Next    Next    Over
                     Fund                 $100     $100   $100    $100    $400

Princor Balanced Fund, Inc.              0.60%    0.55%  0.50%   0.45%   0.40%
Princor Blue Chip Fund, Inc.             0.50%    0.45%  0.40%   0.35%   0.30%
Princor Capital Accumulation Fund, Inc.  0.50%    0.45%  0.40%   0.35%   0.30%
Princor Emerging Growth Fund, Inc.       0.65%    0.60%  0.55%   0.50%   0.45%
Princor Growth Fund, Inc.                0.50%    0.45%  0.40%   0.35%   0.30%
Princor Utilities Fund, Inc.             0.60%    0.55%  0.50%   0.45%   0.40%
Princor World  Fund, Inc.                0.75%    0.70%  0.65%   0.60%   0.55%

The Manager has agreed to reimburse the Growth Funds annually for their total expenses (excluding brokerage commissions, interest and taxes) in excess of limits prescribed by any state in which the Growth Funds' shares are offered for sale (currently 2 1/2% of the first $30 million of each fund's average annual net assets, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess thereof).

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

The Manager voluntarily waives a portion of its fee for the Princor Utilities Fund, Inc. The waivers are in amounts that maintain total operating expenses within certain limits. The limits are expressed as a percentage of average net assets attributable to each class on an annualized basis during the reporting period. The amount waived and the operating limits, which were maintained at or below those shown, are as follows:

                                     Amount
                                     Waived

                               YearEnded            Year Ended         Expense
                           October 31, 1996       October 31, 1995      Limit

   Princor Utilities Fund, Inc.
      Class A                   $54,932              $151,145           1.15%
      Class B                     6,690                 1,338(a)        1.90%
      Class R                      --  (b)               --             1.65%

(a) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. (b) Period from February 29, 1996, date Class R shares first offered to the eligible purchasers, through October 31, 1996.

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by Princor Utilities Fund, Inc. through February 28, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates which for Class A shares, begin at .75% and for Class B shares at 4.00% of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price. The aggregate amount of these charges retained, by fund, for the period ended October 31, 1996 were as follows:

                                               Class A       Class B

   Princor Balanced Fund, Inc.                $   440,145    $  8,439
   Princor Blue Chip Fund, Inc.                   460,854       8,534
   Princor Capital Accumulation Fund, Inc.        977,583      11,097
   Princor Emerging Growth Fund, Inc.           2,070,533      41,947
   Princor Growth Fund, Inc.                    1,779,966      33,473
   Princor Utilities Fund, Inc.                   342,124      28,800
   Princor World  Fund, Inc.                      934,534      17,019

No brokerage commissions were paid by the Growth Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to other affiliates by the following funds:

                                            October 31,    October 31,
                                               1996           1995

   Princor Balanced Fund, Inc.                $     555     $  1,162
   Princor Blue Chip Fund, Inc.                     420        --
   Princor Capital Accumulation Fund, Inc.       25,993       17,491
   Princor Emerging Growth Fund, Inc.               500        1,200
   Princor Growth Fund, Inc.                      --           5,894
   Princor Utilities Fund, Inc.                   2,217        3,446
   Princor World Fund, Inc.                       4,038       21,577

The Growth Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares of each fund. Effective December 1994, each of the Growth Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Effective February 1996, each of the Growth Funds adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to
 .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Growth Funds.

At October 31, 1996, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company and benefit plans sponsored on behalf of Principal Mutual Life Insurance Company owned shares of the Growth Funds as follows:


                                           Class A         Class B      Class R

 Princor Balanced Fund, Inc.                  530,696          92        2,183
 Princor Blue Chip Fund, Inc.                  64,477          87           62
 Princor Capital Accumulation  Fund, Inc.   6,816,334          56           41
 Princor Emerging Growth Fund, Inc.            46,739          43           30
 Princor Growth Fund, Inc.                     37,577          36           26
 Princor Utilities Fund, Inc.                  85,553         117           87
 Princor World  Fund, Inc.                  4,166,956         156          134


Note 4 -- Investment Transactions

For the year ended October 31, 1996, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Growth Funds were as follows:

                                           Purchases              Sales

 Princor Balanced Fund, Inc.              $  27,451,481        $  19,379,892
 Princor Blue Chip Fund, Inc.                14,828,707            5,341,648
 Princor Capital Accumulation Fund, Inc.    203,491,564          191,922,597
 Princor Emerging Growth Fund, Inc.          84,621,211           22,419,845
 Princor Growth Fund, Inc.                   59,216,610            3,728,693
 Princor Utilities Fund, Inc.                25,474,851           24,280,223
 Princor World Fund, Inc.                    56,176,479           35,965,723

At October 31, 1996, net unrealized appreciation of investments by the Growth Funds was composed of the following:

                                              Gross Unrealized         Net Unrealized
                                         ----------------------------   Appreciation
                                         Appreciation  (Depreciation)  of Investments

Princor Balanced Fund, Inc.              $  8,390,003  $  (1,672,274)   $   6,717,729
Princor Blue Chip Fund, Inc.               14,422,785       (693,021)      13,729,764
Princor Capital Accumulation Fund, Inc.    86,264,055    (12,669,905)      73,594,150
Princor Emerging Growth  Fund, Inc.        77,463,635    (13,109,952)      64,353,683
Princor Growth Fund, Inc.                  87,031,774    (16,633,424)      70,398,350
Princor Utilities Fund, Inc.                7,518,511     (2,770,580)       4,747,931
Princor World Fund, Inc.                   39,538,523     (9,043,324)      30,495,199

At October 31, 1996, Princor Balanced Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Growth Fund, Inc. and Princor World Fund, Inc. held the following securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect a sale in the ordinary course of business.

                                                                                                    Value at       Value as a
                                                                       Date of                     October 31,    Percentage of
            Fund                       Security Description          Acquisition        Cost          1996         Net Assets

   Princor Balanced     Federal-Mogul Corp.; Series D
   Fund, Inc.              Convertible Preferred Stock               10/15/92       $   450,450     $   491,400         .63%

   Princor Emerging     Ciba-Geigy Corp.; Exchangeable
   Growth Fund, Inc.       Subordinated Debentures                   3/20/91            350,000         358,750         .14
                         Sierra On Line;
                           Convertible Subordinated Debentures       8/15/94            458,750       1,651,250         .64
                                                                     8/17/94            447,125       1,618,225         .62

                                                                                                      3,628,225        1.40
   Princor Growth       Ciba-Geigy Corp.; Exchangeable
   Fund, Inc.              Subordinated Debentures                   3/20/91            500,000         512,500         .20

   Princor World        Alfa SA; Convertible
   Fund, Inc.              Subordinated Debentures                   9/25/95          1,293,600       1,339,000         .71
                        Fokus Bank                                   10/9/95            557,692         700,212         .37
                        Hyundai Motor Co.                            8/23/96            318,750         266,875         .14
                                                                     8/28/96            312,500         266,875         .14
                                                                     9/3/96             159,997         138,775         .08
                        Royal Plastics Group                         11/23/94           441,561       1,006,658         .53
                                                                     6/26/96             75,889          93,209         .05
                                                                     6/27/96            159,181         195,739         .10
                                                                     6/28/96            262,191         318,776         .17
                                                                     7/2/96              53,382          65,246         .03
                                                                     7/3/96             149,540         184,554         .10
                                                                     7/5/96             150,837         186,418         .10
                        Voest-Alpine Stahl                           10/27/95           913,965         996,137         .53
                                                                     1/11/96            414,525         431,659         .23
                                                                     6/26/96            585,672         571,119         .30
                                                                     6/27/96            298,647         292,200         .15

                                                                                                      7,053,452        3.73


The Growth Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentrations of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                                        Princor           Princor Blue         Princor Capital
                                                                  Balanced Fund, Inc.    Chip Fund, Inc.   Accumulation Fund, Inc.

  Year Ended October 31, 1996:
  Shares sold:
     Class A   ................................................        1,006,927             1,010,928             1,522,381
     Class B   ................................................          342,259               285,616               271,398
     Class R*   ...............................................           62,977                94,417                65,641
  Shares issued in reinvestment of dividends and distributions:
     Class A ..................................................          289,049                69,998             1,127,785
     Class B ..................................................           11,027                 4,760                 8,361
     Class R*   ...............................................              234                   214                    15
  Shares redeemed:
     Class A   ................................................         (606,332)             (828,161)           (1,274,731)
     Class B   ................................................          (35,859)              (22,683)              (18,454)
     Class R*   ...............................................           (2,990)               (2,386)               (2,115)

                                                 Net Increase          1,067,292               612,703             1,700,281


  Year Ended October 31, 1995:
  Shares sold:
     Class A   ....................................................      621,291               459,446             1,337,962
     Class B**   ..................................................       96,737               118,048                99,674
  Shares issued in reinvestment of dividends and distributions:
     Class A ......................................................      109,764                27,369               504,425
     Class B** ....................................................          785                   428                   303
  Shares redeemed:
     Class A   ....................................................     (868,199)             (332,080)           (1,230,978)
     Class B**   ..................................................       (5,423)               (2,930)               (4,723)

                                     Net Increase (Decrease)             (45,045)              270,281               706,663

     * Period from February 27, 1996 (date operations commenced) through October 31,  1996.
    ** Period  from  December 5, 1994 (date  operations  commenced through October 31, 1995.



Note 5 -- Capital Share Transactions (Continued)

                                                                      Princor         Princor         Princor         Princor
                                                                   Emerging Growth     Growth        Utilities         World
                                                                     Fund, Inc.      Fund, Inc.     Fund, Inc.      Fund, Inc.

  Year Ended October 31, 1996:
  Shares sold:
     Class A   ...................................................     2,182,164       1,486,767        985,437      5,112,891
     Class B   ...................................................       566,438         418,002        292,572      1,476,354
     Class R*  ...................................................        57,072          51,440         27,529        130,933
  Shares issued in reinvestment of dividends and distributions:
     Class A .....................................................       136,102         191,988        190,416      1,013,112
     Class B .....................................................         7,537           8,274         12,720         30,387
     Class R*.....................................................             3               2            167         --
  Shares redeemed:
     Class A   ...................................................      (688,302)       (587,050)    (1,377,265)    (2,342,950)
     Class B   ...................................................       (58,563)        (40,235)      (176,703)       (96,808)
     Class R *  ..................................................          (555)           (330)          (256)          (754)

                              Net Increase (Decrease)                  2,201,896       1,528,858        (45,383)     5,323,165



  Year Ended October 31, 1995:
  Shares sold:
     Class A   ...................................................     1,672,153       1,298,559        985,916      4,196,714
     Class B** ...................................................       315,641         228,863        374,706        552,636
  Shares issued in reinvestment of dividends and distributions:
     Class A   ...................................................        30,633         118,018        257,037        500,571
     Class B** ...................................................            35             220          6,082            166
  Shares redeemed:
     Class A   ...................................................      (620,722)       (469,161)    (1,355,492)    (2,887,555)
     Class B** ...................................................       (28,338)         (5,918)       (19,084)       (12,675)

                                         Net Increase                  1,369,402       1,170,581        249,165      2,349,857

     * Period from February 27, 1996 (date operations commenced) through October 31,  1996.
    ** Period  from  December 5, 1994 (date  operations  commenced) through October 31, 1995.

Note 6 -- Line of Credit

The Growth Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's Fed Funds Unsecured Rate plus 100 basis points. Additionally, a commitment fee is charged at the annual rate of .25% of the line of credit. At October 31, 1996, the Growth Funds had no outstanding borrowings under the line of credit.

October 31, 1996

SCHEDULES OF INVESTMENTS

PRINCOR BALANCED FUND, INC.


                                              Shares
                                               Held              Value



Common Stocks (54.21%)

Advertising (0.18%)
   Interpublic Group of Cos., Inc.               2,900      $     140,650

Bakery Products (0.85%)
   Sara Lee Corp.                               18,500            656,750

Beverages (0.83%)
   Pepsico, Inc.                                17,100            506,588
   Universal Foods Corp.                         4,000            141,500

                                                                  648,088
Combination Utility Services (0.57%)
   Cinergy Corp.                                13,300            440,563

Commercial Banks (5.66%)
   Banc One Corp.                               17,900            758,512
   Bank of Boston Corp.                         11,600            742,400
   CoreStates Financial Corp.                   19,200            933,600
   First of America Bank Corp.                   5,300            288,188
   Fleet Financial Group, Inc.                   9,900            493,763
   KeyCorp.                                     14,300            666,737
   Nationsbank Corp.                             5,500            518,375

                                                                4,401,575
Commercial Printing (0.64%)
   R. R. Donnelley & Sons Co.                   16,300            495,113

Communications Equipment (0.89%)
   Allen Group, Inc.                             4,100(a)          65,088
   DSC Communications Corp.                     12,400(a)         172,050
   General Instrument Corp.                     22,700(a)         456,837

                                                                  693,975
Computer & Office Equipment (1.58%)
   Hewlett-Packard Co.                           8,300            366,237
   International Business Machines Corp.         6,700            864,300

                                                                1,230,537
Consumer Products (0.47%)
   Philip Morris Cos., Inc.                      3,900            361,238

Crude Petroleum & Natural Gas (1.28%)
   Texaco, Inc.                                  9,800            995,925

Dairy Products (0.30%)
   Dean Foods Co.                                8,000            232,000

Drug Stores & Proprietary Stores (0.53%)
   Rite Aid Corp.                               12,100            411,400

Drugs (6.04%)
   Abbott Labs                                  14,500            734,063
   American Home Products Corp.                  9,800            600,250
   Bristol-Myers Squibb Co.                      4,200            444,150
   Merck & Co., Inc.                            10,500            778,312
   Pharmacia & Upjohn, Inc.                     23,000            828,000
   Schering-Plough Corp.                        12,200            780,800
   Warner-Lambert Co.                            8,300            528,087

                                                                4,693,662
Electric Services (2.40%)
   Dominion Resources, Inc.                     11,900            449,225
   FPL Group, Inc.                               7,900            363,400
   Houston Industries, Inc.                     32,600            745,725
   Potomac Electric Power Co.                   12,000            307,500

                                                                1,865,850
Electrical Industrial Apparatus (0.50%)
   Emerson Electric Co.                          4,400      $     391,600

Electronic Distribution Equipment (1.03%)
   General Electric Co.                          8,300            803,025

Fats & Oils (1.26%)
   Archer Daniels Midland Co.                   44,965            977,988

General Industrial Machinery (0.62%)
   BW/IP Holdings, Inc.; Class  A                5,500             74,250
   Pall Corp.                                   15,900            407,438

                                                                  481,688
Grain Mill Products (0.66%)
   Ralston-Ralston Purina Group                  7,700            509,163

Greeting Cards (0.73%)
   American Greetings Corp.                     19,300            565,731

Grocery Stores (2.61%)
   Albertson's, Inc.                            14,300            491,562
   American Stores Co.                          13,600            562,700
   Sysco Corp.                                  28,600            972,400

                                                                2,026,662
Household Furniture (1.42%)
   Masco Corp.                                  35,100          1,101,262

Industrial Inorganic Chemicals (0.68%)
   Dow Chemical Co.                              4,600            357,650
   Eastman Chemical Co.                          3,250            171,438

                                                                  529,088
Jewelry, Silverware &
Plated Ware (0.23%)
   Jostens, Inc.                                 8,400            180,600

Management & Public Relations (1.33%)
   Dun & Bradstreet Corp.                       17,800          1,030,175

Meat Products (0.96%)
   Tyson Foods, Inc.                            25,200            743,400

Medical Instruments & Supplies (0.63%)
   St. Jude Medical, Inc.                       12,350(a)         487,825

Medical Service & Health
Insurance (1.17%)
   AON Corp.                                     7,600            438,900
   Foundation Health Corp.                      13,500(a)         403,313
   Physicians Corp. of America                   5,700(a)          63,056

                                                                  905,269
Metal Forgings & Stampings (0.55%)
   Newell Co.                                   15,000            425,625

Metalworking Machinery (0.08%)
   Giddings & Lewis                              5,500             64,625

Miscellaneous Business Services (0.23%)
   Safety-Kleen Corp.                           11,200            175,000

Miscellaneous Converted Paper
Products (1.05%)
   Minnesota Mining & Mfg. Co.                  10,600            812,225

Miscellaneous Electrical Equipment
& Supplies (0.59%)
   Motorola, Inc.                               10,000            460,000

Miscellaneous Fabricated Metal
Products (0.15%)
   Keystone International, Inc.                  6,300      $     113,400

Miscellaneous Plastics Products,
NEC (0.21%)
   Rubbermaid, Inc.                              7,100            165,075

Miscellaneous Shopping Goods
Stores (1.47%)
   Toys 'R' Us, Inc.                            33,600(a)       1,138,200

Motor Vehicles, Parts & Supplies (0.92%)
   Grainger (W. W.), Inc.                        9,600            711,600

Paper Mills (1.10%)
   Kimberly Clark Corp.                          9,200            857,900

Petroleum Refining (2.79%)
   Atlantic Richfield Co.                        9,300          1,232,250
   Exxon Corp.                                  10,600            939,425

                                                                2,171,675
Plastic Materials & Synthetics (0.13%)
   Wellman, Inc.                                 5,900            104,725

Sanitary Services (2.62%)
   Browning-Ferris Industries, Inc.             37,100            973,875
   WMX Technologies, Inc.                       30,800          1,058,750

                                                                2,032,625
Security Brokers & Dealers (0.33%)
   Edwards (A.G.), Inc.                          8,475            253,191

Soap, Cleaners & Toilet Goods (2.03%)
   Avon Products                                17,000            922,250
   Colgate-Palmolive Co.                         7,100            653,200

                                                                1,575,450
Telephone Communication (2.01%)
   AT&T Corp.                                   20,000            697,500
   MCI Communications Corp.                     34,300            861,787

                                                                1,559,287
Variety Stores (1.90%)
   Dayton-Hudson Corp.                          21,800            754,825
   Wal-Mart Stores, Inc.                        27,100            721,537

                                                                1,476,362


                                   Total Common Stocks         42,097,767

Preferred Stocks (2.01%)

Motor Vehicles & Equipment (1.95%)
   Federal-Mogul Corp.
      Series D Convertible                       7,800(b)         491,400
   Ford Motor Co.
      Series A Convertible                      10,000          1,022,500

                                                                1,513,900
Paper Mills (0.06%)
   James River Corp. of Virginia
      Series L Convertible
      Exchangeable                               1,000             50,125

                                Total Preferred Stocks          1,564,025

                                               Principal
                                                 Amount             Value

Bonds (3.37%)

Aircraft & Parts (0.29%)
   Rohr Industries, Inc.
      Convertible Subordinated
      Debentures; 7.00%; 10/1/12            $    260,000      $     223,600

Blast Furnace & Basic
Steel Products (0.47%)
   Quanex Corp. Convertible
      Subordinated Debentures;
      6.88%; 6/30/07                             350,000            361,375

Electric Lighting & Wiring
Equipment (0.33%)
   Cooper Industries, Inc. Convertible
      Subordinated Debentures;
      7.05%; 1/1/15                              245,000            259,700

Electrical Industrial Apparatus (0.47%)
   Liebert Co. Convertible
      Subordinated Debentures;
      8.00%; 11/15/10                            110,000            362,587

Engines & Turbines (0.61%)
   Outboard Marine Corp. Convertible
      Subordinated Debentures;
      7.00%; 7/1/02                              500,000            475,625

Lumber & Other Building
Materials (0.31%)
   Hechinger Co. Convertible
      Subordinated Debentures;
      5.50%; 4/1/12                              600,000            243,000

Petroleum Refining (0.61%)
   Pennzoil Co. Senior Exchangeable
      Debentures; 6.50%; 1/15/03                 300,000            473,250

Trucking & Courier Services,
Ex., Air (0.28%)
   Builders Transport, Inc. Convertible
      Subordinated Debentures;
       6.50%; 5/1/11                             306,000            220,320


                                             Total Bonds          2,619,457

U.S. Government Treasury Notes & Bonds (34.57%)

Treasury Notes & Bonds (34.57%)
   5.13%; 2/28/98                              4,000,000          3,972,967
   5.13%; 11/30/98                             1,000,000            987,421
   6.00%; 10/15/99                             2,150,000          2,156,719
   5.50%; 4/15/00                              5,800,000          5,708,464
   6.25%; 4/30/01                              1,000,000          1,006,914
   6.38%; 8/15/02                              3,300,000          3,335,705
   5.75%; 8/15/03                              3,000,000          2,921,367
   5.88%; 2/15/04                              3,200,000          3,124,998
   7.50%; 2/15/05                              1,000,000          1,074,257
   8.25%; 5/15/05                                750,000            794,531
   7.25%; 5/15/16                                575,000            606,625
   7.50%; 11/15/16                               575,000            621,898
   7.25%; 8/15/22                                500,000            529,063

                                                                 26,840,929

Commercial Paper (5.41%)

Business Credit Institutions (3.17%)
   General Electric Capital Corp.;
      5.75%; 11/1/96                        $  2,465,000      $   2,465,000

Securities Brokers & Dealers (2.24%)
   Merrill Lynch & Co., Inc.;
      5.30%; 11/4/96                           1,740,000          1,739,232


                                  Total Commercial Paper          4,204,232


                    Total Portfolio Investments (99.57%)         77,326,410

Cash, receivables and other assets,
   net of liabilities (0.43%)                                       331,983

                                Total Net Assets (100.00%)      $77,658,393

(a)  Non-income producing security - No dividend paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

PRINCOR BLUE CHIP FUND, INC.

                                               Shares
                                                Held              Value

Common Stocks (95.00%)

Beverages (5.48%)
   Coca-Cola Co.                                 26,700      $   1,348,350
   Pepsico, Inc.                                 51,400          1,522,725

                                                                 2,871,075
Commercial Banks (8.66%)
   Banc One Corp.                                35,745          1,514,694
   J. P. Morgan & Co. Inc.                       17,000          1,468,375
   KeyCorp                                       33,500          1,561,938

                                                                 4,545,007
Commercial Printing (2.25%)
   R. R. Donnelley & Sons Co.                    38,900          1,181,587

Communications Equipment (0.84%)
   Lucent Technologies                            9,365            440,202

Computer & Office Equipment (2.55%)
   Hewlett-Packard Co.                           30,300          1,336,987

Department Stores (2.57%)
   May Department Stores                         28,500          1,350,188

Drug Stores & Proprietary Stores (2.75%)
   Walgreen Co.                                  38,300          1,445,825

Drugs (10.61%)
   Bristol-Myers Squibb Co.                      14,500          1,533,376
   Johnson & Johnson                             28,400          1,398,700
   Merck & Co., Inc.                             20,100          1,489,912
   Warner-Lambert Co.                            18,000          1,145,250

                                                                 5,567,238
Eating & Drinking Places (2.32%)
   McDonald's Corp.                              27,400      $   1,215,875

Electric Services (4.07%)
   Dominion Resources, Inc.                      27,500          1,038,125
   KU Energy Corp.                               37,000          1,096,125

                                                                 2,134,250
Electrical Industrial Apparatus (2.51%)
   Emerson Electric Co.                          14,800          1,317,200

Electronic Distribution
Equipment (3.15%)
   General Electric Co.                          17,100          1,654,425

Fire, Marine & Casualty
Insurance (3.00%)
   American International Group                  14,500          1,575,062

General Industrial Machinery (2.73%)
   Pall Corp.                                    56,000          1,435,000

Grain Mill Products (2.54%)
   Kellogg Co.                                   21,000          1,333,500

Industrial Inorganic Chemicals (1.66%)
   Dow Chemical Co.                              11,200            870,800

Insurance Agents, Brokers &
Services (2.88%)
   Equifax, Inc.                                 50,800          1,511,300

Management & Public Relations (2.68%)
   Dun & Bradstreet Corp.                        24,300          1,406,363

Medical Instruments & Supplies (2.35%)
   Allegiance Corp.                               5,440(a)         102,000
   Baxter International, Inc.                    27,200          1,132,200

                                                                 1,234,200
Metal Cans & Shipping
Containers (2.60%)
   Crown Cork & Seal Co., Inc.                   28,400          1,363,200

Miscellaneous Converted Paper
Products (3.12%)
   Minnesota Mining & Mfg. Co.                   21,400          1,639,775

Miscellaneous Electrical Equipment &
Supplies (2.46%)
   Motorola, Inc.                                28,100          1,292,600

Petroleum Refining (6.00%)
   Exxon Corp.                                   17,800          1,577,526
   Royal Dutch Petroleum Co. ADR                  9,500          1,571,062

                                                                 3,148,588
Preserved Fruits & Vegetables (2.87%)
   H. J. Heinz Co.                               42,500          1,508,750

Sanitary Services (1.31%)
   WMX Technologies, Inc.                        20,000            687,500

Soap, Cleaners & Toilet Goods (2.90%)
   Procter & Gamble Co.                          15,400          1,524,600

Sugar & Confectionary Products (3.04%)
   Wrigley Wm. Jr. Co.                           26,500          1,596,625

Telephone Communication (5.10%)
   AT&T Corp.                                    28,900      $   1,007,887
   Bellsouth Corp.                               41,000          1,670,750

                                                                 2,678,637

                                    Total Common Stocks         49,866,359


                                              Principal
                                                Amount             Value


Commercial Paper (4.82%)

Business Credit Institutions (2.47%)
   General Electric Capital Corp.;
      5.75%; 11/1/96                       $  1,295,000          1,295,000

Securities Brokers & Dealers (2.35%)
   Merrill Lynch & Co.;
      5.30%; 11/4/96                          1,235,000          1,234,454


                                 Total Commercial Paper          2,529,454


                   Total Portfolio Investments (99.82%)         52,395,813

Cash, receivables and other assets,
   net of liabilities (0.18%)                                       94,588

                               Total Net Assets (100.00%)      $52,490,401


(a) Non-income producing security - No dividend paid during the period.

PRINCOR CAPITAL ACCUMULATION FUND, INC.

                                               Shares
                                                Held             Value

Common Stocks (96.57%)

Beverages (1.17%)
   Pepsico, Inc.                              119,700     $    3,546,113
   Universal Foods Corp.                       48,300          1,708,612

                                                               5,254,725
Combination Utility Services (1.17%)
   Cinergy Corp.                              158,800          5,260,250

Commercial Banks (10.48%)
   Banc One Corp.                             295,240         12,510,795
   Bank of Boston Corp.                       100,700          6,444,800
   CoreStates Financial Corp.                 248,000         12,059,000
   First of America Bank Corp.                 80,200          4,360,875
   KeyCorp                                    159,500          7,436,688
   Nationsbank Corp.                           43,000          4,052,750

                                                              46,864,908
Communications Equipment (1.85%)
   Allen Group, Inc.                           44,700(a)         709,613
   DSC Communications Corp.                   136,300(a)       1,891,162
   General Instrument Corp.                   232,400(a)       4,677,050
   Lucent Technologies                         21,579          1,014,213

                                                               8,292,038
Computer & Office Equipment (2.86%)
   Hewlett-Packard Co.                         82,000          3,618,250
   International Business
       Machines Corp.                          71,000          9,159,000

                                                              12,777,250
Crude Petroleum & Natural Gas (2.16%)
   Texaco, Inc.                                95,300     $    9,684,862

Dairy Products (0.61%)
   Dean Foods Co.                              95,100          2,757,900

Drugs (9.72%)
   Abbott Labs                                178,000          9,011,250
   American Home Products Corp.               116,000          7,105,000
   Bristol-Myers Squibb Co.                   119,800         12,668,850
   Merck & Co., Inc.                          109,000          8,079,625
   Warner-Lambert Co.                         104,000          6,617,000


                                                              43,481,725
Electric Services (4.94%)
   Dominion Resources, Inc.                    98,200          3,707,050
   FPL Group, Inc.                             85,100          3,914,600
   Houston Industries, Inc.                   488,000         11,163,000
   Potomac Electric Power Co.                 130,000          3,331,250

                                                              22,115,900
Electrical Industrial Apparatus (1.37%)
   Emerson Electric Co.                        68,697          6,114,033

Electronic Distribution Equipment (1.84%)
   General Electric Co.                        85,000          8,223,750

Farm & Garden Machinery (2.21%)
   Tenneco, Inc.                              200,000          9,900,000

Fats & Oils (2.35%)
   Archer Daniels Midland Co.                 483,000         10,505,250

Fire, Marine & Casualty
Insurance (1.51%)
   Allstate Corp.                             120,051          6,737,862

General Industrial Machinery (0.67%)
   BW/IP Holdings, Inc.; Class A               64,100            865,350
   Pall Corp.                                  84,000          2,152,500

                                                               3,017,850
Grain Mill Products (0.96%)
   Ralston-Ralston Purina Group                65,000          4,298,125

Greeting Cards (1.70%)
   American Greetings Corp.                   259,100          7,594,869

Grocery Stores (3.65%)
   Albertson's, Inc.                           98,000          3,368,750
   American Stores Co.                        140,000          5,792,500
   Sysco Corp.                                210,500          7,157,000

                                                              16,318,250
Household Furniture (2.47%)
   Masco Corp.                                351,500         11,028,313

Industrial Inorganic Chemicals (1.25%)
   Dow Chemical Co.                            47,700          3,708,675
   Eastman Chemical Co.                        35,400          1,867,350

                                                               5,576,025
Industrial Organic Chemicals (0.37%)
   Ethyl Corp.                                200,000          1,650,000

Jewelry, Silverware & Plated
Ware (0.42%)
   Jostens, Inc.                               88,200          1,896,300

Life Insurance (1.96%)
   American General Corp.                     235,000          8,753,750

Management & Public Relations (1.43%)
   Dun & Bradstreet Corp.                     110,600          6,400,975

Meat Products (1.45%)
   Tyson Foods, Inc.                          219,700          6,481,150

Medical Instruments & Supplies (1.16%)
   St. Jude Medical, Inc.                     131,450(a)       5,192,275

Medical Service & Health
Insurance (1.75%)
   AON Corp.                                 74,600          4,308,150
   Foundation Health Corp.                   93,200(a)       2,784,350
   Physicians Corp. of America               64,300(a)         711,319

                                                             7,803,819
Metal Forgings & Stampings (0.95%)
   Newell Co.                               150,000          4,256,250

Metalworking Machinery (0.17%)
   Giddings & Lewis                          64,200            754,350

Miscellaneous Business Services (0.42%)
   Safety-Kleen Corp.                       121,200          1,893,750

Miscellaneous Converted Paper
Products (1.82%)
   Minnesota Mining & Mfg. Co.              106,000          8,122,250

Miscellaneous Electrical Equipment
& Supplies (0.80%)
   Motorola, Inc.                            77,300          3,555,800

Miscellaneous Fabricated Metal
Products (0.31%)
   Keystone International, Inc.              76,200          1,371,600

Miscellaneous Shopping Goods
Stores (2.05%)
   Toys 'R' Us, Inc.                        270,100(a)       9,149,637

Motor Vehicles, Parts & Supplies (1.50%)
   Grainger (W. W.), Inc.                    90,300          6,693,488

Paper Mills (1.75%)
   Kimberly Clark Corp.                       83,900          7,823,675

Petroleum Refining (4.45%)
   Atlantic Richfield Co.                     89,800         11,898,500
   Exxon Corp.                                90,400          8,011,700

                                                             19,910,200
Plastic Materials & Synthetics (0.25%)
   Wellman, Inc.                              64,200          1,139,550

Sanitary Services (4.62%)
   Browning-Ferris Industries, Inc.          425,000         11,156,250
   WMX Technologies, Inc.                    276,000          9,487,500

                                                             20,643,750
Security Brokers & Dealers (0.67%)
   Edwards (A.G.), Inc.                      100,322          2,997,120

Soap, Cleaners & Toilet Goods (3.80%)
   Avon Products                             186,000         10,090,500
   Colgate-Palmolive Co.                      74,800          6,881,600

                                                             16,972,100
Telephone Communication (6.16%)
   AT&T Corp.                                128,300     $    4,474,462
   MCI Communications Corp.                  252,800          6,351,600
   US West Communications Group              550,000         16,706,250

                                                             27,532,312
Variety Stores (3.37%)
   Dayton-Hudson Corp.                       195,000          6,751,875
   Wal-Mart Stores, Inc.                     312,000          8,307,000

                                                             15,058,875

                                 Total Common Stocks         431,856,861


                                           Principal
                                            Amount             Value


Commercial Paper (3.26%)

Personal Credit Institutions (2.41%)
   Ford Motor Credit;
      5.25%; 11/5/96                     $  4,220,000     $    4,217,538
      5.30%; 11/7/96                        6,540,000          6,534,223

                                                              10,751,761
Security Brokers & Dealers (0.85%)
   Merrill Lynch & Co., Inc.;
      5.25%/ 11/1/96                        3,820,000          3,820,000

                                 Total Commercial Paper         14,571,761

                   Total Portfolio Investments (99.83%)        446,428,622

Cash, receivables and other assets,
   net of liabilities (0.17%)                                      772,501

                               Total Net Assets (100.00%)     $447,201,123

(a) Non-Income producing security - No dividend paid during the period.

PRINCOR EMERGING GROWTH FUND, INC.


                                               Shares
                                                Held              Value


Common Stocks (85.42%)

Blast Furnace & Basic Steel
Products (0.76%)
   Lukens, Inc.                                 144,000     $    1,980,000

Carpets & Rugs (0.89%)
   Shaw Industries, Inc.                        196,800          2,312,400

Chemicals & Allied Products (0.45%)
   Sigma-Aldrich Corp.                           20,000          1,175,000

Commercial Banks (7.18%)
   Boatmen's Bancshares, Inc.                    10,200            619,650
   First Commerce Corp.                          15,000            532,500
   First Federal Capital Corp.                  108,532          2,550,502
   Independent Bank Corp. Michigan               41,633          1,248,975
   Mercantile Bancorp., Inc.                    100,443          4,984,484
   Merchants Bancorp., Inc.                      57,500          1,739,375
   National City Corp.                           20,000            867,500
   North Fork Bancorp., Inc.                     56,300          1,780,487
   Peoples Heritage Financial Group, Inc.        78,800          1,812,400
   Princeton National Bancorp., Inc.            100,000     $    1,875,000
   Summit Bancorp.                               15,840            647,460

                                                                18,658,333
Commercial Printing (0.37%)
   Merrill Corp.                                 43,200            961,200

Computer & Data Processing
Services (7.44%)
   American Management Systems, Inc.            185,500(a)       5,866,438
   Bitstream                                    132,000(a)         792,000
   Cerner Corp.                                 236,600(a)       2,868,775
   HBO & Co.                                     54,000          3,246,750
   Microsoft Corp.                               25,000(a)       3,431,250
   National Processing, Inc.                     41,000(a)         779,000
   Sunquest Information Systems, Inc.           167,700(a)       2,347,800

                                                                19,332,013
Computer & Office Equipment (2.27%)
   EMC Corp.                                    176,100(a)       4,622,625
   Optika Imaging Systems                       140,500(a)         948,375
   Seagate Technology                             4,705            314,059

                                                                 5,885,059
Construction & Related
Machinery (2.67%)
   Energy Ventures, Inc.                        157,400(a)       6,925,600

Crude Petroleum & Natural Gas (1.15%)
   Devon Energy Corp.                            85,300          2,974,837

Dairy Products (0.32%)
   Dreyer's Grand Ice Cream, Inc.                32,400            834,300

Drugs (2.47%)
   Alliance Pharmaceutical Corp.                 48,600(a)         680,400
   Forest Laboratories, Inc.                     33,700(a)       1,297,450
   Genzyme Corp. - General Division              15,130            347,990
   Genzyme Corp. - Tissue Repair                  1,021              7,658
   Merck & Co., Inc.                             16,970          1,257,901
   Pharmacia & Upjohn, Inc.                      75,000          2,700,000
   Seragen, Inc.                                 60,000(a)         121,875

                                                                 6,413,274
Electronic Components &
Accessories (6.46%)
   Intel Corp.                                   74,000          8,130,750
   Linear Technology Corp.                       99,000          3,316,500
   Solectron Corp.                              100,000(a)       5,350,000

                                                                16,797,250
Engineering & Architectural
Services (1.74%)
   Paychex, Inc.                                 79,375          4,524,375

Finance Services (1.17%)
   First Financial Corp.                        112,400          3,048,850

Fire, Marine & Casualty
Insurance (2.37%)
   Avemco Corp.                                 104,200          1,589,050
   Berkley W. R. Corp.                           87,700          4,560,400

                                                                 6,149,450
Footwear, Except Rubber (0.93%)
   Nine West Group, Inc.                         48,600(a)       2,423,925

General Industrial Machinery (5.05%)
   Flow International Corp.                     187,200(a)       1,474,200
   Kaydon Corp.                                  89,900          3,663,425
   Pentair, Inc.                                136,200          3,439,050
   Roper Industries, Inc.                       107,900          4,558,775

                                                                13,135,450
Grocery Stores (0.98%)
   Casey's General Stores, Inc.                 141,400     $    2,545,200

Hardware Stores (0.75%)
   Central Tractor Farm & Country, Inc.         170,200(a)       1,957,300

Holding Offices (1.23%)
   ISB Financial Corp.                           73,100          1,201,581
   Today's Bancorp., Inc.                        66,000          2,004,750

                                                                 3,206,331
Hose, Belting, Gaskets & Packing (1.03%)
   Mark IV Industries                           124,160          2,684,960

Hospitals (1.80%)
   Humana, Inc.                                 118,700(a)       2,166,275
   Universal Health Services, Inc.; Class B     100,000(a)       2,500,000

                                                                 4,666,275
Insurance Agents, Brokers &
Services (1.80%)
   Equifax, Inc.                                157,400          4,682,650

Investment Offices (0.82%)
   INVESCO PLC ADS                               57,300          2,141,588

Iron & Steel Foundries (0.68%)
   Atchison Casting Corp.                       110,000(a)       1,760,000

Laundry, Cleaning & Garment
Services (0.93%)
   G&K Services, Inc.; Class A                   83,800          2,430,200

Life Insurance (0.96%)
   First Colony Corp.                            70,000          2,502,500

Measuring & Controlling Devices (1.47%)
   ISCO, Inc.                                    30,935            301,612
   Millipore Corp.                               76,200          2,667,000
   Photon Dynamics                              129,300(a)         848,531

                                                                 3,817,143
Meat Products (0.90%)
   Michael Foods, Inc.                          186,700          2,333,750

Medical Instruments & Supplies (4.63%)
   Boston Scientific Corp.                       68,100(a)       3,702,937
   Nellcor Puritan Bennett                      170,500(a)       3,324,750
   Steris Corp.                                 133,000(a)       5,020,750

                                                                12,048,437
Medical Service & Health
Insurance (4.46%)
   Alternative Living Services                  232,000(a)       3,335,000
   Foundation Health Corp.                       78,800(a)       2,354,150
   Health System International, Inc.             98,000(a)       2,339,750
   Orthofix International NV                    156,200(a)       1,288,650
   United Healthcare Corp.                       60,000          2,272,500

                                                                11,590,050
Metal Services, NEC (1.79%)
   BMC Industries, Inc.                         157,400          4,662,975

Miscellaneous Chemical Products (3.17%)
   Cytec Industries                              71,900(a)       2,570,425
   H. B. Fuller Co.                              40,000          1,670,000
   Loctite Corp.                                 68,100          3,992,362

                                                                 8,232,787
Office Furniture (1.04%)
   Chromcraft Revington, Inc.                    54,000(a)       1,390,500
   Kimball International, Inc.; Class B          36,300          1,306,800

                                                                 2,697,300
Offices & Clinics of Medical
Doctors (0.04%)
   FHP International Corp.                        3,360(a)  $      114,660

Oil & Gas Field Services (1.32%)
   Diamond Offshore Drilling                     56,300(a)       3,427,262

Operative Builders (1.00%)
   D. R. Horton, Inc.                           212,500(a)       1,939,063
   Pulte Corp.                                   25,000            662,500

                                                                 2,601,563
Paints & Allied Products (1.02%)
   RPM, Inc.                                    158,900          2,661,575

Plastic Materials & Synthetics (0.87%)
   A. Schulman, Inc.                            106,800          2,256,150

Plumbing, Heating &
Air-Conditioning (2.68%)
   Apogee Enterprises, Inc.                     170,200          6,552,700
   Metalclad Corp.                              228,400(a)         413,975

                                                                 6,966,675
Refrigeration & Service
Machinery (0.54%)
   Tecumseh Products Co.; Class A                25,000          1,406,250

Sanitary Services (0.97%)
   Browning-Ferris Industries, Inc.              85,400          2,241,750
   USA Waste Services, Inc.                       8,846            283,072

                                                                 2,524,822
Savings Institutions (0.89%)
   North Side Savings Bank (NY)                  29,100          1,404,075
   Sterling Financial Corp.                      64,333(a)         900,662

                                                                 2,304,737
Screw Machine Products, Bolts,
Etc. (1.00%)
   Trimas Corp.                                 112,400          2,585,200

Security Brokers & Dealers (0.59%)
   Jefferies Group, Inc.                         43,200          1,544,400

Telephone Communication (1.04%)
   McLeod, Inc.                                  83,200(a)       2,704,000

Toys & Sporting Goods (0.86%)
   Mattel, Inc.                                  77,350          2,233,481

Trucking & Courier Services,
Ex., Air (0.47%)
   J. B. Hunt Transport Services, Inc.           83,900          1,227,038

                                    Total Common Stocks        222,048,575

Preferred Stock (1.23%)

Offices & Clinics of Medical Doctors (1.23%)
   FHP International Corp.
      Series A Convertible                      111,200          3,197,000



                                                 Principal
                                                  Amount             Value


Bonds (1.98%)

Computer & Data Processing
Services (1.26%)
   Sierra On Line Convertible
      Subordinated Debentures;
       6.50%; 4/1/01                          $    990,000(b)  $    3,269,475

Industrial Inorganic Chemicals (0.56%)
   Ciba-Geigy Corp. Exchangeable
      Subordinated Debentures;
      6.25%; 3/15/16                               350,000(b)         358,750
   ICN Pharmaceuticals, Inc.
       Convertible Subordinated
      Debentures; 8.50%; 11/15/99                1,000,000          1,092,500

                                                                    1,451,250
Nursing & Personal Care Facilities (0.08%)
   Greenery Rehabilitation Group, Inc.
      Convertible Senior Subordinated
      Notes; 8.75%; 4/1/15                         250,000            211,250

Sanitary Services (0.08%)
   Enclean, Inc.Convertible
      Subordinated Debentures;
      7.50%; 8/1/01                                200,000            206,308


                                          Total Bonds               5,138,283

Commercial Paper (11.59%)

Miscellaneous Electrical Equipment &
Supplies (1.98%)
   General Electric Co.;
      5.25%; 11/5/96                           5,155,000          5,151,993

Personal Credit Institutions (6.57%)
   Ford Motor Credit;
      5.25%; 11/6/96                           6,380,000          6,375,348
      5.30%; 11/8/96                           5,130,000          5,124,713
   Household Finance Corp.;
      5.25%; 11/7/96                           5,595,000          5,590,104

                                                                 17,090,165
Securities Brokers & Dealers (3.04%)
   Merrill Lynch & Co., Inc.;
      5.25%; 11/1/96                           3,660,000          3,660,000
      5.25%; 11/4/96                           4,245,000          4,243,143
                                                                  7,903,143


                                  Total Commercial Paper         30,145,301

                   Total Portfolio Investments (100.22%)        260,529,159

Liabilities, net of cash, receivables
   and other assets (-0.22%)                                       (568,258)


                                 Net Assets (100.00%)          $259,960,901

(a)  Non-income producing security - No dividend paid during the period.
(b) Restricted security - See Note 4 to the financial statements.

PRINCOR GROWTH FUND, INC.

                                           Shares
                                            Held              Value

Common Stocks (91.81%)

Advertising (1.14%)
   Interpublic Group of Cos., Inc.           60,000     $    2,910,000

Beverages (2.36%)
   Coca-Cola Co.                             60,000          3,030,000
   Pepsico, Inc.                            100,000          2,962,500

                                                             5,992,500
Blast Furnace & Basic Steel
Products (0.70%)
   Lukens, Inc.                              80,000          1,100,000
   Quanex Corp.                              24,142            688,047

                                                             1,788,047
Carpets & Rugs (0.92%)
   Shaw Industries, Inc.                    200,000          2,350,000

Cash Grains (2.64%)
   Pioneer Hi-Bred International            100,000          6,712,500

Commercial Banks (5.84%)
   Banc One Corp.                            55,000          2,330,625
   Boatmen's Bancshares, Inc.                54,900          3,335,175
   CoreStates Financial Corp.                12,250            595,656
   First of America Bank Corp.               40,000          2,175,000
   Firstar Corp.                             75,000          3,675,000
   FirstMerit Corp.                          50,000          1,625,000
   Princeton National Bancorp., Inc.         60,000          1,125,000

                                                            14,861,456
Communications Equipment (4.64%)
   General Instrument Corp.                 175,000          3,521,875
   Northern Telecom Ltd.                     75,000          4,884,375
   Octel Communications Corp.               213,700(a)       3,392,487

                                                            11,798,737
Computer & Data Processing
Services (3.88%)
   GTECH Holdings Corp.                     139,300(a)       4,109,350
   Microsoft Corp.                           42,000(a)       5,764,500

                                                             9,873,850
Computer & Office Equipment (5.07%)
   Bay Networks                             113,800(a)       2,304,450
   Ceridian Corp.                           106,200(a)       5,270,175
   Digital Equipment Corp.                   71,500(a)       2,109,250
   Hewlett-Packard Co.                       60,000          2,647,500
   Pitney Bowes, Inc.                        10,000            558,750

                                                            12,890,125
Department Stores (1.21%)
   May Department Stores                     65,000          3,079,375

Drugs (8.57%)
   Alliance Pharmaceutical Corp.             20,000(a)         280,000
   Bristol-Myers Squibb Co.                  25,000          2,643,750
   Genzyme Corp. - General Division           9,456(a)         217,488
   Genzyme Corp. - Tissue Repair                638(a)           4,785
   Johnson & Johnson                         80,000          3,940,000
   Lilly (Eli) & Co.                         50,000          3,525,000
   Merck & Co., Inc.                         50,000          3,706,250
   Pharmacia & Upjohn, Inc.                 100,000          3,600,000
   Seragen, Inc.                             70,500(a)         143,203
   Smithkline Beecham PLC ADR.               60,000          3,757,500

                                                            21,817,976
Electric Light & Wiring
Equipment (0.25%)
   Raychem Corp.                              8,100     $      632,813

Electrical Goods (0.59%)
   Avnet, Inc.                               30,000          1,511,250

Electronic Components &
Accessories (3.91%)
   Intel Corp.                               63,000          6,922,125
   Linear Technology Corp.                   90,000          3,015,000

                                                             9,937,125
Electronic Distribution Equipment (0.76%)
   General Electric Co.                      20,000          1,935,000

Federal & Federally Sponsored
Credit (0.62%)
   Federal National Mortgage
      Association                            40,000          1,565,000

Footwear, Except Rubber (1.38%)
   Stride Rite Corp.                        425,000          3,506,250

General Industrial Machinery (3.41%)
   Flow International Corp.                 100,000(a)         787,500
   Ingersoll-Rand Co.                        70,000          2,913,750
   Tyco International Ltd.                  100,000          4,962,500

                                                             8,663,750
Grain Mill Products (1.39%)
   Ralcorp Holdings, Inc.                    10,833(a)         227,493
   Ralston-Ralston Purina Group              50,000          3,306,250
                                                             3,533,743
Grocery Stores (0.15%)
   Casey's General Stores, Inc.              21,052            378,936

Holding Offices (0.36%)
   Today's Bancorp., Inc.                    30,000            911,250

Hose, Belting, Gaskets & Packing (1.09%)
   Mark IV Industries                       128,156          2,771,373

Hospitals (2.73%)
   Columbia/HCA Healthcare Corp.             70,800          2,531,100
   Humana, Inc.                             105,000(a)       1,916,250
   Universal Health Services, Inc.
      Class B                               100,000(a)       2,500,000

                                                             6,947,350
Household Furniture (0.99%)
   Masco Corp.                               80,000          2,510,000

Investment Offices (0.73%)
   INVESCO PLC ADR                           50,000          1,868,750

Lumber & Other Building
Materials (2.15%)
   Home Depot, Inc.                         100,000          5,475,000

Management & Public Relations (2.07%)
   Dun & Bradstreet Corp.                    10,000            578,750
   Medaphis Corp.                           527,000(a)       4,677,125

                                                             5,255,875
Medical Instruments & Supplies (5.68%)
   Becton, Dickinson & Co.                   70,000          3,045,000
   Boston Scientific Corp.                  150,000(a)       8,156,250
   Nellcor Puritan Bennett                  166,600(a)       3,248,700

                                                            14,449,950
Medical Service & Health
Insurance (3.66%)
   AON Corp.                                 40,000     $    2,310,000
   Foundation Health Corp.                   75,000(a)       2,240,625
   Health System International, Inc.         50,000(a)       1,193,750
   United Healthcare Corp.                   60,000          2,272,500
   Value Health, Inc.                        75,000(a)       1,303,125

                                                             9,320,000
Millwork, Plywood & Structural
Members (0.59%)
   Georgia-Pacific Corp.                     20,000          1,500,000

Miscellaneous Chemical Products (0.46%)
   Loctite Corp.                             20,000          1,172,500

Miscellaneous Converted Paper
Products (0.42%)
   Minnesota Mining & Mfg. Co.               14,000          1,072,750

Miscellaneous Electrical Equipment
& Supplies (1.08%)
   Motorola, Inc.                            60,000          2,760,000

Miscellaneous  Shopping Goods
Stores (0.47%)
   Toys 'R' Us, Inc.                         35,000(a)       1,185,625

Motor Vehicles & Equipment (2.46%)
   Chrysler Corp.                           100,000          3,362,500
   Dana Corp.                                98,000          2,903,250

                                                             6,265,750
Office Furniture (0.15%)
   Chromcraft Revington, Inc.                15,000(a)         386,250

Offices & Clinics of Medical
Doctors (0.20%)
   FHP International Corp.                   15,000(a)         511,875

Operative Builders (0.44%)
   Pulte Corp.                               42,105          1,115,783

Petroleum Refining (2.26%)
   Atlantic Richfield Co.                    20,000          2,650,000
   Exxon Corp.                               35,000          3,101,875

                                                             5,751,875
Photographic Equipment
& Supplies (0.02%)
   Imation Corp.                              1,400(a)          38,325

Plastic Materials & Synthetics (0.66%)
   A. Schulman, Inc.                         80,000          1,690,000

Plumbing, Heating & Air-
Conditioning  (0.19%)
   Metalclad Corp.                          264,500(a)         479,406

Preserved Fruits & Vegetables (0.78%)
   CPC International, Inc.                   25,000          1,971,875

Radio, Television & Computer
Stores (0.15%)
   Tandy Corp.                               10,000            376,250

Radio & Television Broadcasting  (1.20%)
   Sinclair Broadcast Group                 100,000(a)  $    3,050,000

Refrigeration & Service
Machinery (0.88%)
   Tecumseh Products Co.; Class A            40,000          2,250,000

Rubber & Plastics Footwear (0.70%)
   Reebok International Ltd.                 50,000          1,787,500

Sanitary Services (1.66%)
   Browning-Ferris Industries, Inc.          80,000          2,100,000
   USA Waste Services, Inc.                  17,695(a)         566,240
   WMX Technologies, Inc.                    45,000          1,546,875

                                                             4,213,115
Security Brokers & Dealers (1.24%)
   Salomon, Inc.                             70,000          3,158,750

Shoe Stores (0.14%)
   Payless Shoesource, Inc.                  10,400(a)         352,300

Soap, Cleaners & Toilet Goods (3.41%)
   Colgate-Palmolive Co.                     40,000          3,680,000
   Ecolab, Inc.                             120,000          4,380,000
   International Flavors & Fragrances, Inc.  15,000            620,625

                                                             8,680,625
Toys & Sporting Goods (1.40%)
   Mattel, Inc.                             123,046          3,552,953

Trucking & Courier Services,
Ex., Air (0.15%)
   Caliber System Inc.                       15,000            253,125
   Roadway Express                            7,500            119,063

                                                               372,188
Women's & Children's
Undergarments (1.81%)
   Warnaco Group, Class A                   185,200          4,606,850

                                Total Common Stocks        233,550,526

Preferred Stocks (1.80%)

Motor Vehicles & Equipment (0.40%)
   Ford Motor Co.
      Series A Convertible                   10,000          1,022,500

Offices & Clinics of Medical
Doctors (1.40%)
   FHP International Corp.
      Series A Convertible                  124,000          3,565,000


                             Total Preferred Stocks          4,587,500


                                            Principal
                                             Amount             Value


Bonds (1.30%)


Electrical Industrial Apparatus (0.65%)
   Liebert Co. Convertible
      Subordinated Debentures;
      8.00%; 11/15/10                       $    500,000     $    1,648,125

Industrial Inorganic Chemicals (0.20%)
   Ciba-Geigy Corp. Exchangeable
      Subordinated Debentures;
      6.25%; 3/15/16                        $    500,000(b)  $      512,500

Nursing & Personal Care Facilities (0.33%)
   Greenery Rehabilitation Group, Inc.
      Convertible Senior Subordinated
      Notes; 8.75%; 4/1/15                     1,000,000            845,000

Sanitary Services (0.12%)
   Enclean, Inc. Convertible
      Subordinated Debentures;
       7.50%; 8/1/01                             300,000            309,462


                                             Total Bonds          3,315,087

Commercial Paper (5.02%)

Personal Credit Institutions (1.76%)
   Ford Motor Credit Co.;
      5.35%; 11/5/96                           4,485,000          4,482,334

Security Brokers & Dealers (3.26%)
   Merill Lynch & Co.;
      5.25%; 11/1/96                           2,545,000          2,545,000
      5.28%; 11/4/96                           2,545,000          2,543,880
      5.30%; 11/6/96                           3,195,000          3,192,648

                                                                  8,281,528


                                  Total Commercial Paper         12,763,862

                    Total Portfolio Investments (99.93%)        254,216,975

Cash, receivables and other assets,
   net of liabilities (0.07%)                                       176,320

                                Total Net Assets (100.00%)     $254,393,295

(a)  Non-income producing security - No dividend paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

PRINCOR UTILITIES FUND, INC.

                                             Shares
                                              Held              Value


Common Stocks (98.39%)

Combination Utility Services (32.76%)
   Baltimore Gas & Electric Co.                 79,300     $   2,160,925
   Cilcorp, Inc.                                52,000         1,898,000
   Cinergy Corp.                                70,099         2,322,029
   LG&E Energy Corp.                            92,300         2,134,437
   Montana Power Co.                            97,800         2,078,250
   Pacificorp                                  100,100         2,114,613
   Public Service Co. of Colorado               59,600         2,205,200
   Utilicorp United Inc.                        79,000         2,142,875
   Washington Water Power Co.                  117,700         2,251,012
   Western Resources, Inc.                      73,400         2,202,000
   Wisconsin Energy Corp.                       79,300         2,151,013

                                                              23,660,354
Communications Equipment (0.99%)
   Lucent Technologies                          15,199     $     714,353

Electric Services (32.38%)
   Central & Southwest                          79,000         2,093,500
   Duke Power Co.                               44,600         2,179,825
   FPL Group, Inc.                              47,600         2,189,600
   Houston Industries, Inc.                     99,200         2,269,200
   Mid American Energy Co.                     137,400         2,129,700
   New England Electric System                  44,000         1,485,000
   Portland General Corp.                       58,000         2,537,500
   Puget Sound Power & Light Co.                91,500         2,024,437
   Southern Co.                                 93,300         2,064,263
   Teco Energy, Inc.                            90,500         2,228,563
   Texas Utilities Co.                          53,800         2,178,900

                                                              23,380,488
Gas Production & Distribution (5.35%)
   AGL Res Inc.                                 54,400         1,142,400
   British Gas PLC                              26,600           831,250
   New Jersey Resources Corp.                   38,700         1,069,087
   Peoples Energy Corp.                         23,300           821,325

                                                               3,864,062
Telephone Communication (26.91%)
   AT&T Corp.                                   46,900         1,635,638
   Ameritech Corp.                              47,100         2,578,725
   Bell Atlantic Corp.                          41,200         2,482,300
   Bellsouth Corp.                              64,500         2,628,375
   GTE Corp.                                    63,200         2,662,300
   MCI Communications Corp.                     99,300         2,494,912
   Sprint Corp.                                 61,500         2,413,875
   US West Communications Group                 83,400         2,533,275

                                                              19,429,400

                                   Total Common Stocks        71,048,657

                                             Principal
                                              Amount             Value


Commercial Paper (1.19%)

Business Credit Institutions (1.19%)
   General Electric Capital Corp.;
      5.75%; 11/1/96                      $     860,000     $    860,000


                  Total Portfolio Investments (99.58%)        71,908,657

Cash, receivables and other assets, net of
   liabilities (0.42%)                                           303,901

                            Total Net Assets (100.00%)     $  72,212,558

PRINCOR WORLD FUND, INC.

                                               Shares
                                                Held              Value


Common Stocks (89.91%)

Aircraft & Parts (0.11%)
   Cemex SA                                      62,560    $       208,016

Beverages (1.51%)
   Lion Nathan                                1,102,000     $    2,845,191

Blast Furnace & Basic Steel
Products (1.21%)
   Voest-Alpine Stahl                            69,000(b)       2,291,115

Cement, Hydraulic (0.29%)
   Apasco SA                                     90,000            542,680

Central Reserve Depositories (3.76%)
   Barclays PLC                                 205,594          3,229,041
   Ergo Bank                                     17,000            998,759
   Union Bank of Norway                          36,700          1,047,714
   Wing Hang Bank                               458,000          1,842,113

                                                                 7,117,627
Combination Utility Services (2.39%)
   ABB AG                                         2,740          3,400,184
   Iberdrola 1 SA                               105,000          1,116,101

                                                                 4,516,285
Commercial Banks (8.74%)
   ABN-AMRO Holdings NV                          56,218          3,179,027
   Bangkok Bank                                  79,000            842,500
   Bank of Ireland                              333,277          2,759,670
   Fokus Bank                                   120,000(b)         700,212
   Grupo Financiero Bancomer Series B         1,030,000(a)         425,546
   National Australia Bank Ltd.                 374,715          4,115,655
   Siam City Bank                             1,205,000          1,381,933
   Svenska Handelsbanken AB Free                130,750          3,127,065

                                                                16,531,608
Communications Equipment (0.25%)
   ABC Communications Holdings Ltd.           1,946,000            478,175

Communications Services, NEC (1.49%)
   KPN Royal PTT Nederland                       77,786          2,816,243

Computer & Office Equipment (0.36%)
   Canon, Inc.                                   35,000            670,828

Concrete, Gypsum & Plaster
Products (0.15%)
   Cementos De Mexico SA                         80,000            288,834

Construction & Related
Machinery (1.85%)
   Keumkang                                      10,000            551,357
   Powerscreen International PLC                296,000          2,947,468

                                                                 3,498,825
Consumer Products (2.08%)
   Imasco Ltd.                                  169,000          3,925,481

Crude Petroleum & Natural Gas (1.19%)
   Hardy Oil & Gas                              520,000          2,256,636

Department Stores (0.78%)
   Vendex International                          36,292          1,465,891

Drugs (5.65%)
   Elan Corp. PLC ADR                            65,000(a)       1,803,750
   Galencia Holdings AG                           2,890          1,113,552
   Roussel-Uclaf                                 10,150          2,688,411
   Sandoz AG                                      2,130     $    2,472,297
   Teva Pharmaceutical ADR                       62,000          2,596,250

                                                                10,674,260
Electric Light & Wiring
Equipment (0.69%)
   Clipsal Industries Holdings                  149,000            476,800
   Otra NV                                       44,300            830,675

                                                                 1,307,475
Electric Services (2.17%)
   CEP-A Consolidated Electric Power-Asia       380,000            884,599
   Korea Electric Power Corp.                    39,500          1,160,571
   Korea Mobil Telecommunications Corp.             290            152,530
   Northern Ireland Electric                    361,000          1,913,459

                                                                 4,111,159
Electronic Components &
Accessories (1.42%)
   Amtek Engineering                            675,000          1,173,713
   Elec & Eltek International                   200,000            604,000
   Murata Mfg.                                    9,000            289,608
   Varitronix                                   340,000            619,996

                                                                 2,687,317
Electronic Distribution Equipment (1.53%)
   Phillips Electronics                          82,100          2,894,974

Engines & Turbines (0.83%)
   Mabuchi Motor                                  4,000            203,974
   Scapa Group PLC                              327,000          1,371,153

                                                                 1,575,127
Finance Services (1.23%)
   MBF Capital Berhad                         1,682,000          2,316,647

Foreign Banks, Branches &
Agencies (0.19%)
   Shinhan Bank                                  22,032            354,302

Forest Products (0.35%)
   Metsa-Serla                                   94,000            653,417

Functions Closely Related to
Banking (0.76%)
   Liechtenstein Global Trust AG                  3,000          1,430,024

Gas Production & Distribution (1.42%)
   Hafslund ASA                                  35,198            259,490
   OMV AG                                        24,800          2,429,311

                                                                 2,688,801
Highway & Street Construction (0.36%)
   Edrasis Psallidas                             70,200            679,260

Holding Offices (1.14%)
   First Pacific Co. Ltd.                     1,560,303          2,149,062

Household Appliances (0.83%)
   Fisher & Paykel                              430,666          1,574,954

Household Audio & Video
Equipment (0.58%)
   SKF 'B' Free                                  49,700          1,101,577

Industrial Inorganic Chemicals (1.81%)
   Bayer AG                                      90,550          3,422,845

Investment Offices (0.70%)
   INVESCO PLC                                  352,000          1,332,682

Lumber & Other Building
Materials (0.26%)
   Wickes PLC                                   754,000     $      491,125

Meat Products (4.61%)
   Danisco AS                                    23,000          1,317,869
   Orkla B Ordinary Shares                       70,400          4,118,951
   Unilever NV                                   21,500          3,270,834

                                                                 8,707,654
Medical Instruments & Supplies (0.25%)
   Nycomed                                       35,198            474,812

Miscellaneous Chemical Products (2.99%)
   Ciba Geigy AG-REG                              1,500          1,855,456
   Hoechst AG                                   101,000          3,804,513

                                                                 5,659,969
Miscellaneous Durable Goods (1.34%)
   Hagemeyer NV                                  33,795          2,540,756

Miscellaneous Equipment Rental &
Leasing (0.88%)
   Insituto Mobiliane Italian                   211,000          1,670,495

Miscellaneous Food &
Kindred Products (0.86%)
   Burns, Philp & Co., Ltd.                     989,938          1,570,094
   Grupo Herdez SA                              171,000             57,283

                                                                 1,627,377
Miscellaneous Furniture &
Fixtures (0.17%)
   Pt Surya Toto                                154,000            314,151

Miscellaneous Manufacturers (0.35%)
   Carter Holt Harvey Ltd.                      297,300            668,743

Miscellaneous Non-Durable
Goods (2.09%)
   Grand Metropolitan PLC                       524,000          3,954,958

Miscellaneous Plastics
Products, NEC (1.08%)
   Royal Plastics Group                         110,000(a)(b)    2,050,600

Miscellaneous Textile Goods (0.39%)
   Espirit Asia                               1,708,000            739,985

Miscellaneous Transportation
Equipment (0.65%)
   Autoliv AB                                    29,000          1,232,531

Miscellaneous Wood Products (0.59%)
   Enso Oy                                      142,000          1,112,419

Motor Vehicles, Parts & Supplies (0.57%)
   Dahl International AB                         57,000(a)       1,072,352

Motor Vehicles & Equipment (0.96%)
   Volvo AB                                      87,000          1,809,037

Oil & Gas Field Services (1.68%)
   Repsol Petroleo, SA                           97,400          3,182,357

Personal Credit Institutions (0.49%)
   Manhattan Card Co.                         1,861,000            920,594

Plastic Materials & Synthetics (1.14%)
   Astra AB                                      47,050          2,150,188

Primary Nonferrous Metals (1.05%)
   British Steel PLC                            712,000     $    1,979,710

Pulp Mills (0.77%)
   Babcock International Group                   19,171             14,048
   UPM-Kymmene Oy                                70,980          1,441,039

                                                                 1,455,087
Railroad Equipment (0.44%)
   Vae AG                                         9,350            833,345

Sand & Gravel (0.13%)
   Bardon Group PLC                             475,900            249,923

Security & Commodity Services (1.49%)
   Corporacion Bancaria de Espania SA            72,000          2,824,083

Security Brokers & Dealers (1.29%)
   Peregrin Investment Holdings               1,496,000          2,408,749
   Peregrine Investment - Warrants              127,000             23,815

                                                                 2,432,564
Ship & Boat Building & Repairing (0.39%)
   Unitor Ships Service                          67,500            741,151

Soap, Cleaners & Toilet Goods (0.98%)
   Reckitt & Colman PLC                         160,000          1,852,467

Special Industry Machinery (1.77%)
   Bobst SA                                         835          1,085,940
   IHC Caland NV                                 23,300          1,301,087
   Sulzer AG                                      1,800            958,116

                                                                 3,345,143
Sugar & Confectionary Products (2.85%)
   Nestle                                         2,904          3,167,656
   Tate & Lyle                                  286,000          2,221,495

                                                                 5,389,151
Telephone Communication (7.42%)
   Cable & Wireless PLC                         105,000            836,102
   Nokia Corp. Class A ADR                       71,000          3,292,625
   Tele Danmark B                                34,800          1,754,474
   Telecom Italia Mobile                      1,440,000          1,642,892
   Telecom Italia-DI                          1,440,000          2,744,485
   Telefonica de Espana, SA                     148,400          2,980,223
   Telefonos de Mexico SA ADR                    25,300            771,650

                                                                14,022,451
Water Supply (0.82%)
   Wessex Water PLC                             268,660          1,546,512

Water Transportation of
Freight, NEC (1.34%)
   ICB Shipping AB 'B' Free                     213,733          2,539,579


                                Total Common Stocks            169,998,587

Preferred Stocks (0.75%)

Highway & Street Construction (0.39%)
   BAU Holdings AG                              15,700            744,626

Motor Vehicles & Equipment (0.36%)
   Hyundai Motor Co. Ltd. GDR                   63,000(a)(b)      672,525

                                Total Preferred Stocks          1,417,151

Bonds (0.71%)


Fire, Marine & Casualty
Insurance (0.71%)
   Alfa SA Convertible Subordinated
     Debentures; 8.00%; 9/15/00           $  1,300,000(b)  $    1,339,000

Commercial Paper (8.24%)

Personal Credit Institutions (3.91%)
   Ford Motor Credit Co.;
     5.25%; 11/5/96                          3,300,000          3,298,075
     5.30%; 11/7/96                          4,100,000          4,096,378

                                                                7,394,453
Securities Brokers & Dealers (4.33%)
   Merrill Lynch & Co.;
     5.25%; 11/1/96                          3,250,000          3,250,000
     5.28%; 11/4/96                          4,950,000          4,947,822
                                                                8,197,822

                                Total Commercial Paper         15,592,275

                  Total Portfolio Investments (99.61%)        188,347,013

Cash, receivables and other assets,
   net of liabilities (0.39%)                                     731,425

                            Total Net Assets (100.00%)     $  189,078,438

(a)  Non-Income producing security - No dividend paid during the period.
(b)  Restricted security - See Notes 4 to the financial statements.

                     Princor World Fund, Inc. Investments by Country

                                   Total Market           Percentage of Total
      Country                          Value                 Market Value

   Australia                      $    6,298,397                 3.34%
   Austria                             5,685,749                 3.02
   Canada                              5,976,081                 3.17
   Denmark                             3,072,343                 1.63
   Finland                             6,499,499                 3.45
   France                              2,688,411                 1.43
   Germany                             7,227,358                 3.84
   Greece                              1,678,018                 0.89
   Hong Kong                          10,067,090                 5.34
   Indonesia                             314,151                 0.17
   Israel                              2,596,250                 1.38
   Italy                               6,057,872                 3.22
   Japan                               1,164,409                 0.62
   Korea                               2,891,285                 1.53
   Malaysia                            2,316,647                 1.23
   Mexico                              3,633,009                 1.93
   Netherlands                        18,299,486                 9.72
   New Zealand                         5,088,887                 2.70
   Norway                              7,342,330                 3.90
   Singapore                           2,254,513                 1.20
   Spain                              10,102,765                 5.36
   Sweden                             13,032,329                 6.92
   Switzerland                        15,483,227                 8.22
   Thailand                            2,224,433                 1.18
   United Kingdom                     30,760,199                16.33
   United States                      15,592,275                 8.28

   Total Market Value               $188,347,013               100.00%

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                      Income from Investment Operations               Less Distributions
                                                     ------------------------------------  -----------------------------------------
                                                             Net Realized
                                                                 and
                                        Net Asset      Net    Unrealized        Total      Dividends
                                        Value at     Invest-     Gain           from       from Net     Distributions
                                        Beginning     ment     (Loss) on      Investment  Investment        from           Total
                                        of Period    Income   Investments    Operations     Income      Capital Gains  Distributions

 PRINCOR BALANCED FUND, INC.(b)

     Class A:
   Year Ended October 31,
     1996                                 $13.74      $.38        $1.59         $1.97        $(.43)       $  (.67)         $(1.10)
     1995                                  12.43       .41         1.31          1.72         (.36)          (.05)           (.41)
     1994                                  13.26       .32         (.20)          .12         (.40)          (.55)           (.95)
     1993                                  12.78       .35         1.14          1.49         (.37)          (.64)          (1.01)
     1992                                  11.81       .41          .98          1.39         (.42)          --              (.42)

     Class B:
   Year Ended October 31, 1996             13.71       .29         1.55          1.84         (.32)          (.67)           (.99)
   Period Ended October 31, 1995(c)        11.80       .31         1.90          2.21         (.30)          --              (.30)

     Class R:
   Period Ended October 31, 1996(f)        13.81       .24          .73           .97         (.26)          --              (.26)

 PRINCOR BLUE CHIP FUND, INC.

     Class A:
   Year Ended October 31,
     1996                                  15.03       .23         2.45          2.68         (.26)          (.35)           (.61)
     1995                                  12.45       .24         2.55          2.79         (.21)          --              (.21)
     1994                                  11.94       .20          .57           .77         (.26)          --              (.26)
     1993                                  11.51       .21          .43           .64         (.18)          (.03)           (.21)
     1992                                  10.61       .17          .88          1.05         (.15)          --              (.15)

     Class B:
   Year Ended October 31, 1996             14.99       .11         2.41          2.52         (.13)          (.35)           (.48)
   Period Ended October 31, 1995(c)        11.89       .15         3.10          3.25         (.15)          --              (.15)

     Class R:
   Period Ended October 31, 1996(f)        16.21       .12          .90          1.02         (.15)          --              (.15)

 PRINCOR CAPITAL ACCUMULATION FUND, INC.

     Class A:
   Year Ended October 31,
     1996                                  23.69       .45         5.48          5.93         (.43)         (1.47)          (1.90)
     1995                                  20.83       .45         3.15          3.60         (.39)          (.35)           (.74)
     1994                                  21.41       .39          .93          1.32         (.41)         (1.49)          (1.90)
     1993                                  21.34       .43         1.67          2.10         (.43)         (1.60)          (2.03)
     1992                                  19.53       .45         1.82          2.27         (.46)          --              (.46)

     Class B:
   Year Ended October 31, 1996             23.61       .21         5.45          5.66         (.22)         (1.47)          (1.69)
   Period Ended October 31, 1995(c)        19.12       .33         4.46          4.79         (.30)          --              (.30)

     Class R:
   Period Ended October 31, 1996(f)        24.73       .19         2.81          3.00         (.16)          --              (.16)

See accompanying notes.

                                                                                            Ratio of Net
                                        Net Asset                               Ratio of     Investment
                                        Value at               Net Assets at   Expenses to    Income to    Portfolio     Average
                                           End       Total     End of Period     Average       Average     Turnover    Commission
                                        of Period   Return(a) (in thousands)   Net Assets    Net Assets      Rate         Paid

 PRINCOR BALANCED FUND, INC.(b)

     Class A:
   Year Ended October 31,
     1996                                $14.61     15.10%      $  70,820        1.28%         2.82%         32.6%       $.0421
     1995                                 13.74     14.18%         57,125        1.37%         3.21%         35.8%        N/A
     1994                                 12.43      0.94%         53,366        1.51%         2.70%         14.4%        N/A
     1993                                 13.26     12.24%         39,952        1.35%         2.78%         27.5%        N/A
     1992                                 12.78     11.86%         31,339        1.29%         3.39%         30.6%        N/A

     Class B:
   Year Ended October 31, 1996            14.56     14.10%          5,964        2.13%         1.93%         32.6%        .0421
   Period Ended October 31, 1995(c)       13.71     18.72%(d)       1,263        1.91%(e)      2.53%(e)      35.8%(e)     N/A

     Class R:
   Period Ended October 31, 1996(f)       14.52      7.52%(d)         875        1.49%(e)      2.26%(e)      32.6%(e)     .0421(e)

 PRINCOR BLUE CHIP FUND, INC.

     Class A:
   Year Ended October 31,
     1996                                 17.10     18.20%         44,389        1.33%         1.41%         13.3%        .0456
     1995                                 15.03     22.65%         35,212        1.38%         1.83%         26.1%        N/A
     1994                                 12.45      6.58%         27,246        1.46%         1.72%          5.5%        N/A
     1993                                 11.94      5.65%         23,759        1.25%         1.87%         11.2%        N/A
     1992                                 11.51      9.92%         19,926        1.56%         1.49%         13.5%        N/A

     Class B:
   Year Ended October 31, 1996            17.03     17.18%          6,527        2.19%          .49%         13.3%        .0456
   Period Ended October 31, 1995(c)       14.99     26.20%(d)       1,732        1.90%(e)       .97%(e)      26.1%(e)     N/A

     Class R:
   Period Ended October 31, 1996(f)       17.08      7.02%(d)       1,575        1.48%(e)       .68%(e)      13.3%(e)     .0456(e)

 PRINCOR CAPITAL ACCUMULATION FUND, INC.

     Class A:
   Year Ended October 31,
     1996                                 27.72     26.41%        435,617         .69%         1.82%         50.2%        .0421
     1995                                 23.69     17.94%        339,656         .75%         2.08%         46.0%        N/A
     1994                                 20.83      6.67%        285,965         .83%         2.02%         31.7%        N/A
     1993                                 21.41     10.42%        240,016         .82%         2.16%         24.8%        N/A
     1992                                 21.34     11.67%        190,301         .93%         2.17%         38.3%        N/A

     Class B:
   Year Ended October 31, 1996            27.58     25.19%          9,832        1.70%          .80%         50.2%        .0421
   Period Ended October 31, 1995(c)       23.61     25.06%(d)       2,248        1.50%(e)      1.07%(e)      46.0%(e)     N/A

     Class R:
   Period Ended October 31, 1996(f)       27.57     12.74%(d)       1,752        1.16%(e)      1.18%(e)      50.2%(e)     .0421(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                      Income from Investment Operations               Less Distributions


                                                                  and
                                        Net Asset      Net    Unrealized        Total      Dividends
                                        Value at     Invest-     Gain           from       from Net     Distributions
                                        Beginning     ment     (Loss) on      Investment  Investment        from           Total
                                        of Period    Income   Investments    Operations     Income      Capital Gains  Distributions


 PRINCOR EMERGING GROWTH FUND, INC.

     Class A:
   Year Ended October 31,
     1996                                 $31.45      $.14        $5.05         $5.19        $(.14)       $  (.75)        $  (.89)
     1995                                  25.08       .12         6.45          6.57         (.06)          (.14)           (.20)
     1994                                  23.56       --          1.61          1.61          --            (.09)           (.09)
     1993                                  19.79       .06         3.82          3.88         (.11)          --              (.11)
     1992                                  18.33       .14         1.92          2.06         (.15)          (.45)           (.60)

     Class B:
   Year Ended October 31, 1996             31.31      (.04)        4.97          4.93         (.01)          (.75)           (.76)
   Period Ended October 31, 1995(c)        23.15       --          8.18          8.18         (.02)          --              (.02)

     Class R:
   Period Ended October 31, 1996(f)        33.77       .04         1.88          1.92         (.02)          --              (.02)

   PRINCOR GROWTH FUND, INC.

     Class A:
   Year Ended October 31,
       1996                                37.22       .35         3.50          3.85         (.35)         (1.18)          (1.53)
       1995                                31.14       .35         6.67          7.02         (.31)          (.63)           (.94)
     1994                                  30.41       .26         2.56          2.82         (.28)         (1.81)          (2.09)
     1993                                  28.63       .40         2.36          2.76         (.42)          (.56)           (.98)
     1992                                  25.92       .39         3.32          3.71         (.40)          (.60)          (1.00)

     Class B:
   Year Ended October 31, 1996             37.10       .08         3.48          3.56         (.05)         (1.18)          (1.23)
   Period Ended October 31, 1995(c)        28.33       .21         8.76          8.97         (.20)          --              (.20)

     Class R:
   Period Ended October 31, 1996(f)        39.27       .10          .13           .23         (.10)          --              (.10)

See accompanying notes.

                                                                                     Ratios/Supplemental Data
                                                               ---------------------------------------------------------------------
                                                                                            Ratio of Net
                                        Net Asset                               Ratio of     Investment
                                        Value at               Net Assets at   Expenses to    Income to    Portfolio      Average
                                           End       Total     End of Period     Average       Average     Turnover     Commission
                                        of Period   Return(a)  (in thousands)   Net Assets    Net Assets      Rate      Rate Paid

 PRINCOR EMERGING GROWTH FUND, INC.

     Class A:
   Year Ended October 31,
     1996                                  $35.75     16.89%       $229,465        1.32%          .46%         12.3%      $.0391
     1995                                   31.45     26.89%        150,611        1.47%          .47%         13.5%       N/A
     1994                                   25.08      6.86%         92,965        1.74%          .02%          8.1%       N/A
     1993                                   23.56     19.66%         48,668        1.66%          .26%          7.0%       N/A
     1992                                   19.79     11.63%         29,055        1.74%          .80%          5.8%       N/A

     Class B:
   Year Ended October 31, 1996              35.48     16.07%         28,480        2.01%         (.24)%        12.3%       .0391
   Period Ended October 31, 1995(c)         31.31     35.65%(d)       8,997        2.04%(e)      (.17)%(e)     13.5%(e)    N/A

     Class R:
   Period Ended October 31, 1996(f)         35.67      6.20%(d)       2,016        1.53%(e)       .29%(e)      12.3%(e)    .0391(e)

   PRINCOR GROWTH FUND, INC.

     Class A:
   Year Ended October 31,
       1996                                 39.54     10.60%        228,361        1.08%          .95%          1.8%       .0443
       1995                                 37.22     23.29%        174,328        1.16%         1.12%         12.2%       N/A
     1994                                   31.14      9.82%        116,363        1.30%          .95%         13.6%       N/A
     1993                                   30.41      9.83%         80,051        1.26%         1.40%         16.4%       N/A
     1992                                   28.63     14.76%         63,405        1.19%         1.46%         15.6%       N/A

     Class B:
   Year Ended October 31, 1996              39.43      9.80%         24,019        1.79%          .22%          1.8%       .0443
   Period Ended October 31, 1995(c)         37.10     31.48%(d)       8,279        1.80%(e)       .31%(e)      12.2%(e)    N/A

     Class R:
   Period Ended October 31, 1996(f)         39.40      1.12%(d)       2,014        1.42%(e)       .14%(e)       1.8%(e)   .0443(e)


  See accompanying notes.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                    Income from Investment Operations               Less Distributions
                                                  ------------------------------------  -------------------------------------------
                                                           Net Realized
                                                                and
                                      Net Asset      Net    Unrealized        Total      Dividends
                                      Value at     Invest-     Gain           from       from Net     Distributions
                                      Beginning     ment     (Loss) on      Investment  Investment        from            Total
                                      of Period    Income   Investments    Operations     Income      Capital Gains   Distributions
PRINCOR UTILITIES FUND, INC.

     Class A:
   Year  Ended October 31,
     1996                               $10.94     $.44(g)   $   .45       $   .89         $(.43)        $ --             $(.43)
     1995                                 9.25      .48(g)      1.70          2.18          (.49)          --              (.49)
     1994                                11.45      .46(g)     (2.19)        (1.73)         (.45)          (.02)           (.47)
   Period Ended October 31, 1993(h)      10.18      .35(g)      1.27          1.62          (.35)          --              (.35)

     Class B:
   Year Ended October 31, 1996           10.93      .36(g)       .43           .79          (.34)          --              (.34)
   Period Ended October 31, 1995(c)       9.20      .40(g)      1.77          2.17          (.44)          --              (.44)

     Class R:
   Period Ended October 31, 1996(f)      11.75      .28         (.41)         (.13)         (.29)          --              (.29)

PRINCOR WORLD FUND, INC.

     Class A:
   Year Ended October 31,
       1996                               7.28       .10        1.17          1.27          (.08)          (.33)           (.41)
       1995                               7.44       .08        (.02)          .06          (.03)          (.19)           (.22)
     1994                                 6.85       .01         .64           .65          (.02)          (.04)           (.06)
     1993                                 5.02       .03        1.98          2.01          (.05)          (.13)           (.18)
     1992                                 5.24       .06        (.14)         (.08)         (.06)          (.08)           (.14)

     Class B:
   Year Ended October 31, 1996            7.24       .03        1.15          1.18          (.02)          (.33)           (.35)
   Period Ended October 31, 1995(c)       6.71       .05         .51           .56          (.03)          --              (.03)

     Class R:
   Period Ended October 31, 1996(f)       7.48       .01         .63           .64           --            --              --

See accompanying notes.

                                                                          Ratios/Supplemental Data
                                                             ------------------------------------------------------------------

                                                                                          Ratio of Net
                                      Net Asset                               Ratio of     Investment
                                      Value at               Net Assets at   Expenses to    Income to    Portfolio    Average
                                         End       Total     End of Period     Average       Average     Turnover    Commission
                                      of Period   Return(a) (in thousands)   Net Assets     Net Assets     Rate         Paid
PRINCOR UTILITIES FUND, INC.

     Class A:
   Year  Ended October 31,
     1996                              $11.40     8.13%       $  66,322      1.17%(g)        3.85%        34.2%        $.0410
     1995                               10.94    24.36%          65,873      1.04%(g)        4.95%        13.0%         --
     1994                                9.25   (15.20)%         56,747      1.00%(g)        4.89%        13.8%          -
   Period Ended October 31, 1993(h)     11.45    15.92%(d)       50,372      1.00%(e)(g)     4.48%(e)      4.3%(e)      --

     Class B:
   Year Ended October 31, 1996          11.38     7.23%           5,579      1.93%(g)        3.07%        34.2%         .0410
   Period Ended October 31, 1995(c)     10.93    24.18%(d)        3,952      1.72%(e)(g)     3.84%(e)     13.0%(e)      --

     Class R:
   Period Ended October 31, 1996(f)     11.33     (.31)%(d)         311      1.47%(e)        3.77%(e)     34.2%(e)      .0410(e)

PRINCOR WORLD FUND, INC.

     Class A:
   Year Ended October 31,
       1996                              8.14     18.36%        172,276        1.45%         1.43%         23.8%       .0197
       1995                              7.28      1.03%        126,554        1.63%         1.10%         35.4%       N/A
     1994                                7.44      9.60%        115,812        1.74%          .10%         13.2%       N/A
     1993                                6.85     41.39%         63,718        1.61%          .59%         19.5%       N/A
     1992                                5.02     (1.57)%        35,048        1.69%         1.23%         19.9%       N/A

     Class B:
   Year Ended October 31, 1996           8.07     17.16%         15,745        2.28%          .64%         23.8%       .0197
   Period Ended October 31, 1995(c)      7.24      9.77%(d)       3,908        2.19%(e)       .58%(e)      35.4%(e)    N/A

     Class R:
   Period Ended October 31, 1996(f)      8.12      9.29%(d)       1,057        1.59%(e)       .78%(e)      23.8%(e)   .0197(e)

See accompanying notes.

Notes to Financial Highlights

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Effective December 5, 1994, the name of Princor Managed Fund, Inc. was changed to Princor Balanced Fund, Inc.

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. The Growth Funds Class B shares recognized net investment income as follows for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Princor Management Corporation. The Growth Funds Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                              Per Share
                                            Net Investment        Per Share
                 Fund                           Income        Unrealized (Loss)

     Princor Balanced Fund, Inc.                  --             $(.19)
     Princor Blue Chip Fund, Inc.                 --              (.15)
     Princor Capital Accumulation  Fund, Inc.     --              (.46)
     Princor Emerging Growth Fund, Inc.           --              (.77)
     Princor Growth Fund, Inc.                    --              (.86)
     Princor Utilities Fund, Inc.               $.01              (.01)
     Princor World Fund, Inc.                     --              (.07)

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Growth Funds Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Princor Management Corporation. Additionally, the Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares: Per Share Net Investment Fund Income

                                             Per Share            Per Share
                                            Net Investment        Unrealized
                 Fund                           Income            Gain (Loss)
  Princor Balanced Fund, Inc.                       --               $(.03)
  Princor Blue Chip Fund, Inc.                     $.01               (.02)
  Princor Capital Accumulation  Fund, Inc.          .01               (.11)
  Princor Emerging Growth Fund, Inc.                --                 .19
  Princor Growth Fund, Inc.                         .01                .10
  Princor World Fund, Inc.                          --                 .02

(g) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, Princor Utilities Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

              Year,          Per Share      Ratio of Expenses
             Except       Net Investment     to Average Net         Amount
             as Noted         Income             Assets             Waived

 Class A      1996         $.43                  1.25%            $  54,932
              1995             .46               1.30%              151,145
              1994             .41               1.50%              284,836
              1993(h)          .32               1.54%(e)           139,439

 Class B      1996             .34               2.06%                6,690
              1995(c)          .40               1.81%(e)             1,338

 Class R      1996             .17(e)            1.47%(e)              --

(h) Period from December 16, 1992, date shares first offered to public, through October 31, 1993. Net investment income, aggregating $.05 per share for the period from the initial purchase of shares on November 16, 1992 through December 15, 1992, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the fund incurred unrealized gains on investments of $.13 per share during the initial interim period. This represents activities of the fund prior to the initial public offering of fund shares.

October 31, 1996


STATEMENTS OF ASSETS AND LIABILITIES


                                                                                    Princor                  Princor Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.


    Investment in Securities -- at cost..............................            $115,041,975                   $274,024,119


    Assets
    Investment in securities -- at value (Note 4)....................            $119,539,693                   $273,231,351
    Cash ............................................................                   1,375                          1,626
    Receivables:
       Dividends and interest........................................               2,485,688                      1,554,783
       Investment securities sold....................................                 --                            --
       Capital Stock sold............................................                  90,476                        137,814
    Other assets.....................................................                   3,438                         16,781

                                                         Total Assets             122,120,670                    274,942,355
    Liabilities
    Accrued expenses.................................................                 111,047                        216,347
    Payables:
       Investment securities purchased...............................                 --                           3,243,510
       Capital Stock reacquired......................................                  70,654                        386,702

                                                    Total Liabilities                 181,701                      3,846,559

    Net Assets Applicable to Outstanding Shares......................            $121,938,969                   $271,095,796



    Net Assets Consist of:
    Capital Stock....................................................            $    109,139                   $    240,740
    Additional paid-in capital.......................................             117,597,362                    271,587,136
    Accumulated undistributed net investment income..................                 728,898                      1,535,479
    Accumulated net realized loss on investment transactions ........                (994,148)                    (1,474,791)
    Net unrealized appreciation (depreciation) of investments........               4,497,718                       (792,768)

                                                     Total Net Assets            $121,938,969                   $271,095,796



    Capital Stock (par value: $.01 a share)
    Shares authorized................................................             100,000,000                    100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets..............................................            $113,437,230                   $259,028,642
             Shares issued and outstanding...........................              10,151,468                     22,999,811
             Net asset value per share...............................                  $11.17                         $11.26
             Maximum offering price per share(a).....................                  $11.73                         $11.82


    Class B: Net Assets .............................................              $7,976,325                    $11,585,991
             Shares issued and outstanding...........................                 715,311                      1,031,289
             Net asset value per share(b)............................                  $11.15                         $11.23


    Class R: Net Assets..............................................                $525,414                       $481,163
             Shares issued and outstanding...........................                  47,094                         42,922
             Net asset value per share...............................                  $11.16                         $11.21

    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Princor Limited Term Bond Fund, Inc.) of the offering price.
    (b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

October 31, 1996


STATEMENTS OF ASSETS AND LIABILITIES


                                                                              Princor            Princor               Princor
                                                                             High Yield     Limited Term Bond      Tax-Exempt Bond
INCOME FUNDS                                                                 Fund, Inc.        Fund, Inc.            Fund, Inc.


    Investment in Securities -- at cost..............................       $29,069,597        $17,205,288           $182,933,094


    Assets
    Investment in securities -- at value (Note 4)....................       $29,838,389        $17,094,603           $189,299,465
    Cash ............................................................           105,755             57,234                 56,976
    Receivables:
       Dividends and interest........................................           750,523            273,154              3,804,773
       Investment securities sold....................................           --                  23,702               --
       Capital Stock sold............................................             7,109             12,868                 68,619
    Other assets.....................................................             1,990            --                       7,333

                                                         Total Assets        30,703,766         17,461,561            193,237,166
    Liabilities
    Accrued expenses.................................................            29,626             17,397                132,941
    Payables:
       Investment securities purchased...............................           --                 --                    --
       Capital Stock reacquired......................................             4,679            --                     130,570

                                                    Total Liabilities            34,305             17,397                263,511

    Net Assets Applicable to Outstanding Shares......................       $30,669,461        $17,444,164           $192,973,655



    Net Assets Consist of:
    Capital Stock....................................................       $    37,105        $    17,633           $    160,348
    Additional paid-in capital.......................................        32,593,119         17,440,914            187,151,821
    Accumulated undistributed net investment income..................           246,818             99,936                947,865
    Accumulated net realized loss on investment transactions ........       (2,976,373)             (3,634)           (1,652,750)
    Net unrealized appreciation (depreciation) of investments........           768,792           (110,685)             6,366,371

                                                     Total Net Assets       $30,669,461        $17,444,164           $192,973,655



    Capital Stock (par value: $.01 a share)
    Shares authorized................................................       100,000,000        100,000,000            100,000,000

    Net Asset Value Per Share:
    Class A: Net Assets..............................................       $28,432,165        $17,249,143           $187,179,578
             Shares issued and outstanding...........................         3,438,404          1,743,544             15,552,762
             Net asset value per share...............................             $8.27              $9.89                 $12.04
             Maximum offering price per share(a).....................             $8.68             $10.04                 $12.64


    Class B: Net Assets .............................................        $2,113,300           $111,593             $5,794,077
             Shares issued and outstanding...........................           256,954             11,282                482,072
             Net asset value per share(b)............................             $8.22              $9.89                 $12.02


    Class R: Net Assets..............................................          $123,996            $83,428                    N/A
             Shares issued and outstanding...........................            15,117              8,441                    N/A
             Net asset value per share...............................             $8.20              $9.88                    N/A

    (a)Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% (1.50% with respect to Princor Limited Term Bond Fund, Inc.) of the offering price.
    (b)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

Year Ended October 31, 1996, Except as Noted

STATEMENTS OF OPERATIONS


                                                                                    Princor                  Princor Government
                                                                                     Bond                     Securities Income
INCOME FUNDS                                                                      Fund, Inc.                     Fund, Inc.


    Net Investment Income


    Interest Income....................................................           $8,882,992                    $19,137,829

    Expenses:
       Management and investment advisory fees (Note 3)................              562,779                      1,223,631
       Distribution and shareholder servicing fees (Note 1 and 3)......              293,963                        532,899
       Transfer and administrative services (Note 1 and 3).............              221,648                        394,360
       Registration fees (Note 1)......................................               41,979                         39,149
       Custodian fees .................................................                5,007                         25,616
       Auditing and legal fees ........................................                8,852                          9,014
       Directors' fees ................................................                8,680                          8,705
       Other ..........................................................                9,324                         23,143

                                                  Total Gross Expenses             1,152,232                      2,256,517
       Less:  Management and investment
          advisory fees waived.........................................               28,413                        --

                                                    Total Net Expenses             1,123,819                      2,256,517

                                                 Net Investment Income             7,759,173                     16,881,312

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............             (608,660)                       434,186
    Net increase (decrease) in unrealized appreciation/depreciation
       on investments .................................................           (1,814,840)                    (1,721,443)

                                           Net Realized and Unrealized
                                            Gain (Loss) on Investments            (2,423,500)                    (1,287,257)


                                            Net Increase in Net Assets
                                             Resulting from Operations            $5,335,673                    $15,594,055



    (1) Period  from  February  13,  1996 (date  operations  commenced)  through October 31, 1996.

See accompanying notes.

Year Ended October 31, 1996, Except as Noted

STATEMENTS OF OPERATIONS

                                                                                Princor            Princor              Princor
                                                                               High Yield     Limited Term Bond     Tax-Exempt Bond
                                                                               Fund, Inc.      Fund, Inc. (1)         Fund, Inc.
INCOME FUNDS


    Net Investment Income

    Interest Income....................................................       $2,596,419          $615,360            $11,408,639

    Expenses:
       Management and investment advisory fees (Note 3)................          159,773            44,589                888,967
       Distribution and shareholder servicing fees (Note 1 and 3)......           75,961             8,576                374,119
       Transfer and administrative services (Note 1 and 3).............           66,305            32,982                145,931
       Registration fees (Note 1)......................................           25,733             1,712                 39,224
       Custodian fees .................................................            3,743             3,037                  3,976
       Auditing and legal fees ........................................            6,186             5,733                  8,541
       Directors' fees ................................................            8,705             7,265                  8,706
       Other ..........................................................            3,174             1,514                 15,482

                                                  Total Gross Expenses           349,580           105,408              1,484,946
       Less:  Management and investment
          advisory fees waived.........................................           --                25,970                --

                                                    Total Net Expenses           349,580            79,438              1,484,946

                                                 Net Investment Income         2,246,839           535,922              9,923,693

    Net Realized and Unrealized Gain (Loss) on Investments
    Net realized gain (loss) from investment transactions..............           26,628            (3,634)               674,906
    Net increase (decrease) in unrealized appreciation/depreciation
       on investments .................................................          765,331          (110,685)               362,726

                                           Net Realized and Unrealized
                                            Gain (Loss) on Investments           791,959          (114,319)             1,037,632


                                            Net Increase in Net Assets
                                             Resulting from Operations        $3,038,798          $421,603            $10,961,325

    (1) Period  from  February  13,  1996 (date  operations  commenced)  through October 31, 1996.

See accompanying notes.

Years Ended October 31, Except as Noted


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                              Princor
                                                                                               Bond
INCOME FUNDS                                                                                Fund, Inc.



                                                                                        1996            1995


    Operations
    Net investment income........................................................  $  7,759,173    $  7,110,733
    Net realized gain (loss) from investment transactions........................      (608,660)       (385,488)
    Net increase (decrease) in unrealized appreciation/depreciation
        on investments...........................................................    (1,814,840)     10,947,591

                                                      Net Increase in Net Assets
                                                       Resulting from Operations      5,335,673      17,672,836

    Dividends and Distributions to Shareholders From net investment income:
        Class A..................................................................    (7,395,304)     (6,978,094)
        Class B..................................................................      (336,861)        (57,053)(b)
        Class R(c) ..............................................................        (3,457)       --
    From net realized gain on investments:
        Class A..................................................................        --            (104,351)

                                                             Total Distributions     (7,735,622)     (7,139,498)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A..................................................................    21,969,069      18,360,174
        Class B..................................................................     5,830,264       2,713,516(b)
        Class R(c) ..............................................................       517,933        --
    Shares issued in reinvestment of dividends and distributions:
        Class A..................................................................     4,977,027       4,697,390
        Class B..................................................................       270,581          46,382(b)
        Class R(c) ..............................................................         3,457        --
    Shares redeemed:
        Class A..................................................................   (18,116,844)    (15,323,500)
        Class B..................................................................      (773,259)       (159,124)(b)
        Class R(c) ..............................................................        (8,814)       --

                                      Net Increase (Decrease) in Net Assets from
                                                      Capital Share Transactions     14,669,414      10,334,838

                                                                 Total Increase      12,269,465      20,868,176

    Net Assets
    Beginning of period..........................................................   109,669,504      88,801,328

    End of period (including undistributed net investment
        income as set forth below)...............................................  $121,938,969    $109,669,504



    Undistributed Net Investment Income.........................................   $    728,898    $    705,347



    (a) Period from February 13, 1996 (date operations commenced) through October 31, 1996.
    (b) Period from December 5, 1994 (date operations commenced) through October 31, 1995.
    (c) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

   See accompanying notes.

Years Ended October 31, Except as Noted


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          Princor Government
                                                                                           Securities Income
INCOME FUNDS                                                                                  Fund, Inc.



                                                                                           1996         1995

    Operations
    Net investment income........................................................   $ 16,881,312    $ 16,661,711
    Net realized gain (loss) from investment transactions........................        434,186      (1,074,727)
    Net increase (decrease) in unrealized appreciation/depreciation
        on investments...........................................................     (1,721,443)     25,002,420

                                                      Net Increase in Net Assets
                                                       Resulting from Operations      15,594,055      40,589,404

    Dividends and Distributions to Shareholders From net investment income:
        Class A..................................................................    (16,420,667)    (16,398,545)
        Class B..................................................................       (470,574)        (94,011)(b)
        Class R(c) ..............................................................         (2,908)       --
    From net realized gain on investments:
        Class A..................................................................        --             --

                                                             Total Distributions     (16,894,149)    (16,492,556)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A..................................................................     37,110,671      29,006,758
        Class B..................................................................      8,060,500       4,730,337(b)
        Class R(c) ..............................................................        469,159        --
    Shares issued in reinvestment of dividends and distributions:
        Class A..................................................................     12,945,447      12,817,448
        Class B..................................................................        375,343          78,109(b)
        Class R(c) ..............................................................          2,905        --
    Shares redeemed:
        Class A..................................................................    (50,822,999)    (54,093,676)
        Class B..................................................................     (1,570,936)       (246,114)(b)
        Class R(c) ..............................................................         (1,707)       --

                                      Net Increase (Decrease) in Net Assets from
                                                      Capital Share Transactions       6,568,383      (7,707,138)

                                                                 Total Increase        5,268,289      16,389,710

    Net Assets
    Beginning of period..........................................................    265,827,507     249,437,797

    End of period (including undistributed net investment
        income as set forth below)...............................................   $271,095,796    $265,827,507



    Undistributed Net Investment Income.........................................    $  1,535,479    $  1,548,316



    (a) Period from February 13, 1996 (date operations commenced) through October 31, 1996.
    (b) Period from December 5, 1994 (date operations commenced) through October 31, 1995.
    (c) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

   See accompanying notes.

Years Ended October 31, Except as Noted


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                  Princor
                                                                                                 High Yield
INCOME FUNDS                                                                                     Fund, Inc.



                                                                                             1996            1995

    Operations
    Net investment income........................................................        $ 2,246,839     $ 1,881,438
    Net realized gain (loss) from investment transactions........................             26,628        (105,759)
    Net increase (decrease) in unrealized appreciation/depreciation
        on investments...........................................................            765,331         581,993

                                                      Net Increase in Net Assets
                                                       Resulting from Operations           3,038,798       2,357,672

    Dividends and Distributions to Shareholders From net investment income:
        Class A..................................................................         (2,164,495)     (1,737,075)
        Class B..................................................................           (100,795)        (15,260)(b)
        Class R(c) ..............................................................             (1,126)         --
    From net realized gain on investments:
        Class A..................................................................             --              --

                                                             Total Distributions          (2,266,416)     (1,752,335)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A..................................................................          6,203,975       3,890,858
        Class B..................................................................          1,663,572         625,699(b)
        Class R(c) ..............................................................            120,413         --
    Shares issued in reinvestment of dividends and distributions:
        Class A..................................................................            975,918       1,277,540
        Class B..................................................................             56,034           6,460(b)
        Class R(c) ..............................................................              1,126         --
    Shares redeemed:
        Class A..................................................................         (2,864,299)     (2,175,333)
        Class B..................................................................           (288,473)         (4,140)(b)
        Class R(c) ..............................................................             --             --

                                      Net Increase (Decrease) in Net Assets from
                                                      Capital Share Transactions           5,868,266       3,621,084

                                                                 Total Increase            6,640,648       4,226,421

    Net Assets
    Beginning of period..........................................................         24,028,813      19,802,392

    End of period (including undistributed net investment
        income as set forth below)...............................................        $30,669,461     $24,028,813



    Undistributed Net Investment Income.........................................         $   246,818     $   266,395



    (a) Period from February 13, 1996 (date operations commenced) through October 31, 1996.
    (b) Period from December 5, 1994 (date operations commenced) through October 31, 1995.
    (c) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

   See accompanying notes.

Years Ended October 31, Except as Noted


STATEMENTS OF CHANGES IN NET ASSETS


                                                                                         Princor               Princor
                                                                                    Limited Term Bond       Tax-Exempt Bond
INCOME FUNDS                                                                           Fund, Inc.(a)           Fund, Inc.


                                                                                           1996            1996        1995

    Operations
    Net investment income........................................................      $  535,922     $  9,923,693  $  9,855,608
    Net realized gain (loss) from investment transactions........................          (3,634)         674,906    (1,677,841)
    Net increase (decrease) in unrealized appreciation/depreciation
        on investments...........................................................        (110,685)         362,726    17,420,735

                                                      Net Increase in Net Assets
                                                       Resulting from Operations          421,603       10,961,325    25,598,502

    Dividends and Distributions to Shareholders From net investment income:
        Class A..................................................................        (434,063)      (9,811,318)   (9,781,885)
        Class B..................................................................          (1,401)(c)     (209,899)      (67,120)(b)
        Class R(c) ..............................................................            (522)         --            --
    From net realized gain on investments:
        Class A..................................................................          --              --            --

                                                             Total Distributions         (435,986)     (10,021,217)   (9,849,005)

    Capital Share Transactions (Note 5)
    Shares sold:
        Class A..................................................................      17,452,369       23,815,010    18,520,960
        Class B..................................................................         108,544(c)     2,684,628     3,375,082(b)
        Class R(c) ..............................................................          81,911          --            --
    Shares issued in reinvestment of dividends and distributions:
        Class A..................................................................         419,436        6,720,668     6,671,473
        Class B..................................................................           1,352(c)       155,939        49,501(b)
        Class R(c) ..............................................................             522          --            --
    Shares redeemed:
        Class A..................................................................        (605,448)     (23,971,299)  (32,510,884)
        Class B..................................................................            (139)(c)     (572,822)      (78,915)(b)
        Class R(c) ..............................................................         --               --            --

                                      Net Increase (Decrease) in Net Assets from
                                                      Capital Share Transactions       17,458,547        8,832,124    (3,972,783)

                                                                 Total Increase        17,444,164        9,772,232    11,776,714

    Net Assets
    Beginning of period..........................................................         --           183,201,423   171,424,709

    End of period (including undistributed net investment
        income as set forth below)...............................................     $17,444,164     $192,973,655  $183,201,423



    Undistributed Net Investment Income.........................................      $    99,936     $    947,865  $  1,048,291



    (a) Period from February 13, 1996 (date operations commenced) through October 31, 1996.
    (b) Period from December 5, 1994 (date operations commenced) through October 31, 1995.
    (c) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

   See accompanying notes.

NOTES TO FINANCIAL STATEMENTS



   Princor Bond Fund, Inc.
   Princor Government Securities Income Fund, Inc.
   Princor High Yield Fund, Inc.
   Princor Limited Term Bond Fund, Inc.
   Princor Tax-Exempt Bond Fund, Inc.

Note 1 -- Significant Accounting Policies

Princor Bond Fund, Inc., Princor Government Securities Income Fund, Inc., Princor High Yield Fund, Inc., Princor Limited Term Bond Fund, Inc. and Princor Tax-Exempt Bond Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On February 13, 1996, the initial purchase of 1,000,000 shares of Class A Capital Stock of Princor Limited Term Bond Fund, Inc. was made by Principal Mutual Life Insurance Company (see Note 3).

On February 27, 1996, the initial purchase of Class B shares of Princor Limited Term Bond Fund, Inc. was made by Princor Management Corporation; the initial purchases of Class B shares of the other funds were made on December 5, 1994 (see Note 3). All shares outstanding prior to the initial Class B share purchases have been classified as Class A shares. Effective February 29, 1996, Princor Limited Term Bond Fund, Inc. began offering Class B shares to the public; the effective date of the other funds was December 9, 1994. On February 27, 1996, the initial purchases of Class R shares of the Income Funds (except for Princor Tax-Exempt Bond Fund, Inc.) were made by Princor Management Corporation (see Note 3). Effective February 29, 1996, the Income Funds (except for Princor Tax-Exempt Bond Fund, Inc.) began offering Class R shares to eligible purchasers.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class R shares are sold without an initial sales charge and are not subject to a CDSC. Class B shares and Class R shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. Class R shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after four years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's respective Board of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The Income Funds allocate daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class, are charged directly to such class. Class-specific expenses charged to each class during the period ended October 31, 1996, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                                         Distribution and          Transfer and
                                                   Shareholder Servicing Fees  Administrative Services      Registration Fees

                                                   Class A  Class B  Class R  Class A  Class B  Class R   Class A  Class B  Class R

   Princor Bond Fund, Inc.                         $242,107 $51,424    $432  $ 60,029   $5,019      $9     $17,353 $ 7,593    $50
   Princor Government Securities Income Fund, Inc.  457,028  75,494     377   125,085    6,439       6      12,378   7,351     34
   Princor High Yield Fund, Inc.                     63,145  12,703     113    10,338    1,124       5       7,468   6,128     34
   Princor Limited Term Bond Fund, Inc.               8,362     140      74       383       25       5         229     149     54
   Princor Tax-Exempt Bond Fund, Inc.               340,847  33,272     N/A    43,552    1,211     N/A      16,105  10,080    N/A

The Income Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

The Income Funds record investment transactions generally one day after the trade date, except for short-term investment transactions which are recorded generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest income is recognized on an accrual basis.

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition - "temporary"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the years ended October 31, 1996 and 1995 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

At  October  31,  1996,  the  following   Income  Funds  had  net  capital  loss
carryforwards as follows:

                                                                 Princor
                                                   Princor      Government        Princor        Princor           Princor
                                                     Bond    Securities Income  High Yield  Limited Term Bond  Tax-Exempt Bond
                                                  Fund, Inc.     Fund, Inc.      Fund, Inc.     Fund, Inc.        Fund, Inc.

   Net Capital Loss Carryforward Expires In: 1998                               $  793,000
                                             1999                                  784,000
                                             2000                                  561,000
                                             2001                                  409,000
                                             2002              $  400,000          323,000
                                             2003  $385,000     1,075,000          106,000                       $1,653,000
                                             2004   609,000                                      $4,000

                                                   $994,000    $1,475,000       $2,976,000       $4,000          $1,653,000


Note 3 -- Management Agreement and Transactions With Affiliates

The Income Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Income Funds is as follows:

                                                Net Asset Value of Funds
                                                      (in millions)

                                         First   Next    Next    Next    Over
                    Fund                 $100    $100    $100    $100    $400

   Princor Bond Fund, Inc.               0.50%   0.45%   0.40%   0.35%   0.30%
   Princor Government Securities
      Income Fund, Inc.                  0.50%   0.45%   0.40%   0.35%   0.30%
   Princor High Yield Fund, Inc.         0.60%   0.55%   0.50%   0.45%   0.40%
   Princor Limited Term Bond Fund, Inc.  0.50%   0.45%   0.40%   0.35%   0.30%
   Princor Tax-Exempt Bond Fund, Inc.    0.50%   0.45%   0.40%   0.35%   0.30%

The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager has agreed to reimburse the Income Funds annually for their total expenses (excluding brokerage commissions, interest and taxes) in excess of limits prescribed by any state in which the Income Funds' shares are offered for sale (currently 2 1/2% of the first $30 million of each fund's average annual net assets, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess thereof).

The Manager voluntarily waives a portion of its fee for some of the Income Funds. The waivers are in amounts that maintain total operating expenses for each fund within certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits, which were maintained at or below those shown, are as follows:

                                     Amount
                                     Waived

                           Year Ended            Year Ended        Expense
                        October 31, 1996      October 31, 1995      Limit

   Princor Bond
   Fund, Inc.
      Class A               $22,536               $86,018            0.95%
      Class B                 5,874                   300(a)         1.70
      Class R                     3(c)              --               1.45
   Princor Limited
   Term Bond
   Fund, Inc.
      Class A                25,651(b)              --               0.90
      Class B                   259(b)              --               1.15
      Class R                    60(c)              --               1.40

   (a)Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.
   (b)Period from February 29, 1996, date Class A and Class B shares first offered to the public through October 31, 1996.
   (c)Period from February 29, 1996, date Class R shares first offered to the eligible purchasers, through October 31, 1996.

The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by each of the Funds through February 28, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates, which for Class A shares begin at .75% and for Class B shares at 4.00% (.25% and 1.25% for Princor Limited Term Bond Fund, respectively) of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares based on declining rates which begin at 4.75% of the offering price (1.50% for Princor Limited Term Bond Fund, Inc.). The aggregate amount of these charges retained, by fund, for the period ended October 31, 1996 were as follows:

                                                        Class A       Class B

   Princor Bond Fund, Inc.                            $  629,234      $ 8,715
   Princor Government Securities Income Fund, Inc.     1,209,612       24,199
   Princor High Yield Fund, Inc.                         157,115        7,572
   Princor Limited Term Bond Fund, Inc.                   56,766        --
   Princor Tax-Exempt Bond Fund, Inc.                    682,986       15,744

No brokerage commissions were paid by the Income Funds to Princor Financial Services Corporation during the periods.

The Income Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to .25% (.15% for the Princor Limited Term Bond Fund, Inc.) of the average daily net assets attributable to Class A shares of each fund. Each of the Income Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund (.50% for the Princor Limited Term Bond Fund, Inc.). Effective February 1996, each of the Income Funds, with the exception of Princor Tax-Exempt Bond Fund, Inc., adopted
a  distribution   plan  with  respect  to  Class  R  shares  that  provides  for distribution and shareholder  servicing fees computed at an annual rate of up to
 .75% of the average daily net assets attributable to Class R shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Income Funds.

At October 31, 1996 Principal Mutual Life Insurance Company and subsidiaries of Principal Mutual Life Insurance Company owned shares of the Income Funds as follows:

                                                    Class A   Class B   Class R

   Princor Bond Fund, Inc.                           178,252    111        93
   Princor Government Securities Income Fund, Inc.    94,035    109        93
   Princor High Yield Fund, Inc.                   1,116,209    151     4,365
   Princor Limited Term Bond Fund, Inc.            1,036,215    105     4,243
   Princor Tax-Exempt Bond Fund, Inc.                 92,516    103       N/A


Note 4 -- Investment Transactions

For the period ended October 31, 1996, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U. S. government securities) by the Income Funds were as follows:

                                              Purchases            Sales

   Princor Bond Fund, Inc.                   $17,064,005        $ 2,336,443
   Princor High Yield Fund, Inc.              10,072,168          4,730,813
   Princor Limited Term Bond Fund, Inc.       17,480,974            830,765
   Princor Tax-Exempt Bond Fund, Inc.         25,855,920         17,839,491

Note 4 -- Investment Transactions (Continued)

At October 31, 1996, net unrealized appreciation (depreciation) of investments by the Income Funds was composed of the following:

                                                                                      Net Unrealized
                                                       Gross Unrealized         Appreciation (Depreciation)

                                                  Appreciation (Depreciation)         of Investments

   Princor Bond Fund, Inc.                         $5,525,357   $(1,027,639)            $4,497,718
   Princor Government Securities Income Fund, Inc.  3,150,964    (3,943,732)              (792,768)
   Princor High Yield Fund, Inc.                    1,062,021      (293,229)               768,792
   Princor Limited Term Bond Fund, Inc.                85,067      (195,752)              (110,685)
   Princor Tax-Exempt Bond Fund, Inc.               7,196,152      (829,781)             6,366,371

Princor Government Securities Income Fund, Inc. may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of October 31, 1996, the Fund had TBA purchase commitments involving securities with a face amount of $3,495,155, cost of $3,243,510 and market value of $3,262,823. Princor
Government Securities Income Fund, Inc. has set aside investment securities and other assets in excess of the commitments to serve as collateral.

At October 31, 1996, Princor High Yield Fund, Inc., Princor Limited Term Bond Fund, Inc. and Princor Tax-Exempt Bond Fund, Inc. held the following securities which may require registration under the Securities Act of 1933, or an exemption therefrom, in order to effect a sale in the ordinary course of business.

                                                                                                     Value at       Value as a
                                                                            Date of                 October 31,   Percentage of
                  Fund                       Security Description          Acquisition     Cost        1996         Net Assets

  Princor High Yield Fund, Inc.          Brown Group; Senior Notes           10/2/96     $450,000   $  451,125        1.47%

                                         California Energy Casecnan
                                         Water & Energy Co., Inc.;
                                         Senior Secured                       6/26/96     700,000      777,000        2.53

                                         Euramax International PLC;
                                         Senior Subordinated Notes            9/18/96     200,000      203,000         .66

                                         U.S. Can Corp.;
                                         Senior Subordinated Notes           10/10/96     100,000      103,250         .34

                                                                                                     1,534,375        5.00

   Princor Limited Term Bond Fund, Inc.  B.A.T. Capital Corp.;
                                         Medium-Term Note                     7/25/96     583,584      589,534        3.38

   Princor Tax-Exempt Bond Fund, Inc.    Eddyville, Iowa, IDR Ref. Bonds;
                                         Cargill Inc. Project                 1/11/95     859,910      996,250         .52

The Income Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentration of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                                        Princor             Princor                 Princor
                                                                         Bond         Government Securities       High Yield
                                                                       Fund, Inc.        Income Fund, Inc.         Fund, Inc.

   Year Ended October 31, 1996:
   Shares sold:
    Class A   ...................................................      1,970,454            3,321,877               768,505
    Class B   ...................................................        523,960              722,764               207,062
    Class R*.....................................................         47,584               42,812                14,977
   Shares issued in reinvestment of dividends and distributions:
    Class A .....................................................        448,289            1,164,488               121,239
    Class B .....................................................         24,582               33,968                 6,991
    Class R*.....................................................            318                  266                   140
   Shares redeemed:
    Class A   ...................................................     (1,629,399)          (4,575,851)             (354,640)
    Class B   ...................................................        (70,602)            (141,657)              (35,769)
    Class R*.....................................................           (808)                (156)                --

                                                   Net Increase        1,314,378              568,511               728,505




   Year Ended October 31, 1995:
   Shares sold:
    Class A   ...................................................      1,706,844            2,679,878               489,469
    Class B**....................................................        247,333              431,102                78,379
   Shares issued in reinvestment of dividends and distributions:
    Class A   ...................................................        439,527            1,196,621               162,114
    Class B**....................................................          4,196                7,084                   812
   Shares redeemed:
    Class A   ...................................................     (1,429,838)          (5,051,162)             (275,812)
    Class B**....................................................        (14,158)             (21,972)                 (521)

                                         Net Increase (Decrease)         953,904             (758,449)              454,441



   * Period from February 27, 1996 (date operations commenced) through October 31, 1996.
   ** Period from December 5, 1994 (date operations commenced) through
   October 31, 1995.


Note 5 -- Capital Share Transactions (Continued)

                                                                                  Princor                         Princor
                                                                              Limited Term Bond               Tax-Exempt Bond
                                                                                Fund, Inc.(1)                   Fund, Inc.

   Year Ended October 31, 1996, Except as Noted:
   Shares sold:
    Class A   ...................................................                 1,762,547                      1,994,928
    Class B   ...................................................                    11,158                        225,823
    Class R*.....................................................                     8,387                         N/A
   Shares issued in reinvestment of dividends and distributions:
    Class A   ...................................................                    43,053                        563,980
    Class B   ...................................................                       139                         13,120
    Class R*.....................................................                        54                         N/A
   Shares redeemed:
    Class A   ...................................................                   (62,056)                    (2,011,737)
    Class B   ...................................................                       (15)                       (48,315)

                                                     Net Increase                 1,763,267                        737,799



   Year Ended October 31, 1995:
   Shares sold:
    Class A   ...................................................                      N/A                       1,625,100
    Class B**....................................................                      N/A                         293,841
   Shares issued in reinvestment of dividends and distributions:
    Class A   ...................................................                      N/A                         590,347
    Class B**....................................................                      N/A                           4,276
   Shares redeemed:
    Class A   ...................................................                      N/A                      (2,897,205)
    Class B**....................................................                      N/A                          (6,673)

                                                    Net Decrease                       N/A                        (390,314)

   (1) Period from February 13, 1996 (February 27, 1996 -- Princor Limited Term Bond Fund, Inc. Class B and Class R) date operations commenced through October 31, 1996.
   * Period from February 27, 1996 (date operations commenced) through October 31, 1996.
   **  Period from December 5, 1994 (date operations commenced) through
       October 31, 1995.

Note 6 -- Line of Credit

The Income Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's Fed Funds Unsecured Rate plus 100 basis points. Additionally, a commitment fee is charged at the annual rate of .25% of the line of credit. At October 31, 1996, the Income Funds had no outstanding borrowings under the line of credit.

SCHEDULES OF INVESTMENTS


INCOME FUNDS

PRINCOR BOND FUND, INC.

                                               Principal
                                                Amount           Value


Bonds (96.05%)

Air Transportation, Scheduled (2.14%)
   Federal Express Corp. 1994 Pass
      Through Cert., Series A310-A3;
      8.40%; 3/23/10                          $1,500,000    $  1,630,251
   Federal Express Corp. Pass Through
      Cert.; 7.58%; 7/2/19                     1,000,000         981,360

                                                               2,611,611
Aircraft & Parts (0.91%)
   Textron, Inc. Medium-Term
      Notes, Series C;
      9.80%; 1/10/00                             500,000         548,264
      9.55%; 3/19/01                             500,000         555,485

                                                               1,103,749
Auto & Home Supply Stores (1.23%)
   Pep Boys-Manny, Moe & Jack Notes;
       7.00%; 6/1/05                           1,500,000       1,505,727

Beverages (1.84%)
   Joseph E. Seagram & Sons
      Guaranteed Debentures;
      8.38%; 2/15/07                           1,000,000       1,100,487
      8.88%; 9/15/11                           1,000,000       1,148,211

                                                               2,248,698
Cable & Other Pay TV Services (1.87%)
   Tele-Communications, Inc. Notes;
      7.25%; 8/1/05                            2,000,000       1,835,792
   Tele-Communications, Inc. Senior
      Debentures; 7.88%; 8/1/13                  500,000         442,541

                                                               2,278,333
Cash Grains (2.10%)
   Aktiebolaget SKF Senior Notes;
      7.63%; 7/15/03                           2,500,000       2,564,580

Combination Utility Services (1.54%)
   PG Energy, Inc. First Mortgage
      Bonds; 8.38%; 12/1/02                      500,000         523,455
   Public Service Electric & Gas
      Medium-Term Notes;
      8.16%; 5/26/09                           1,250,000       1,357,626

                                                               1,881,081
Construction & Related
Machinery (1.00%)
   Caterpillar, Inc. Global Debentures;
      9.38%; 8/15/11                           1,000,000       1,218,767

Consumer Products (0.82%)
   RJR Nabisco Capital Corp. Senior
      Notes; 8.75%; 4/15/04                    1,000,000         996,250

Copper Ores (2.27%)
   Asarco, Inc. Debentures;
      7.88%; 4/15/13                           1,500,000       1,525,683
   Asarco, Inc. Notes; 7.38%; 2/1/03           1,200,000       1,238,024

                                                               2,763,707
Crude Petroleum & Natural Gas (0.46%)
   Occidental Petroleum Corp.
      Medium-Term Notes;
       9.73%; 6/15/01                         $  500,000    $    561,168

Department Stores (2.75%)
   Dillard Investment Co. Notes;
       9.25%; 5/1/97                             200,000         203,348
   Harcourt General, Inc. Subordinated
       Notes; 9.50%; 3/15/00                     400,000         434,194
   J.C. Penney Co., Inc. Debentures;
      7.13%; 11/15/23                          1,000,000         952,107
   Sears Roebuck Co.
      Medium-Term  Notes;
      9.05%; 2/6/12                              500,000         586,562
      9.12%; 2/13/12                           1,000,000       1,179,204

                                                               3,355,415
Drug Stores & Proprietary Stores (1.51%)
   Rite Aid Corp. Senior Debentures;
      6.88%; 8/15/13                           2,000,000       1,841,486

Eating & Drinking Places (1.91%)
   Marriott International, Inc. Notes;
      6.75%; 12/15/03                          1,300,000       1,287,582
   Marrriott International, Inc. Senior
      Notes; 7.88%; 4/15/05                    1,000,000       1,046,727

                                                               2,334,309
Electric Services (4.48%)
   Cleveland Electric Illuminating Co.
      First Mortgage Medium-Term
      Notes; 7.85%; 7/30/02                    1,500,000       1,486,729
   Ohio Edison Co. First Mortgage
      Bonds; 8.25%; 4/1/02                     2,000,000       2,073,252
   Southern California Edison Co. Notes;
      6.38%; 1/15/06                           1,000,000         961,250
   Toledo Edison Co. Debentures;
      8.70%; 9/1/02                            1,000,000         945,926

                                                               5,467,157
Engines & Turbines (0.80%)
   Brunswick Corp. Debentures;
      7.38%; 9/1/23                            1,000,000         981,492

Fabricated Rubber Products,
NEC (1.39%)
   M. A. Hanna Co. Senior Notes;
      9.38%; 9/15/03                           1,500,000       1,697,530

Farm & Garden Machinery (2.12%)
   Case Corp. Notes; 7.25%; 1/15/16            1,000,000         966,973
   Tenneco, Inc. Notes;
      9.88%; 2/1/01                              500,000         558,760
      7.88%; 10/1/02                           1,000,000       1,053,517

                                                               2,579,250
Gas Production & Distribution (1.00%)
   Transco Energy Co. Notes;
      9.38%; 8/15/01                           1,100,000       1,221,017

General Government, NEC (3.46%)
   Ontario Hydro Debentures;
      7.45%; 3/31/13                           2,000,000       2,066,300
   Province of Saskatchewan, Canada
      Global Notes; 8.00%; 2/1/13              2,000,000       2,153,100

                                                               4,219,400
Gold & Silver Ores (1.02%)
   Placer Dome, Inc. Notes;
       7.13%; 6/15/07                         $1,250,000    $  1,245,971

Grain Mill Products (0.83%)
   Ralston Purina Co. Debentures;
       7.75%; 10/1/15                          1,000,000       1,008,486

Grocery Stores (0.91%)
   Food Lion, Inc. Medium-Term
      Notes; 8.67%; 8/28/06                    1,000,000       1,105,421

Household Furniture (1.61%)
   Masco Corp. Debentures;
      7.13%; 8/15/13                           2,000,000       1,960,464

Industrial Inorganic Chemicals (4.44%)
   Dow Chemical Co. Debentures;
      7.38%; 3/1/23                            1,000,000         986,673
   Dow Chemical Co. Medium-Term
      Notes; 7.75%; 9/15/20                    1,000,000       1,038,469
   FMC Corp. Senior Notes;
      6.38%; 9/1/03                              750,000         722,594
   Grace, (W.R.) & Co. Guaranteed
       Notes; 8.00%; 8/15/04                   2,500,000       2,661,482

                                                               5,409,218
Machinery, Equipment,
& Supplies (0.20%)
   AAR Corp. Notes; 7.25%; 10/15/03              250,000         244,979

Metalworking Machinery (1.06%)
   Black & Decker Corp. Notes;
      7.00%; 2/1/06                            1,300,000       1,298,272

Millwork, Plywood & Structural
Members (1.40%)
   Georgia-Pacific Corp. Debentures;
      9.50%; 12/1/11                             600,000         715,329
   Georgia-Pacific Corp. Senior
      Debentures; 7.70%; 6/15/15               1,000,000         997,798

                                                               1,713,127
Miscellaneous Chemical
Products (1.25%)
   Cabot Corp. Notes;
      10.25%; 12/15/97                           400,000         417,735
   Ferro Corp. Senior Debentures;
       7.63%; 5/1/13                           1,100,000       1,107,899

                                                               1,525,634
Miscellaneous Equipment Rental
& Leasing (0.87%)
   McDonnell Douglas Finance Corp.
      Medium-Term Notes, Series 9;
      9.94%; 6/11/98                           1,000,000       1,058,832

Miscellaneous Investing (1.04%)
   Weingarten Realty Investors
      Medium-Term Notes;
      7.29%; 5/23/05                           1,250,000       1,273,835

Miscellaneous Metal Ores (2.36%)
   Amax, Inc. Notes; 9.88%; 6/13/01           $  900,000    $  1,012,114
   Cyprus Amax Minerals Notes;
      7.38%; 5/15/07                           1,100,000       1,118,567
   Cyprus Minerals Co. Notes;
      10.13%; 4/1/02                             650,000         746,406

                                                               2,877,087
Motion Picture Production
& Services (0.34%)
   Columbia Pictures Entertainment, Inc.
      Senior Subordinated Notes;
       9.88%; 2/1/98                             400,000         418,242

Motor Vehicles & Equipment (2.69%)
   Ford Motor Co. Debentures;
      8.88%; 1/15/22                           1,000,000       1,160,146
      7.50%; 8/1/26                            1,000,000       1,003,986
   General Motors Corp. Global
      Medium-Term Notes;
      8.88%; 5/15/03                           1,000,000       1,111,772

                                                               3,275,904
Newspapers (1.99%)
   News America Holdings, Inc.
      Guaranteed Senior Notes;
      8.50%; 2/15/05                           2,250,000       2,424,487

Operative Builders (1.25%)
   Pulte Corp. Senior Notes;
      8.38%; 8/15/04                             500,000         531,640
      7.30%; 10/24/05                          1,000,000         990,774

                                                               1,522,414
Paper Mills (7.58%)
   Boise Cascade Corp. Notes;
      9.90%; 3/15/00                             500,000         548,852
      9.85%; 6/15/02                           1,000,000       1,137,734
   Bowater, Inc. Debentures;
      9.50%; 10/15/12                          1,000,000       1,186,704
      9.38%; 12/15/21                          1,500,000       1,802,424
   Champion International Corp.
      Notes; 9.88%; 6/1/00                       750,000         831,093
   Chesapeake Corp. Notes;
      9.88%; 5/1/03                            1,000,000       1,157,890
      7.20%; 3/15/05                             600,000         605,543
   James River Corp. Notes;
      6.70%; 11/15/03                          2,000,000       1,972,238

                                                               9,242,478
Paperboard Mills (1.43%)
   Federal Paper Board Co., Inc.
      Debentures; 8.88%; 7/1/12                1,500,000       1,746,711

Personal Credit Institutions (3.65%)
   Coastal Corp. Senior Notes;
      9.75%; 8/1/03                            1,500,000       1,725,460
   General Motors Acceptance Corp.
      Global Notes; 8.50%; 1/1/03              2,000,000       2,173,088
   Household Finance Corp. Senior
      Subordinated Notes;
       9.63%; 7/15/00                            500,000         550,710

                                                               4,449,258
Petroleum Refining (7.49%)
   Ashland, Inc. Medium-Term Notes;
      7.71%; 5/11/07                          $  500,000    $    522,936
      7.72%; 7/15/13                           1,000,000       1,023,691
      7.73%; 7/15/13                             750,000         768,494
   Mapco, Inc. Medium-Term Notes;
      8.48%; 8/5/13                            1,000,000       1,044,674
   Pennzoil Co. Debentures;
      10.13%; 11/15/09                         1,675,000       2,069,894
   Sun Co., Inc. Debentures;
      9.00%; 11/1/24                           2,000,000       2,315,942
   Sun Co., Inc. Notes; 7.13%; 3/15/04           300,000         304,371
   Ultramar Credit Corp. Guaranteed
      Notes; 8.63%; 7/1/02                     1,000,000       1,079,911

                                                               9,129,913
Photographic Equipment
& Supplies (0.85%)
   Xerox Corp. Notes; 9.63%; 9/1/97            1,000,000       1,030,496

Primary Nonferrous Metals (2.53%)
   Reynolds Metals Co.
      Medium-Term Notes;
      8.22%; 5/30/07                           2,000,000       2,168,916
      7.65%; 2/4/08                              875,000         912,700

                                                               3,081,616
Pulp Mills (2.30%)
   ITT Rayonier, Inc. Notes;
      7.50%; 10/15/02                          1,875,000       1,913,478
   International Paper Co.
      Medium-Term  Notes;
      9.70%; 8/15/00                             800,000         885,404

                                                               2,798,882
Refrigeration & Service
Machinery (2.11%)
   Westinghouse Electric Corp.
      Debentures; 8.63%; 8/1/12                1,000,000         996,077
   Westinghouse Electric Corp.
      Global Notes; 8.88%; 6/1/01              1,500,000       1,575,123

                                                               2,571,200
Rental of Railroad Cars (2.52%)
   Gatx Capital Corp. Medium-Term Notes;
      Series B; 9.50%; 1/10/02                 1,500,000       1,676,723
      Series C; 6.86%; 10/13/05                1,000,000         980,385
   General American Transportation
      Corp. Medium-Term Notes;
      10.65%; 11/14/97                           400,000         418,229

                                                               3,075,337
Sanitary Services (1.51%)
   Laidlaw, Inc. Notes;
      7.70%; 8/15/02                           1,000,000       1,047,317
   Laidlaw, Inc. Senior Notes;
      7.88%; 4/15/05                             750,000         790,392

                                                               1,837,709
Telephone Communication (2.12%)
   Sprint Corp. Notes; 8.13%; 7/15/02         $1,500,000    $  1,608,642
   U.S. West Capital Funding, Inc.
       Notes; 6.80%; 11/23/07                  1,000,000         981,660

                                                               2,590,302
Variety Stores (3.10%)
   Dayton-Hudson Corp. Debentures;
      9.25%; 8/15/11                           1,000,000       1,180,784
   Dayton-Hudson Corp.
      Sinking Fund Debentures;
      9.50%; 10/15/16                            179,000         187,078
   Shopko Stores, Inc. Senior
      Notes; 9.00%; 11/15/04                   2,500,000       2,414,829

                                                               3,782,691


                                             Total Bonds     117,129,693

Commercial Paper (1.98%)

Business Credit Institutions (1.98%)
   General Electric Capital Corp.;
      5.75%; 11/1/96                           2,410,000       2,410,000


                    Total Portfolio Investments (98.03%)     119,539,693

Cash, receivables and other assets, net of
   liabilities (1.97%)                                         2,399,276


                              Total Net Assets (100.00%)    $121,938,969

PRINCOR GOVERNMENT SECURITIES INCOME
FUND, INC.


         Description of Issue                  Principal
   Type          Rate         Maturity          Amount           Value

Government National Mortgage Association (GNMA)
Certificates (100.33%)

GNMA I          6.00%    10/15/23-4/15/26    $31,210,327    $ 29,210,122
GNMA I          6.50     9/15/23-11/1/26      50,442,101      48,560,459
GNMA I          7.00     10/15/22-4/15/26     62,033,845      61,271,329
GNMA I          7.25     9/15/25-10/15/25      5,798,548       5,766,135
GNMA I          7.50     4/15/17-8/15/24      50,358,279      50,845,673
GNMA I          8.00     8/15/16-2/15/22      14,178,902      14,674,171
GNMA II         6.00     1/20/24-7/20/26      51,485,535      47,593,742
GNMA II         6.50     3/20/24-8/20/26      14,733,359      14,059,720


                                 Total GNMA Certificates     271,981,351

Federal Agency Short-Term Obligations (0.46%)

   Federal Home Loan Mortgage Corporation;
      5.53%; 11/1/96                           1,250,000       1,250,000


                   Total Portfolio Investments (100.79%)     273,231,351

Liabilities, net of cash, receivables and other
   assets (-0.79%)                                          $ (2,135,555)


                              Total Net Assets (100.00%)    $271,095,796




PRINCOR HIGH YIELD FUND, INC.


                                               Principal
                                                Amount           Value


Bonds (92.79%)

Agricultural Chemicals (2.65%)
   IMC Fertilizer Group, Inc. Senior
      Debentures; 9.45%; 12/15/11             $  700,000     $   812,733

Aircraft & Parts (2.15%)
   Rohr Industries, Inc. Subordinated
      Debentures; 9.25%; 3/1/17                  700,000         658,000

Automotive Rentals, No Drivers (1.26%)
   Alamo Rent-A-Car, Inc. Senior Notes;
      11.75%; 1/31/06                            350,000         385,000

Blast Furnace & Basic Steel
Products (2.37%)
   Ivaco Senior Notes;
      11.50%; 9/15/05                            350,000         348,250
   Weirton Steel Corp. Senior Notes;
      10.75%; 6/1/05                             400,000         380,000

                                                                 728,250
Broadwoven Fabric Mills, Cotton (2.27%)
   J.P. Stevens & Co., Inc. Sinking
      Fund Debentures; 9.00%; 3/1/17             700,000         696,500

Cable & Other Pay TV Services (2.35%)
   Jones Intercable, Inc. Senior Notes;
      9.63%; 3/15/02                             700,000         721,000

Cogeneration - Small Power
Producer (3.60%)
   AES Corporation Senior Subordinated
      Notes; 10.25%; 7/15/06                     700,000         744,625
   California Energy Co., Inc. Limited
      Resource Senior Secured Notes;
      9.88%; 6/30/03                             350,000         360,500

                                                               1,105,125
Computer & Data Processing
Services (2.50%)
   Tenet Heathcare Corp. Senior
      Subordinated Notes;
      10.13%; 3/1/05                             700,000         768,250

Consumer Products (1.95%)
   RJR Nabisco, Inc. Senior Notes;
      8.75%; 8/15/05                             600,000         597,750

Crude Petroleum & Natural Gas (3.16%)
   Chesapeake Energy Corp. Senior Notes;
      9.13%; 4/15/06                          $  350,000     $   351,750
   Nuevo Energy Co. Senior Subordinated
      Notes; 9.50%; 4/15/06                      600,000         617,250

                                                                 969,000
Electric Services (1.17%)
   El Paso Electric Co. First Mortgage
      Bonds, Series D; 8.90%; 2/1/06             350,000         358,312

Electric Components
   & Accessories (2.38%)
   Advanced Micro Devices, Inc.
      Senior Secured Notes;
      11.00%; 8/1/03                             700,000         731,500

Engines & Turbines (2.10%)
   Outboard Marine Corp. Debentures;
      9.13%; 4/15/17                             700,000         644,000

Footwear, Except Rubber (1.47%)
   Brown Group, Inc. Senior Notes;
      9.50%; 10/15/06                            450,000(a)      451,125

Forest Products (2.15%)
   Doman Industries Ltd. Senior Notes;
      8.75%; 3/15/04                             700,000         658,000

Fuel Dealers (2.29%)
   Petroleum Heat & Power Co., Inc.
      Subordinated Notes;
      10.13%; 4/1/03                             700,000         700,875

General Government, NEC (1.01%)
   Republic of Argentina Global Bonds;
      8.38%; 12/20/03                            350,000         310,188

Groceries & Related Products (2.10%)
   Rykoff-Sexton, Inc. Senior
      Subordinated  Notes;
      8.88%; 11/1/03                             700,000         644,000

Grocery Stores (3.54%)
   Dominick's Finer Foods, Inc.
      Senior Subordinated Notes;
      10.88%; 5/1/05                             350,000         385,875
   Ralph's Grocery Co. Senior
      Subordinated Notes;
      11.00%; 6/15/05                            700,000         700,000

                                                               1,085,875
Hotels & Motels (4.70%)
   Bally's Grand, Inc. First Mortgage
      Notes; 10.38%; 12/15/03                    700,000         773,500
   John Q. Hammons Hotels, L.P. &
      Finance Corp. First Mortgage
      Notes; 8.88%; 2/15/04                      700,000         669,375

                                                               1,442,875
Knitting Mills (2.43%)
   Tultex Corp. Senior Notes;
      10.63%; 3/15/05                            700,000         746,375

Metal Cans & Shipping Containers (0.34%)
   U.S. Can Corp. Senior Subordinated
      Notes; 10.13%; 10/15/06                 $  100,000(a)  $   103,250

Miscellaneous Amusement, Recreation
Service (1.19%)
   Rio Hotel & Casino, Inc. Senior
      Subordinated Notes;
      10.63%; 7/15/05                            350,000         364,000

Miscellaneous Converted Paper
Products (2.09%)
   Drypers Corp. Senior Notes;
      12.50%; 11/1/02                            700,000         640,500

Miscellaneous Plastics Products,
NEC (3.29%)
   Congoleum Corp. Senior Notes;
      9.00%; 2/1/01                              700,000         693,000
   Plastic Containers, Inc.
      Senior Secured Notes;
      10.75%; 4/1/01                             300,000         315,750

                                                               1,008,750
Motor Vehicles & Equipment (2.27%)
   Lear Seating Corp. Subordinated
      Notes; 8.25%; 2/1/02                       700,000         694,750

Nonferrous Foundries (Casting) (1.23%)
   Howmet Corp. Senior Subordinated
      Notes; 10.00%; 12/1/03                     350,000         376,250

Nursing & Personal Care Facilities (2.21%)
   Mariner Health Group, Inc. Senior
      Subordinated Notes; 9.50%; 4/1/06          700,000         679,000

Petroleum Refining (2.32%)
   Crown Central Petroleum Corp.
      Senior  Notes; 10.88%; 2/1/05              700,000         712,250

Primary Nonferrous Metals (0.66%)
   Euramax International PLC Senior
      Subordinated Notes; 11.25%; 10/1/06        200,000(a)      203,000

Pulp Mills (2.18%)
   Magnetek, Inc. Senior Subordinated
      Debentures; 10.75%; 11/15/98               650,000         669,500

Radio, Television, & Computer
Stores (2.34%)
   CompUSA, Inc. Senior Subordinated
      Notes; 9.50%; 6/15/00                      700,000         716,625

Radio & Television Broadcasting (4.30%)
   American Radio Systems Senior
      Subordinated Notes; 9.00%; 2/1/06          700,000         662,375
   EZ Communications, Inc. Senior
      Subordinated Notes; 9.75%; 12/1/05         300,000         303,000
   Sullivan Broadcasting, Inc. Senior
      Subordinated Notes; 10.25%; 12/15/05    $  350,000     $   353,500

                                                               1,318,875
Soap, Cleaners, & Toilet Goods (2.43%)
   Coty, Inc. Senior Subordinated
      Notes; 10.25%; 5/1/05                      700,000         745,500

Telephone Communication (11.51%)
   360 Communications Co. Senior Notes;
      7.50%; 3/1/06                              350,000         344,031
   Paging Network, Inc. Senior Debentures;
      8.88%; 2/1/06                              700,000         654,500
   Rogers Cablesystems Ltd. Senior
      Secured Second Priority Notes;
      9.63%; 8/1/02                              750,000         763,125
   Rogers Cantel, Inc. Senior Secured
      Debentures; 9.75%; 6/1/16                  700,000         698,250
   Telecom Argentina Stet-France Telecom
      SA Senior Notes; 12.00%; 11/15/02          350,000         377,125
   Vanguard Cellular Systems, Inc. Senior
      Debentures; 9.38%; 4/15/06                 700,000         693,000

                                                               3,530,031
Textile Finishing, Except Wool (2.30%)
   Dominion Textile (USA), Inc. Guaranteed
      Senior Notes; 9.25%; 4/1/06                700,000         704,375

Water Supply (2.53%)
   California Energy Casecnan Water &
      Energy Co., Inc. Senior Secured,
      Series B Bonds; 11.95%; 11/15/10           700,000(a)      777,000


                                             Total Bonds      28,458,389

Commercial Paper (4.50%)

Business Credit Institutions (4.50%)
   General Electric Capital Corp.;
      5.75%; 11/1/96                           1,380,000       1,380,000


                    Total Portfolio Investments (97.29%)      29,838,389

Cash, receivables and other assets, net of
   liabilities (2.71%)                                           831,072


                              Total Net Assets (100.00%)     $30,669,461

(a)   Restricted security - See Note 4 to the financial statements.

PRINCOR LIMITED TERM BOND FUND, INC.


                                               Principal
                                                Amount           Value


Bonds (69.35%)

Combination Utility Services (6.30%)
   Consolidated Edison Co. Debentures,
      Series 92-D; 6.50%; 9/1/99                $100,000     $   100,656
   Consolidated Edison Co. Debentures,
      Series 93-B; 6.50%; 2/1/01                 730,000         729,898
   Pacificorp First Mortgage Medium-Term
      Notes; 9.50%; 5/20/99                     $250,000     $   269,228

                                                               1,099,782
Consumer Products (7.76%)
   B.A.T. Capital Corp. Medium-Term
      Notes; 5.32%; 10/28/98                     600,000(a)      589,534
   Philip Morris Cos. Notes;
      7.13%; 12/1/99                             750,000         764,472

                                                               1,354,006
Department Stores (9.48%)
   J. C. Penney Co., Inc. Notes;
      9.05%; 3/1/01                              770,000         841,311
   Sears Roebuck Acceptance Corp.
      Medium-Term Notes, Series II;
      6.69%; 8/13/01                             450,000         452,789
   Sears Roebuck Co. Medium-Term Notes;
      6.46%; 5/12/00                             100,000         100,264
   Sears Roebuck Co. Notes;
      8.20%; 4/15/99                             250,000         259,801

                                                               1,654,165
Electric Services (3.48%)
   Southern California Edison Co. First
      Mortgage Refunding Bonds;
      6.75%; 1/15/00                             600,000         606,605

Miscellaneous Food & Kindred
Products (1.21%)
   General Mills, Inc. Medium-Term Notes;
      9.00%; 11/30/98                            200,000         211,195

Mortgage Bankers & Brokers (4.83%)
   Countrywide Funding Corp.
      Medium-Term Notes;
      6.05%; 3/1/01                              860,000         842,318

Motor Vehicles & Equipment (3.17%)
   General Motors Corp. Medium-Term
      Notes; 9.20%; 7/2/01                       500,000         552,425

Paper Mills (4.68%)
   International Paper Co. Notes;
      7.00%; 6/1/01                              800,000         816,113

Paperboard Mills (2.51%)
   Temple-Inland, Inc. Notes;
      9.00%; 5/1/01                              400,000         437,599

Personal Credit Institutions (12.17%)
   American General Finance Corp. Notes;
      7.25%; 4/15/00                             500,000         514,443
   Chrysler Financial Corp.
      Medium-Term Notes;
      8.45%; 1/28/00                             500,000         530,887
   Chrysler Financial Corp. Notes;
      5.88%; 2/7/01                              300,000         292,956
   Ford Motor Credit Co. Notes;
      6.85%; 8/15/00                             775,000         784,947

                                                               2,123,233
Security Brokers & Dealers (4.71%)
   Lehman Brothers, Inc. Senior
      Subordinated Notes;
      5.75%; 11/15/98                            830,000         821,228

Telephone Communication (9.05%)
   Nynex Capital Funding Medium-Term
      Notes, Series A; 9.40%; 6/1/00            $670,000     $   733,834
   U. S. West Capital Funding, Inc.
      Medium-Term Notes;
      6/13%; 11/30/99                            850,000         845,383

                                                               1,579,217

                                             Total Bonds      12,097,886

Federal Home Loan Mortgage Corporation (FHLMC)
Certificates (20.77%)


         Description of Issue                  Principal
   Type          Rate         Maturity          Amount           Value

FHLMC           7.25%    12/1/07              $  799,189     $   802,554
FHLMC           8.00     12/1/11                 419,631         433,911
FHLMC           8.25     1/1/12                  154,491         158,832
FHLMC Gold      8.00     10/1/22                 325,014         335,538
FHLMC Gold      8.50     1/1/00-4/1/00         1,146,246       1,188,863
FHLMC Gold      9.00     9/1/09                  667,108         702,811


                                Total FHLMC Certificates       3,622,509

Federal National Mortgage Association (FNMA)
Certificates (1.08%)

FNMA            8.00     10/1/06                 180,805         187,554

Government National Mortgage Association (GNMA)
Certificates (3.34%)

GNMA I          9.00     7/15/17                 154,213         165,138
GNMA II         8.00     1/20/16                 403,812         417,206


                                 Total GNMA Certificates         582,344

                                               Principal
                                                Amount           Value


Asset-Backed Securities (3.46%)

Personal Credit Institutions (3.46%)
   Union Acceptance Corp. 1996-B Auto Trust
      Pass-Through Certificates, Class A;
      6.45%; 7/8/03                             $600,306     $   604,310


                    Total Portfolio Investments (98.00%)      17,094,603

Cash and receivables, net of liabilities (2.00%)                 349,561


                               Total Net Assets (100.00%)    $17,444,164

(a)   Restricted security - See Note 4 to the financial statements.

PRINCOR TAX-EXEMPT BOND FUND, INC.

                                               Principal
                                                Amount           Value


Long-Term Tax-Exempt Bonds (96.70%)

Alabama (2.14%)
   Courtland, Alabama IDB IDR Series A
      Bonds for Champion International;
      7.20%; 12/1/13                          $3,815,000    $  4,139,275

Arizona (3.24%)
   Navajo County, Arizona Pollution Control
      Corp. Rev. Ref. Bonds, Arizona Public
      Service Co., Series 1993A;
      5.88%; 8/15/28                           4,100,000        4,053,875
   Pinal County, Arizona Industrial Dev.
      Authority Browning-Ferris
      Industries, Inc. Proj., Series 1996;
      5.00%; 2/1/06                            2,250,000       2,199,375

                                                               6,253,250
Arkansas (2.54%)
   City of Blytheville, Arkansas Solid Waste
      Recycling & Sewer Treatment Rev.
      Bonds, Series 1992, Nucor Corp.
      Project; 6.90%; 12/1/21                  4,610,000       4,892,362

California (4.71%)
   ABAG Finance Authority for Nonprofit
      Corp., Cert. of Participation,
      Stanford University Hospital;
      5.00%; 11/1/04                             750,000         739,687
      5.50%; 11/1/13                           1,250,000       1,202,763
      5.25%; 11/1/20                           1,750,000       1,577,188
   California Pollution Control Funding
      Authority Pollution Control Rev. Ref.
      Bonds; for San Diego Gas & Electric,
      Series A; 5.90%; 6/1/14                  1,000,000       1,040,000
   California Pollution Control Funding
      Authority Rev. Bonds, Atlantic
      Richfield Co. Project; 5.00%; 4/1/08     2,500,000       2,450,000
   City of Upland, California San Antonio
      Comm. Hospital Cert. of Participation;
      5.25%; 1/1/04                            2,080,000       2,074,800

                                                               9,084,438
Colorado (2.72%)
   City & County of Denver, Colorado, Airport
      System Rev. Bonds, Series 1991D;
      7.75%; 11/15/13                          3,185,000       3,822,000
   Colorado Health Fac. Authority Rev. Bonds
      for Sisters of Charity Healthcare
      Systems, Series 1994; 5.25%; 5/15/14     1,500,000       1,430,625

                                                               5,252,625
Florida (0.97%)
   Nassau County, Florida Pollution Control
      Ref. Bonds; ITT Rayonier, Inc. Project;
      6.10%; 6/1/05                              500,000         518,125
Nassau County, Florida Pollution Control
      Rev. Ref., ITT Rayonier, Inc. Project;
      7.65%; 6/1/06                           $1,265,000    $  1,350,387

                                                               1,868,512
Georgia (3.13%)
   Coweta County, Georgia Dev. Authority
      Pollution Control Rev. Bonds,
      Georgia Power Co., Yates Project;
      6.00%; 3/1/18                            2,500,000       2,518,750
   Fulco, Georgia, Hospital Authority Rev.
      Anticipation Cert. for St. Joseph's
      Hospital of Atlanta, Inc.;
      5.50%; 10/1/14                           2,000,000       1,917,500
   Municipal Electric Authority of Georgia
      Power Rev. Bonds, Series R;
      7.30%; 1/1/09                            1,505,000       1,599,063

                                                               6,035,313
Illinois (15.27%)
   Chicago, Illinois O'Hare International
      Airport Special Fac. Rev. Bonds for
      American Airlines, Inc. Project-A;
      7.88%; 11/1/25                           6,010,000       6,468,262
   City of Chicago, Illinois Adj. Rate Gas
      Supply Rev. Bonds, Series 1985A,
      Peoples Gas Light & Coke Project;
      6.88%; 3/1/15                            3,800,000       4,132,500
   Illinois Dev. Financial Authority
      Pollution  Control Rev. Bonds for
      Illinois Power Co.; 7.63%; 12/1/16       2,050,000       2,137,371
   Illinois Health Fac. Authority for
      Sarah Bush Lincoln Health Center
      Area E-7 Hospital Association
      Bonds, Series 1987;
      7.20%; 4/1/01                              150,000         155,100
      7.38%; 4/1/17                              850,000         879,495
   Illinois Health Fac. Authority Ref. Rev.
      Bonds for OSF Healthcare System;
      6.00%; 11/15/10                            500,000         499,375
      6.00%; 11/15/13                            500,000         499,375
   Illinois Health Fac. Authority Ref. Rev.
      Bonds for OSF Healthcare System,
      Series 1993; 5.75%; 11/15/07             1,000,000         998,750
   Illinois Health Fac. Authority Rev. Bonds
      for Sarah Bush Lincoln Health
      Center, Series 1992;
      7.25%; 5/15/12                           2,950,000       3,071,688
      7.25%; 5/15/22                           1,515,000       1,566,131
   Illinois Health Fac. Authority Rev. Bonds
      for South Suburban Hospital,
      Series 1992;
      7.00%; 2/15/09                             500,000         522,500
      7.00%; 2/15/18                           1,250,000       1,307,813
   Illinois Health Fac. Authority Rev. Bonds,
      Northwestern Memorial Hospital,
      Series 1994A;
      5.60%; 8/15/06                             500,000         511,250
      5.75%; 8/15/08                             615,000         626,531
      5.80%; 8/15/09                             840,000         849,450
      6.10%; 8/15/14                           1,000,000       1,017,500
   Illinois Health Fac. Authority Rev. Ref.
      Bonds for Advocate Healthcare,
      Series A; 6.75%; 4/15/12                 2,000,000       2,110,000
   Regional Transportation Authority,
      Illinois General Obligation Bonds,
      Series 1994A; 6.25%; 6/1/15             $2,000,000    $  2,105,000

                                                              29,458,091
Indiana (6.20%)
   City of Mount Vernon, Indiana, Pollution
      Control Rev. Bonds for Southern
      Indiana Gas  & Electric Co. Project;
      7.25%; 3/1/14                              700,000         764,750
   City of Petersburg, Indiana, Pollution
      Control Rev. Bonds, for Indianapolis
      Power & Light Co. Project,
      Series 1993A; 6.10%; 1/1/16              4,000,000       4,100,000
   Indiana Health Fac. Financing Authority
      Hospital Rev. Ref. Bonds, Welborn
      Memorial Baptist Hospital, Series 1993;
      5.63%; 7/1/23                            1,860,000       1,715,850
   Lawrenceburg, Indiana Pollution Control
      Rev. Ref. Bonds, Indiana Michigan
      Power Co. Project,
      Series D; 7.00%; 4/1/15                  1,000,000       1,062,500
      Series E; 5.90%; 11/1/19                 3,220,000       3,119,375
   Warrick County, Indiana Environmental
      Improvement Rev. Bonds, Southern
      Indiana Gas & Electric, Series 1993B;
      6.00%; 5/1/23                            1,190,000       1,210,825

                                                              11,973,300
Iowa (4.37%)
   City of Muscatine, Iowa, Electric Rev.
      Ref. Bonds, Series 1986;
      6.00%; 1/1/06                              160,000         160,086
      5.00%; 1/1/07                            1,665,000       1,565,100
   Eddyville, Iowa, IDR Ref. Bonds,
      Cargill, Inc. Project; 5.63%; 12/1/13    1,000,000(a)      996,250
   Iowa Finance Authority Hospital Fac.
      Ref. Rev. Bonds for Jennie
      Edmundson Memorial Hospital;
      7.40%; 11/1/06                             550,000         586,438
      7.65%; 11/1/16                           4,900,000       5,126,625

                                                               8,434,499
Kentucky (0.97%)
   City of Ashland, Kentucky, Solid Waste
      Rev. Bonds for Ashland Oil, Inc.
      Project, Series 1991; 7.20%; 10/1/20     1,000,000       1,063,750
   City of Ashland, Kentucky Sewage and
      Solid Waste Rev. Bonds for Ashland,
      Inc. Project, Series 1995; 7.13%; 2/1/22   750,000         802,500

                                                               1,866,250
Louisiana (1.08%)
   St. Charles Parish, Louisiana Pollution
      Control Rev. Bonds for Louisiana
      Power & Light Co. Project;
       7.50%; 6/1/21                           1,950,000       2,079,187

Maine (1.04%)
   Skowhegan, Maine, Pollution Control
      Rev. Ref. Bonds for Scott Paper
      Co. Project, Series 1993;
      5.90%; 11/1/13                           2,000,000       2,010,000

Michigan (2.30%)
   Michigan State Hospital Financing
      Authority Hospital Rev. Bonds for
      Detroit Medical Center, Series 1993B;
      5.75%; 8/15/13                          $  600,000    $    589,500
      5.50%; 8/15/23                           2,000,000       1,865,000
   Michigan State Hospital Financing
      Authority Rev. Ref. Bonds, Daughters
      of Charity Hospital; 5.25%; 11/1/05      1,000,000         943,750
   Michigan State Hospital Financing
      Authority Rev. Ref. Bonds, Daughters
      of Charity Natl. Health System;
      5.50%; 11/1/05                           1,000,000       1,031,250

                                                               4,429,500
Minnesota (1.55%)
   City of Bass Brook, Minnesota Pollution
      Control Rev. Ref. Bonds for Minnesota
      Power & Light Project; 6.00%; 7/1/22     3,000,000       3,000,000

Missouri (1.17%)
   Missouri State Health & Educational
      Fac. Authority Health Fac. Rev. Bonds,
      BJC Health System, Series 1994A;
       6.75%; 5/15/12                          2,000,000       2,262,500

Montana (1.04%)
   Forsyth, Montana Pollution Control Rev.
      Ref. Bonds, Montana Power Co.,
      Colstrip Project, Series 1993A;
      6.13%; 5/1/23                            2,000,000       2,002,500

Nebraska (1.87%)
   Nebraska Public Power Dist. Power
      Supply System Rev. Bonds;
      5.30%; 1/1/02                            1,000,000       1,026,250
      5.40%; 1/1/03                            1,500,000       1,545,000
      5.50%; 1/1/04                            1,000,000       1,035,000

                                                               3,606,250
Nevada (1.98%)
   Clark County, Nevada, IDR Ref. Bonds,
      Nevada Power Co. Project,
      Series 1992C; 7.20%; 10/1/22             3,600,000       3,811,500

New Mexico (1.09%)
   City of Lordsburg, New Mexico
      Pollution Control Rev. Bonds
      for Phelps Dodge Corp. Project;
       6.50%; 4/1/13                           2,000,000       2,102,500

North Carolina (2.01%)
   Martin County, North Carolina Industrial
      Fac. & Pollution Control Finance
       Authority Solid Waste Rev. Bonds,
      Weyerhaeuser; 6.80%; 5/1/24              2,000,000       2,157,500
   North Carolina Medical Care Hospital
      Rev. Bonds for Rex Hospital Project;
      6.13%; 6/1/10                            1,700,000       1,729,750

                                                               3,887,250
North Dakota (1.08%)
   Mercer County, North Dakota, Pollution
      Control Rev. Bonds, Ottertail Power
      Co. Project, Series 1991; 6.90%; 2/1/19  1,950,000       2,086,500

Ohio (5.24%)
   Cuyahoga County, Ohio, Hospital Rev.
      Bonds for Meridia Health Systems,
      Series 1991;
      7.25%; 8/15/19                          $1,445,000    $  1,535,313
      7.00%; 8/15/23                             250,000         264,062
   Lorain County, Ohio Hospital Ref. Bonds,
      Humility Mary Health Care, Series A;
      5.90%; 12/15/08                          3,270,000       3,372,188
   Ohio Air Quality Dev. Rev. Bonds,
      Columbus Southern Power Co. Project,
      Series 1985B; 6.25%; 12/1/20             4,900,000       4,942,875

                                                              10,114,438
Oklahoma (1.22%)
   Tulsa Industrial Authority Rev. Bonds,
      St. John Medical Center Project,
      Series 1994;
      6.25%; 2/15/14                           1,280,000       1,321,600
      6.25%; 2/15/17                           1,000,000       1,028,750

                                                               2,350,350
Rhode Island (1.54%)
   Rhode Island State Industrial Facilities
      Corp. Marine Term Rev. Bonds,
      Mobile Oil Refining; 6.00%; 11/1/14      2,900,000       2,979,750

South Carolina (2.53%)
   Oconee County, South Carolina Pollution
      Control Rev. Ref. Bonds, Duke Power
      Co. Project, Series 1993;
      5.80%; 4/1/14                            1,000,000       1,017,500
   York County, South Carolina Exempt Fac.
      Industrial Rev. Bonds for Hoechst
      Celanese Project, Series 1994;
      5.70%; 1/1/24                            2,000,000       1,942,500
   York County, South Carolina Pollution
      Control Rev. Bonds, Bowater, Inc.
      Project; 7.63%; 3/1/06                   1,700,000       1,923,125

                                                               4,883,125
South Dakota (0.56%)
   Pennington County, South Dakota
      Pollution Control Rev. Ref. Bonds
      for Black Hills Power & Light Co.
      Project; 6.70%; 6/1/10                   1,000,000       1,071,250

Texas (6.15%)
   Brazos River Authority, Texas, Pollution
      Control Rev. Bonds for Houston
      Lighting & Power;
      8.25%; 5/1/15                              820,000         875,350
      7.75%; 10/1/15                             855,000         915,919
      8.25%; 5/1/19                              500,000         533,750
   Guadalupe-Blanco River Authority,
      Texas, Industrial Dev. Corp.
      Pollution  Control Rev. E I Du Pont
      1982 Series A; 6.35%; 7/1/22             2,500,000       2,640,625
   Matagorda County, Texas, Navigational
      District No. 1 Pollution Control Rev.
      Bonds for Central Power & Light Co.;
      7.50%; 12/15/14                         $2,585,000    $  2,843,500
      6.00%; 7/1/28                            1,000,000       1,006,250
   Milam County, Texas Industrial Dev. Corp.
      Pollution Control Rev. Ref. Bonds,
      Alcoa Project; 5.65%; 12/1/12            2,000,000       2,015,000
   Tarrant County, Texas, Health Fac. Dev.
      Corp., Harris Methodist Health System
      Rev. Bonds; 5.90%; 9/1/06                1,000,000       1,042,500

                                                              11,872,894
Utah (0.74%)
   Intermountain Power Agency, Utah
      Power Supply, Rev. Ref. Bonds,
      Series 1993A; 5.50%; 7/1/20              1,500,000       1,430,625

Virginia (2.95%)
   Albemarle County, Virginia IDA Hospital
      Rev. Ref. Bonds, Martha Jefferson
      Hospital; 5.50%; 10/1/15                 1,900,000       1,838,250
   Arlington County, Virginia, IDA
      Hospital Fac. Rev. Ref. Bonds,
      Arlington Hospital, Series 1993;
      5.00%; 9/1/21                            2,715,000       2,406,169
   Chesapeake, Virginia IDA Rev. Ref.
      Bond for Cargill, Inc. Project;
      5.88%; 3/1/13                            1,410,000       1,445,250

                                                               5,689,669
Washington (4.16%)
   City of Seattle, Washington Municipal
      Light and Power Rev. Bonds;
      1993; 5.10%; 11/1/05                     1,950,000       1,962,187
      1994; 6.63%; 7/1/16                      1,000,000       1,076,250
   Pilchuck Dev. Public Corp., State of
      Washington, Special Fac. Airport Rev.
      Bonds, Series 1993, Tramco, Inc.
      Project for BF Goodrich;
       6.00%; 8/1/23                           3,155,000       3,048,519
   Washington Health Care Fac. Authority
      Rev. Bonds; Series 1989, Sisters of
      Providence; 7.88%; 10/1/10               1,800,000       1,937,250

                                                               8,024,206
West Virginia (6.20%)
   Marshall County, West Virginia,
      Pollution Control Rev. Bonds
      for Ohio Power Co. Project;
      Series C; 6.85%; 6/1/22                  1,200,000       1,278,000
      Series D; 5.90%; 4/1/22                  4,500,000       4,573,125
   Pleasants County, West Virgina
      Pollution Control Rev. Bonds
      for Potomac Edison Co.;
       6.15%; 5/1/15                           2,000,000       2,047,500
   Putnam County, West Virginia,
      Pollution Control Rev. Bonds for
      Appalachian Power Co. Project,
      Series C; 6.60%; 7/1/19                  3,875,000       4,073,594

                                                              11,972,219
Wisconsin (2.94%)
   Kaukauna, Wisconsin Pollution Control
      Rev. Ref. Bonds for Intl. Paper Co.
      Project, Series A; 5.40%; 5/1/04        $3,610,000    $  3,641,587
   Wisconsin Health & Educational Fac.
      Authority Rev. Bonds; Series 1995;
      Franciscan Skemp Medical Center, Inc.;
      5.88%; 11/15/10                          1,000,000       1,015,000
      6.13%; 11/15/15                          1,000,000       1,018,750

                                                               5,675,337


                        Total Long-Term Tax-Exempt Bonds     186,599,465

Short-Term Tax-Exempt Bonds (1.40%)

Massachusetts (0.88%)
   Commonwealth of Massachusetts, Dedicated
      Income Tax Bonds, Series B, LOC
      National Westminster;
       3.60%; 11/1/96*; 12/1/97                1,700,000       1,700,000

Pennsylvania (0.47%)
   Delaware County, Pennsylvania, Fac. Rev.,
      Tax and Rev. Anticipation Notes,
      Series 1985, Guaranteed by United
      Parcel Service; 3.60%; 11/1/96*;12/1/15    900,000         900,000

Wyoming (0.05%)
   Uinta County, Wyoming Pollution Control
      Ref. Rev. Bonds, Series 1992
      Guaranteed by Chevron Corp.;
      3.55%; 11/1/96*;12/1/22                    100,000         100,000


                       Total Short-Term Tax-Exempt Bonds       2,700,000


                     Total Portfolio Investment (98.10%)     189,299,465


Cash, receivables and other assets, net of
   liabilities (1.90%)                                         3,674,190

                              Total Net Assets (100.00%)    $192,973,655

*   Demand Date
(a) Restricted security - See Note 4 to the financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                    Income from Investment Operations               Less Distributions

                                                             Net Realized
                                                                  and
                                        Net Asset     Net    Unrealized       Total      Dividends
                                        Value at    Invest-     Gain          from        from Net     Distributions
                                        Beginning    ment     (Loss) on     Investment   Investment        from           Total
                                        of Period   Income   Investments    Operations     Income      Capital Gains  Distributions



   PRINCOR BOND FUND, INC.

       Class A:
     Year Ended October 31,
       1996                               $11.42    $.76(b)     $(.25)        $ .51        $(.76)         $ --           $(.76)
       1995                                10.27     .78(b)      1.16          1.94         (.78)          (.01)          (.79)
       1994                                11.75     .78(b)     (1.47)         (.69)        (.78)          (.01)          (.79)
       1993                                10.97     .81(b)       .79          1.60         (.81)          (.01)          (.82)
       1992                                10.65     .85(b)       .32          1.17         (.85)           --            (.85)
       Class B:
     Year Ended October 31, 1996           11.41     .67(b)      (.25)          .42         (.68)           --            (.68)
     Period Ended October 31, 1995(c)      10.19     .63(b)      1.19          1.82         (.60)           --            (.60)
       Class R:
     Period Ended October 31, 1996(f)      11.27     .51(b)      (.13)          .38         (.49)           --            (.49)

   PRINCOR GOVERNMENT
   SECURITIES INCOME FUND, INC.

       Class A:
     Year Ended October 31,
       1996                                11.31     .70         (.05)          .65         (.70)           --            (.70)
       1995                                10.28     .71         1.02          1.73         (.70)           --            (.70)
       1994                                11.79     .69        (1.40)         (.71)        (.68)          (.12)          (.80)
       1993                                11.44     .74          .55          1.29         (.74)          (.20)          (.94)
       1992                                11.36     .81          .12           .93         (.81)          (.04)          (.85)
       Class B:
     Year Ended October 31, 1996           11.29     .61         (.05)          .56         (.62)           --            (.62)
     Period Ended October 31, 1995(c)      10.20     .56         1.07          1.63         (.54)           --            (.54)
       Class R:
     Period Ended October 31, 1996(f)      11.27     .47         (.08)          .39         (.45)           --            (.45)

   PRINCOR HIGH YIELD FUND, INC.

       Class A:
     Year Ended October 31,
       1996                                 8.06     .68          .23           .91         (.70)           --            (.70)
       1995                                 7.83     .68          .20           .88         (.65)           --            (.65)
       1994                                 8.36     .63         (.51)          .12         (.65)           --            (.65)
       1993                                 8.15     .71          .21           .92         (.71)           --            (.71)
       1992                                 7.86     .79          .29          1.08         (.79)           --            (.79)
       Class B:
     Year Ended October 31, 1996            8.05     .61          .20           .81         (.63)           --            (.63)
     Period Ended October 31, 1995(c)       7.64     .53          .38           .91         (.50)           --            (.50)
       Class R:
     Period Ended October 31, 1996(f)       8.21     .46         (.03)          .43         (.44)           --            (.44)

   See accompanying notes.

                                                                                 Ratios/Supplemental Data



                                                                                                 Ratio of Net
                                        Net Asset                                  Ratio of       Investment
                                        Value at                 Net Assets at    Expenses to     Income to      Portfolio
                                           End         Total     End of Period      Average        Average       Turnover
                                        of Period    Return(a)   (in thousands)    Net Assets     Net Assets       Rate


   PRINCOR BOND FUND, INC.

       Class A:
     Year Ended October 31,
       1996                              $11.17       4.74%        $113,437        .95%(b)         6.85%          3.4%
       1995                               11.42      19.73%         106,962        .94%(b)         7.26%          5.1%
       1994                               10.27      (6.01)%         88,801        .95%(b)         7.27%          8.9%
       1993                               11.75      15.22%          85,015        .92%(b)         7.19%          9.3%
       1992                               10.97      11.45%          62,534        .88%(b)         7.95%          8.4%
       Class B:
     Year Ended October 31, 1996          11.15       3.91%           7,976       1.69%(b)         6.14%          3.4%
     Period Ended October 31, 1995(c)     11.41      17.98%(d)        2,708       1.59%(b)(e)      6.30%(e)       5.1%(e)
       Class R:
     Period Ended October 31, 1996(f)     11.16       3.75%(d)          525       1.28%(b)(e)      6.51%(e)       3.4%(e)

   PRINCOR GOVERNMENT
   SECURITIES INCOME FUND, INC.

       Class A:
     Year Ended October 31,
       1996                               11.26       6.06%         259,029        .81%            6.31%         25.9%
       1995                               11.31      17.46%         261,128        .87%            6.57%         10.1%
       1994                               10.28      (6.26)%        249,438        .95%            6.35%         24.8%
       1993                               11.79      11.80%         236,718        .93%            6.38%         52.6%
       1992                               11.44       8.49%         161,565        .95%            7.04%         54.3%
       Class B:
     Year Ended October 31, 1996          11.23       5.17%          11,586       1.60%            5.53%         25.9%
     Period Ended October 31, 1995(c)     11.29      16.07%(d)        4,699       1.53%(e)         5.68%(e)      10.1%(e)
       Class R:
     Period Ended October 31, 1996(f)     11.21       3.76%(d)          481       1.18%(e)         5.84%(e)      25.9%(e)

   PRINCOR HIGH YIELD FUND, INC.

       Class A:
     Year Ended October 31,
       1996                                8.27      11.88%          28,432       1.26%            8.49%         18.8%
       1995                                8.06      11.73%          23,396       1.45%            8.71%         40.3%
       1994                                7.83       1.45%          19,802       1.46%            7.82%         27.2%
       1993                                8.36      11.66%          19,154       1.35%            8.57%         23.4%
       1992                                8.15      14.35%          16,359       1.41%            9.69%         28.2%
       Class B:
     Year Ended October 31, 1996           8.22      10.46%           2,113       2.38%            7.39%         18.8%
     Period Ended October 31, 1995(c)      8.05      12.20%(d)          633       2.10%(e)         7.78%(e)      40.3%(e)
       Class R:
     Period Ended October 31, 1996(f)      8.20       5.60%(d)          124       1.59%(e)         7.84%(e)      18.8%(e)


   See accompanying notes.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                     Income from Investment Operations                Less Distributions

                                                             Net Realized
                                                                 and
                                        Net Asset      Net    Unrealized      Total      Dividends
                                        Value at     Invest-     Gain          from       from Net    Distributions
                                        Beginning     ment     (Loss) on     Investment  Investment       from            Total
                                        of Period    Income   Investments   Operations     Income     Capital Gains   Distributions



   PRINCOR LIMITED TERM
   BOND FUND, INC.

       Class A:
     Period Ended October 31, 1996(g)    $ 9.90      $.38(b)     $(.04)       $ .34       $(.35)         $ --            $(.35)
       Class B:
     Period Ended October 31, 1996(g)      9.90       .36(b)      (.05)         .31        (.32)           --             (.32)
       Class R:
     Period Ended October 31, 1996(f)      9.90       .36(b)      (.06)         .30        (.32)           --             (.32)

   PRINCOR TAX-EXEMPT BOND
   FUND, INC.

       Class A:
     Year Ended October 31,
       1996                               11.98       .64          .07          .71        (.65)           --             (.65)
       1995                               10.93       .65         1.05         1.70        (.65)           --             (.65)
       1994                               12.62       .64        (1.54)        (.90)       (.63)          (.16)           (.79)
       1993                               11.62       .66         1.11         1.77        (.66)          (.11)           (.77)
       1992                               11.47       .68          .19          .87        (.69)          (.03)           (.72)
       Class B:
     Year Ended October 31, 1996          11.96       .55          .06          .61        (.55)           --             (.55)
     Period Ended October 31, 1995(c)     10.56       .50         1.38         1.88        (.48)           --             (.48)


See accompanying notes.

                                                                                   Ratios/Supplemental Data


                                                                                                     Ratio of Net
                                           Net Asset                                    Ratio of      Investment
                                           Value at                  Net Assets at     Expenses to    Income to      Portfolio
                                              End         Total      End of Period       Average       Average       Turnover
                                           of Period    Return(a)    (in thousands)    Net Assets     Net Assets       Rate



   PRINCOR LIMITED TERM
   BOND FUND, INC.

       Class A:
     Period Ended October 31, 1996(g)      $ 9.89       3.62%(d)       $ 17,249        .89%(b)(e)      6.01%(e)      16.5%(e)
       Class B:
     Period Ended October 31, 1996(g)        9.89       3.32%(d)            112       1.15%(b)(e)      5.75%(e)      16.5%(e)
       Class R:
     Period Ended October 31, 1996(f)        9.88       3.24%(d)             83       1.40%(b)(e)      5.64%(e)      16.5%(e)

   PRINCOR TAX-EXEMPT BOND
   FUND, INC.

       Class A:
     Year Ended October 31,
       1996                                 12.04       6.08%           187,180        .78%            5.34%          9.8%
       1995                                 11.98      16.03%           179,715        .83%            5.67%         17.6%
       1994                                 10.93      (7.41)%          171,425        .91%            5.49%         20.6%
       1993                                 12.62      15.70%           177,480        .89%            5.45%         20.3%
       1992                                 11.62       7.76%           106,661        .99%            5.96%         22.9%
       Class B:
     Year Ended October 31, 1996            12.02       5.23%             5,794       1.52%            4.59%          9.8%
     Period Ended October 31, 1995(c)       11.96      17.97%(d)          3,486       1.51%(e)         4.78%(e)      17.6%(e)


   See accompanying notes.

Notes to Financial Highlights

(a) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                 Year,      Per Share   Ratio of Expenses
                                Except   Net Investment  to Average Net   Amount
                    Fund       as Noted      Income          Assets       Waived


        Princor Bond Fund, Inc.

             Class A             1996          $.76           .97%     $ 22,536
                                 1995           .77          1.02%       86,018
                                 1994           .77          1.09%      120,999
                                 1993           .79          1.07%      111,162
                                 1992           .82          1.11%      110,868

             Class B             1996           .67          1.79%        5,874
                                 1995(c)        .62          1.62%(e)       300

             Class R             1996(f)        .51          1.28%(e)         3

        Princor Limited Term
          Bond Fund, Inc.

             Class A             1996(g)        .37          1.16%(e)    22,716

             Class B             1996(g)        .34          1.94%(e)       259

             Class R             1996(f)        .35          1.79%(e)        60

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Certain of the Income Funds Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Princor
     Management Corporation. Additionally, the Income Funds Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                                      Per Share       Per Share
                                                   Net Investment    Unrealized
                   Fund                                Income          (Loss)
        Princor Bond Fund, Inc.                         $.01            $ -
        Princor Government Securities
          Income Fund, Inc.                              .01            (.02)

        Princor High Yield Fund, Inc.                    .01            (.03)
        Princor Tax-Exempt Bond Fund, Inc.                _             (.05)

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds Class R shares recognized no net investment income for the period from the initial purchase by Princor Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial public offering of Class R shares:

                                                              Per Share
                     Fund                                 Unrealized (Loss)
         Princor Bond Fund, Inc.                               $(.03)
         Princor Government Securities
           Income Fund, Inc.                                    (.03)
         Princor Limited Term Bond Fund, Inc.                   (.02)

(g) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.

October 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES


                                                             Princor Cash
                                                              Management
MONEY MARKET FUNDS                                            Fund, Inc.






    Assets
    Investment in securities -- at value
       (approximates cost) (Note 1)...........                  $695,463,151
    Cash................................                              34,190
    Receivables:
       Dividends and interest ................                     1,146,527
       Capital Stock sold.....................                     1,902,206
    Other assets..............................                        19,872

                                 Total Assets                    698,565,946

    Liabilities
    Accrued expenses..........................                       437,315
    Payables:
       Investment securities purchased........                     1,007,550
       Capital Stock reacquired...............                         --

                            Total Liabilities                      1,444,865


    Net Assets Applicable to
    Outstanding Shares   .....................                  $697,121,081



    Net Assets Consist of:
    Capital Stock.............................                $    6,971,211
    Additional paid-in capital................                   690,149,870


                             Total Net Assets                   $697,121,081



    Capital Stock (par value: $.01 a share)
    Shares authorized.........................                 2,000,000,000

    Net Asset Value Per Share:
    Class A: Net Assets.......................                  $694,962,013
             Shares issued and outstanding....                   694,962,013
             Net asset value per share........                        $1.000



    Class B: Net Assets.......................                      $519,726
             Shares issued and outstanding....                       519,726
             Net asset value per share(a).....                        $1.000


    Class R: Net Assets.......................                    $1,639,342
             Shares issued and outstanding....                     1,639,342
             Net asset value per share........                        $1.000


                                                             Princor Tax-Exempt
                                                              Cash Management
                                                                 Fund, Inc.

    Assets
    Investment in securities -- at value
       (approximates cost) (Note 1)...........                   $98,015,003
    Cash................................                              24,318
    Receivables:
       Dividends and interest ................                       502,427
       Capital Stock sold.....................                        37,243
    Other assets..............................                         3,024

                                 Total Assets                     98,582,015

    Liabilities
    Accrued expenses..........................                        71,208
    Payables:
       Investment securities purchased........                        --
       Capital Stock reacquired...............                         1,965

                            Total Liabilities                         73,173


    Net Assets Applicable to
    Outstanding Shares   .....................                   $98,508,842



    Net Assets Consist of:
    Capital Stock.............................                 $     985,088
    Additional paid-in capital................                    97,523,754


                             Total Net Assets                    $98,508,842



    Capital Stock (par value: $.01 a share)
    Shares authorized.........................                 1,000,000,000

    Net Asset Value Per Share:
    Class A: Net Assets.......................                   $98,481,773
             Shares issued and outstanding....                    98,481,773
             Net asset value per share........                        $1.000



    Class B: Net Assets.......................                       $27,069
             Shares issued and outstanding....                        27,069
             Net asset value per share(a).....                        $1.000


    Class R: Net Assets.......................                          N/A
             Shares issued and outstanding....                          N/A
             Net asset value per share........                          N/A

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

Year Ended October 31, 1996

STATEMENTS OF OPERATIONS


                                             Princor Cash   Princor Tax-Exempt
                                              Management     Cash Management
MONEY MARKET FUNDS                            Fund, Inc.        Fund, Inc.






Net Investment Income

Interest Income.........................   $38,198,478        $3,840,280

Expenses:
   Management and investment
      advisory fees (Note 3)............     2,568,929           527,733
   Distribution and shareholder
      servicing fees (Notes 1 and 3)....         2,017               207
   Transfer and administrative
      services (Notes 1 and 3)..........     1,762,455           205,099
   Registration fees (Note 1)...........       176,121            64,160
   Custodian fees.......................        22,042            10,779
   Auditing and legal fees..............         8,700             7,357
   Directors' fees......................         8,706             8,706
   Other................................        45,687             9,232

                    Total Gross Expenses     4,594,657           833,273
   Less:  Management and investment
      advisory fees waived..............        13,242            76,266

                      Total Net Expenses     4,581,415           757,007


                 Net Investment Income     $33,617,063        $3,083,273

   See accompanying notes.

Years Ended Ended October 31, Except as Noted

STATEMENTS OF CHANGES IN NET ASSETS



                                                          Princor Cash
                                                           Management
MONEY MARKET FUNDS                                         Fund, Inc.




                                                     1996            1995

Operations
Net investment income ..................    $   33,617,063    $   26,040,525

Dividends to Shareholders from net
investment income:
   Class A..............................       (33,599,980)      (26,038,303)
   Class B..............................           (10,263)           (2,222)(a)
   Class R(b) .................                     (6,820)         --

                         Total Dividends       (33,617,063)      (26,040,525)

Capital Share Transactions (Note 4)
Shares sold:
   Class A..............................     3,094,164,602     2,636,234,604
   Class B..............................           913,414           281,031(a)
   Class R(b) ..................                 1,820,278         --

Shares issued in reinvestment of dividends:
   Class A..............................        33,369,259        25,316,128
   Class B..............................             9,815             2,222(a)
   Class R(b) .................                      6,800          --

Shares redeemed:
   Class A..............................    (3,056,436,126)   (2,370,032,403)
   Class B..............................          (611,240)          (75,516)(a)
   Class R(b) ..........................          (187,736)          --

Net Increase (Decrease) in Net Assets
   from Capital Share Transactions              73,049,066       291,726,066


               Total Increase (Decrease)        73,049,066       291,726,066

    Net Assets
    Beginning of year.......................   624,072,015       332,345,949

    End of year ............................  $697,121,081    $  624,072,015


                                                     Princor Tax-Exempt
                                                      Cash Management
                                                         Fund, Inc.



                                                    1996              1995

Operations
Net investment income ..................     $   3,083,273    $    3,074,990

Dividends to Shareholders from net
investment income:
   Class A..............................        (3,082,691)      (3,074,485)
   Class B..............................              (582)            (505)(a)
   Class R(b) .................                    N/A             N/A

                         Total Dividends        (3,083,273)      (3,074,990)

Capital Share Transactions (Note 4)
Shares sold:
   Class A..............................       396,446,652      391,567,743
   Class B..............................            41,568           26,000(a)
   Class R(b) ..................                   N/A             N/A

Shares issued in reinvestment of dividends:
   Class A..............................         3,032,398        2,992,959
   Class B..............................               564               505(a)
   Class R(b) .................                    N/A             N/A

Shares redeemed:
   Class A..............................      (400,884,456)    (374,409,156)
   Class B..............................            (41,568)       --
   Class R(b) ..........................            N/A            N/A

Net Increase (Decrease) in Net Assets
   from Capital Share Transactions               (1,404,842)     20,178,051


               Total Increase (Decrease)         (1,404,842)      20,178,051

    Net Assets
    Beginning of year.......................     99,913,684      79,735,633

    End of year ............................ $    98,508,842   $ 99,913,684

(a) Period from December 8, 1994 (date operations commenced) through October 31, 1995.
(b) Period from February 27, 1996 (date operations commenced) through October 31, 1996.

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS


   Princor Cash Management Fund, Inc.
   Princor Tax-Exempt Cash Management Fund, Inc.

Note 1 -- Significant Accounting Policies

Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc. (the "Money Market Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

On December 8, 1994, the initial purchases of Class B shares of the Money Market Funds were made by Princor Management Corporation (see Note 3). All shares outstanding prior to the initial Class B share purchases have been classified as Class A shares. Effective December 9, 1994, the Money Market Funds also began offering Class B shares to the public. Class B shares are sold without an initial sales charge, but bear a higher ongoing distribution fee and are subject to a declining contingent deferred sales charge ("CDSC") of up to 4.00% on certain redemptions redeemed within six years of purchase. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years.

On February 27, 1996, the initial purchase of Class R shares of Princor Cash Management Fund, Inc. was made by Princor Management Corporation (see Note 3). Effective February 29, 1996, Princor Cash Management Fund, Inc. began offering Class R shares to eligible purchasers. Class R shares are sold without an initial sales charge or a CDSC. Class R shares bear a higher ongoing distribution fee than Class A shares. Class R shares automatically convert to Class A shares, based on relative net asset value (without a sales charge) after four years.

All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund's respective Boards of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

The Money Market Funds allocate all income, expenses (other than class-specific expenses), and realized gains or losses daily to each class of shares based upon the relative proportion of the number of traded shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. Class-specific expenses charged to each class during the year ended October 31, 1996, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                               Distribution and
                                           Shareholder Servicing Fees

                                           Class A   Class B   Class R

Princor Cash Management Fund, Inc.           N/A      $1,288     $729
Princor Tax-Exempt Cash Management
Fund, Inc.                                   N/A         207      N/A

                                                 Transfer and
                                            Administrative Services

                                           Class A   Class B   Class R

Princor Cash Management Fund, Inc.         $537,868     $107      $5
Princor Tax-Exempt Cash Management
Fund, Inc.                                   36,072       11     N/A


                                               Registration Fees

                                           Class A   Class B   Class R

Princor Cash Management Fund, Inc           $28,296   $7,111    $50
Princor Tax-Exempt Cash Management
Fund, Inc.                                   32,956    7,154    N/A


The Money Market Funds value their securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The Money Market Funds record investment transactions generally on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest income is recognized on an accrual basis.

The Money Market Funds declare all net investment income and any realized gains and losses from investment transactions as dividends daily to shareholders of record as of that day.


Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition - "temporary"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. There were no reclassifications made for the years ended October 31, 1996 or 1995.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The  Money  Market  Fund's  investments  are with  various  issuers  in  various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentration of credit risk by issuer and industry.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Money Market Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Money market Funds is as follows:

                                                       Net Asset Value of Funds
                                                             (in millions)

                                                 First      Next       Next
              Fund                             $100,000   $100,000   $100,000

Princor Cash Management Fund, Inc.                0.50%     0.45%       0.40%
Princor Tax-Exempt Cash Management
     Fund, Inc.                                   0.50%     0.45%       0.40%

              Fund                              Next        Over
                                              $100,000   $400,000
Princor Cash Management Fund, Inc.
Princor Tax-Exempt Cash Management              0.35%       0.30%
     Fund, Inc.
                                                0.35%       0.30%

The  Money   Market   Funds  also   reimburse   the  Manager  for  transfer  and
administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager has agreed to reimburse the Money Market Funds annually for their total expenses (excluding brokerage commissions, interest and taxes) in excess of limits prescribed by any state in which the Money Market Funds' shares are offered for sale (currently 2 1/2% of the first $30 million of each fund's average annual net assets, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess thereof).

Note 3 -- Management Agreement and Transactions With Affiliates (Continued)

The Manager voluntarily waives a portion of its fee for the Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc. The waivers are in amounts that maintain total operating expenses for each fund within certain limits. The limits are expressed as a percentage of average net assets attributable to each class on an annualized basis during the reporting period. The amounts waived and the operating expense limits are as follows:

                                                           Amount
                                                           Waived

                                                 Year Ended       Year Ended
                                              October 31, 1996  October 31, 1995

Princor Cash Management Fund, Inc.
  Class A(a)                                     $  7,102          $296,255
  Class B(a)                                        6,140               104(b)
  Class R                                           --(c)             --
Princor Tax-Exempt Cash Management Fund, Inc.
  Class A(a)                                      $69,107          $138,574
  Class B(a)                                        7,160                99(b)

                                                  Expense
                                                   Limit


Princor Cash Management Fund, Inc.                 0.75%
  Class A(a)                                       1.75%
  Class B(a)                                       1.50%
  Class R
Princor Tax-Exempt Cash Management Fund, Inc.      0.75%
  Class A(a)                                       1.75%
  Class B(a)

(a) For the period November 1, 1994 through February 28, 1995, the expense limits were .70% and 1.70% for Class A and Class B shares, respectively.
(b) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.
(c) Period from February 29, 1996, date Class R shares first offered to the eligible purchasers through October 31, 1996.

The manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by each of the Funds through February 28, 1998.

Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class A and Class B share redemptions. The charge is based on declining rates, which for Class A shares begin at .75% and for Class B shares at 4.00% of the lessor of the current market value or the cost of shares being redeemed. The aggregate amount of these charges retained by Princor Financial Services Corporation for the year ended October 31, 1996, was $1,013 for Princor Cash Management Fund, Inc., and $1,631 for Princor Tax-Exempt Cash Management Fund, Inc.

No brokerage commissions were paid by the Money Market Funds to affiliated broker dealers during the period.

Each of the Money Market Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Effective February 1996, Princor Cash Management Fund, Inc., adopted a distribution plan with respect to Class R shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to .75% of the average daily net assets attributable to Class R shares of the fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreements, fees unused by the principal underwriter at the end of the fiscal year are returned to the Money Market Funds. There are no distribution or shareholder servicing fees with respect to Class A shares.

At October 31,1996, Principal Mutual Life Insurance Company, subsidiaries of Principal Mutual Life Insurance Company, benefit plans sponsored on behalf of Principal Mutual Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Mutual Life Insurance Company is a participant) owned shares of the Money Market Funds as follows:

                                                 Class A     Class B   Class R

Princor Cash Management Fund, Inc.              5,838,846    28,036    25,730
Princor Tax-Exempt Cash Management  Fund, Inc.  1,000,054    27,052      N/A
 Note 4 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:


                                                                Princor Cash
                                                            Management Fund, Inc

  Year Ended October 31, 1996:
  Shares sold:
    Class A   .........................................         3,094,164,602
    Class B    ........................................               913,414
    Class R*  .........................................             1,820,278
  Shares issued in reinvestment of dividends:
    Class A ...........................................            33,369,259
    Class B ...........................................                 9,815
    Class R*   ........................................                 6,800
  Shares redeemed:
    Class A   .........................................        (3,056,436,126)
    Class B   .........................................              (611,240)
    Class R*   ........................................              (187,736)

                                Net Increase (Decrease)            73,049,066

  Year Ended October 31, 1995:
  Shares sold:
    Class A   .........................................         2,636,234,604
    Class B**   .......................................               281,031
  Shares issued in reinvestment of dividends:
    Class A ...........................................            25,316,128
    Class B** .........................................                 2,222
  Shares redeemed:
    Class A   .........................................        (2,370,032,403)
    Class B**   .......................................               (75,516)

                                           Net Increase           291,726,066

                                                             Princor Tax-Exempt
                                                               Cash Management
                                                          .      Fund, Inc.

  Year Ended October 31, 1996:
  Shares sold:
    Class A   .........................................           396,446,652
    Class B    ........................................                41,568
    Class R*  .........................................              N/A
  Shares issued in reinvestment of dividends:
    Class A ...........................................             3,032,398
    Class B ...........................................                   564
    Class R*   ........................................              N/A
  Shares redeemed:
    Class A   .........................................          (400,884,456)
    Class B   .........................................              ( 41,568)
    Class R*   ........................................              N/A


                                Net Increase (Decrease)            (1,404,842)

  Year Ended October 31, 1995:
  Shares sold:
    Class A   .........................................           391,567,743
    Class B**   .......................................                26,000
  Shares issued in reinvestment of dividends:
    Class A ...........................................             2,992,959
    Class B** .........................................                   505
  Shares redeemed:
    Class A   .........................................          (374,409,156)
    Class B**   .......................................               --

                                           Net Increase            20,178,051

* Period from February 27, 1996 (date operations commenced) through October 31, 1996.
** Period from December 8, 1994 (date operations commenced) through October 31, 1995.

Note 5 -- Line of Credit

The Money Market Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's Fed Funds Unsecured Rate plus 100 basis points. Additionally, a commitment fee is charged at the annual rate of .25% of the line of credit. At October 31, 1996, the Money Market Funds had no outstanding borrowings under the line of credit.

SCHEDULES OF INVESTMENTS

PRINCOR CASH MANAGEMENT FUND, INC.

                                        Principal
                                         Amount         Value

Commercial Paper (89.00%)

Advertising (1.13%)
   Omnicom Finance, Inc.;
     LOC ABN-ARMO Bank N.V.;
     5.27%; 11/15/96                  $2,900,000   $ 2,894,057
     5.27%; 11/19/96                   5,000,000     4,986,825

                                                     7,880,882
Asset Backed Securities (13.19%)
   Corporate Receivables Corp.;
     5.26%; 11/14/96                   7,500,000     7,485,754
     5.26%; 11/25/96                   4,450,000     4,434,395
     5.26%; 11/26/96                   5,450,000     5,430,092
     5.30%; 12/3/96                    2,500,000     2,488,222
     5.30%; 12/4/96                    3,300,000     3,283,968
     5.32%; 12/4/96                    6,000,000     5,970,740
     5.27%; 12/11/96                   5,000,000     4,970,722
   CXC Inc.;
     5.26%; 11/26/96                   5,500,000     5,479,910
     5.26%; 12/10/96                   2,925,000     2,908,332
     5.25%; 12/11/96                   5,000,000     4,970,833
     5.26%; 12/12/96                   7,250,000     7,206,569
     5.26%; 12/16/96                   2,500,000     2,483,563
     5.26%; 12/17/96                   5,000,000     4,966,394
   Retailer Funding Corp.;
     5.26%; 11/15/96                   6,000,000     5,987,727
     5.26%; 11/18/96                   7,993,000     7,973,146
     5.27%; 12/4/96                    6,500,000     6,468,600
     5.28%; 12/5/96                    5,500,000     5,472,573
     5.27%; 12/6/96                    4,000,000     3,979,506

                                                    91,961,046

Business Credit Institutions (1.11%)
   American Express Credit Corp.;
     5.30%; 11/19/96                   6,000,000     5,984,100
   General Electric Capital Corp.;
     5.75%; 11/1/96                    1,785,000     1,785,000

                                                     7,769,100
Combination Utility Servics (0.93%)
   South Carolina Fuel Co.;
      5.28%; 11/13/96                  6,500,000     6,488,560

Commercial Banks (0.43%)
   Norwest Corp.;
      5.42%; 11/4/96                   3,000,000     2,998,645

Computer & Office
Equipment (0.28%)
   Xerox Corp.;
     5.42%; 5/8/97                     2,000,000     1,943,391

Department Stores (3.76%)
   Sears Roebuck Acceptance Corp.;
     5.42%; 11/5/96                    7,000,000     6,995,785
     5.43%; 11/6/96                    9,350,000     9,342,949
     5.41%; 11/8/96                    4,000,000     3,995,792
     5.25%; 12/17/96                   1,000,000       993,291
     5.39%; 5/13/97               $    5,000,000$     4,855,518
                                                     26,183,335
Drugs (2.00%)
   American Home Products Corp.;
      5.26%; 11/20/96                  3,000,000     2,991,672
      5.26%; 11/26/96                  7,000,000     6,974,431
   Warner-Lambert Co.;
      4.76%; 11/12/96                  4,000,000     3,994,182

                                                    13,960,285
Electric Services (10.12%)
   AES Shady Point, Inc.;
     LOC Bank of Tokyo-
     Mitsubishi, Ltd.;
     5.47%; 1/7/97                     4,000,000     3,959,279
     5.42%; 1/10/97                    1,500,000     1,484,192
     5.45%; 1/10/97                      500,000       494,701
     5.42%; 1/13/97                    7,350,000     7,269,219
     5.40%; 1/14/97                    2,700,000     2,670,030
     5.40%; 1/28/97                    2,400,000     2,368,320
   CommEd Fuel Co., Inc.;
     LOC Canadian Imperial
     Bank of Commerce;
     5.40%; 11/19/96                   4,000,000     3,989,200
     5.36%; 11/21/96                   5,550,000     5,533,473
   CommEd Fuel Co., Inc. ;
     LOC Credit Suisse;
     5.32%; 11/12/96                   7,198,000     7,186,299
   Connecticut Yankee Atomic Power Co.;
     LOC Toronto Dominion Bank;
     5.30%; 11/4/96                    2,000,000     1,999,117
   Transmission Agency-Northern
     California; LOC Industrial
     Bank of Japan Ltd.;
     5.45%; 11/4/96                    8,000,000     7,996,367
     5.40%; 11/6/96                    1,049,000     1,048,213
     5.50%; 11/6/96                    4,000,000     3,996,944
     5.50%; 11/7/96                    5,049,000     5,044,372
     5.45%; 12/2/96                    4,000,000     3,981,228
     5.55%; 12/10/96                   5,071,000     5,040,511
     5.48%; 1/31/97                    6,594,000     6,502,659

                                                    70,564,124
Farm & Garden Machinery (0.71%)
   Caterpillar Financial Services Corp.;
     5.40%; 2/20/97                    5,000,000     4,916,750

Finance Services (3.46%)
   Mitsubishi  International  Corp.;
     5.34%; 11/5/96                    1,500,000     1,499,110
     5.42%; 11/8/96                    5,700,000     5,693,993
     5.33%; 11/12/96                   2,250,000     2,246,336
     5.47%; 12/3/96                    3,500,000     3,482,982
     5.37%; 12/5/96                    5,000,000     4,974,642
     5.53%; 12/13/96                   3,250,000     3,229,032
     5.35%; 3/3/97                     3,025,000     2,970,155

                                                    24,096,250
Fire, Marine, & Casualty Insurance (0.57%)
   General RE Corp.;
     5.25%; 12/24/96                   4,000,000     3,969,083

Horticultural Specialties (0.24%)
   Pioneer Hi-Bred International, Inc.;
     5.25%; 11/12/96                   1,665,000     1,662,329

Investment Offices (0.43%)
   Morgan Stanley Group Inc.;
     5.70%; 11/1/96                $   2,965,000  $  2,965,000

Life Insurance (1.76%)
   American General Corp.;
     5.25%; 12/6/96                    5,850,000     5,820,141
     5.25%; 12/11/96                   6,500,000     6,462,083

                                                    12,282,224
Miscellaneous Electrical Equipment &
Supplies (3.51%)
   General Electric Co.;
     5.25%; 11/21/96                   5,500,000     5,483,958
     5.25%; 11/22/96                   5,600,000     5,582,850
     5.25%; 11/27/96                   6,000,000     5,977,250
     5.25%; 12/31/96                   7,500,000     7,434,375

                                                    24,478,433
Miscellaneous Investing (3.84%)
   Delaware Funding Corp.;
     5.45%; 11/18/96                   2,900,000     2,892,536
     5.25%; 12/5/96                    5,000,000     4,975,208
     5.26%; 12/6/96                    7,000,000     6,964,203
     5.26%; 12/10/96                   3,000,000     2,982,905
     5.25%; 12/13/96                   7,000,000     6,957,125
   MLTC Funding, Inc.;
     LOC Citibank, N.A.;
     5.26%; 11/25/96                   2,000,000     1,992,987

                                                    26,764,964
Miscellaneous Manufacturers (1.29%)
   Dover Corp.;
     5.26%; 11/19/96                   3,000,000     2,992,110
     5.25%; 11/21/96                   2,000,000     1,994,167
     5.27%; 12/2/96                    4,000,000     3,981,848
                                                     8,968,125

Mortgage Bankers & Brokers (3.93%)
   Countrywide Home Loan, Inc.;
      5.48%; 11/1/96                   6,000,000     6,000,000
      5.33%; 11/5/96                   2,500,000     2,498,519
      5.30%; 11/18/96                  7,000,000     6,982,481
      5.35%; 11/20/96                  7,000,000     6,980,235
      5.27%; 12/2/96                   5,000,000     4,977,309

                                                    27,438,544
Motor Vehicles & Equipment (4.88%)
   Echlin Inc.;
     5.34%; 11/22/96                   5,000,000     4,984,425
     5.32%; 12/3/96                    1,500,000     1,492,907
     5.33%; 12/9/96                    2,000,000     1,988,748
     5.34%; 12/9/96                    4,000,000     3,977,453
     5.35%; 12/9/96                    3,000,000     2,983,059
     5.38%; 12/12/96                   6,250,000     6,211,705
     5.35%; 12/16/96                   6,000,000     5,959,875
     5.40%; 1/6/97                     1,781,000     1,763,368
     5.38%; 1/16/97                    4,700,000     4,646,618

                                                    34,008,158
Personal Credit Institutions (10.66%)
   Comoloco, Inc.;
     5.32%; 2/27/97                    6,000,000     5,895,373
     5.45%; 4/1/97                     5,000,000     4,885,701
     5.40%; 5/9/97                     6,000,000     5,829,900
     5.50%; 5/23/97                    2,500,000     2,422,465
     5.38%; 7/24/97                    7,500,000     7,202,979
   Ford Motor Credit Co.;
     5.35%; 11/15/96                $  3,500,000$     3,492,718
   General Motors Acceptance Corp.;
     5.30%; 12/10/96                   1,300,000     1,292,536
     5.35%; 12/20/96                   2,000,000     1,985,436
     5.37%; 12/27/96                   5,500,000     5,454,057
     5.35%; 1/14/97                    3,300,000     3,263,709
     5.35%; 1/17/97                    2,150,000     2,125,398
     5.35%; 1/17/97                    1,900,000     1,878,258
     5.45%; 1/24/97                    4,500,000     4,442,775
     5.60%; 3/3/97                     3,700,000     3,629,782
     5.67%; 3/7/97                     5,300,000     5,194,822
     5.70%; 3/10/97                    2,000,000     1,959,150
     5.68%; 3/14/97                    2,500,000     2,447,539
   Household Finance Corp.;
     5.30%; 11/18/96                   5,925,000     5,910,171
     5.34%; 11/25/96                   5,000,000     4,982,200

                                                     74,294,969
Real Estate Operators & Lessors (3.85%)
   Towson Town Center, Inc.;
     LOC Bank of Tokyo-Mitsubishi, Ltd.;
     5.30%; 11/1/96                    2,400,000     2,400,000
     5.32%; 11/7/96                    4,000,000     3,996,453
     5.32%; 11/8/96                    7,000,000     6,992,759
     5.45%; 11/13/96                   1,575,000     1,572,139
     5.26%; 11/20/96                   4,500,000     4,487,412
     5.32%; 12/2/96                    7,500,000     7,465,642

                                                    26,914,405
Security Brokers & Dealers (9.30%)
   Bear Stearns Cos., Inc.;
     5.28%; 11/7/96                    6,000,000     5,994,720
     5.35%; 11/13/96                   2,000,000     1,996,433
     5.26%; 11/15/96                   5,000,000     4,989,772
     5.33%; 11/20/96                   5,000,000     4,985,935
     5.26%; 12/9/96                    4,000,000     3,977,791
   Goldman Sachs Group L.P.;
     5.28%; 11/14/96                   5,000,000     4,990,467
     5.28%; 11/22/96                   2,000,000     1,993,840
     5.26%; 11/27/96                   2,500,000     2,490,503
   Merrill Lynch & Co, Inc.;
     5.31%; 11/1/96                    5,000,000     5,000,000
     5.35%; 11/13/96                   4,500,000     4,491,975
     5.26%; 11/14/96                   7,000,000     6,986,704
     5.25%; 11/27/96                   7,000,000     6,973,458
     5.26%; 12/3/96                    5,525,000     5,499,168
     5.26%; 12/3/96                    1,000,000       995,324
     5.33%; 1/6/97                     3,500,000     3,465,799
                                                    64,831,889
Subdividers & Developers (3.34%)
   Hartz 667 Commercial Paper Corp.;
     LOC Bank of Tokyo-Mitsubishi, Ltd.;
     5.32%; 11/8/96                    9,050,000     9,040,638
     5.30%; 11/25/96                  11,311,000    11,271,034
     5.40%; 2/3/97                     3,000,000     2,957,700

                                                    23,269,372
Telephone Communication (0.72%)
   Ameritech Corp.;
     5.40%; 11/6/96                    5,000,000     4,996,250

Tires & Inner Tubes  (3.56%)
   Bridgestone/Firestone, Inc.;
     LOC DAI-ICHI Kangyo Bank Ltd.;
     5.32%; 11/6/96                $   1,000,000$      999,261
     5.33%; 11/6/96                    1,575,000     1,573,834
     5.33%; 11/12/96                   5,700,000     5,690,717
     5.33%; 11/12/96                   5,000,000     4,991,857
     5.32%; 11/14/96                   1,000,000       998,079
     5.33%; 11/21/96                   4,400,000     4,386,971
     5.41%; 11/22/96                   2,000,000     1,993,688
     5.30%; 11/27/96                   2,000,000     1,992,345
   Bridgestone/Firestone, Inc.;
     LOC Sumitomo Bank Ltd.;
     5.32%; 11/12/96                   1,200,000     1,198,049
     5.32%; 11/15/96                   1,000,000       997,931

                                                    24,822,732

                 Total Commercial Paper            620,428,845

Bank Notes (4.87%)

Commercial Banks (4.87%)
   Lasalle National Bank;
     5.56%; 3/6/97                     3,000,000     3,000,000
     5.47%; 3/15/97                    2,500,000     2,500,000
     5.60%; 4/3/97                     3,500,000     3,500,000
     5.77%; 4/25/97                    1,450,000     1,450,000
     5.75%; 4/28/97                    2,000,000     2,000,000
     5.72%; 4/30/97                    1,000,000     1,000,000
     5.99%; 6/25/97                    1,500,000     1,500,000
     6.04%; 7/24/97                    4,000,000     4,000,000
     6.20%; 8/21/97                    5,000,000     5,000,000
     5.85%; 9/18/97                    5,000,000     5,000,000
     5.74%; 9/22/97                    5,000,000     5,000,000


                 Total Bank Notes                   33,950,000


Bonds (4.64%)

Business Credit Institutions (1.49%)
   CIT Group Holdings, Inc. Notes;
     8.75%; 7/1/97                     1,360,000     1,386,176
   John Deere Capital Corp.;
     Medium Term Notes, Series C;
     5.95%; 6/30/97                    9,000,000     8,993,262

                                                    10,379,438
Personal Credit Institutions (3.15%)
   Associates Corp. of North America
     Senior Notes;
     6.88%; 1/15/97                    5,575,000     5,585,967
     8.63%; 6/15/97                    4,000,000     4,066,340
     6.75%; 7/15/97                    6,240,000     6,279,790
     5.88%; 8/15/97                    1,000,000       997,236
     7.75%; 11/1/97                    1,000,000     1,017,836
   Household Finance Corp.;
     7.50%; 3/15/97                    2,000,000     2,011,895
   Norwest Financial Inc.;
     6.50%; 5/15/97                $   2,000,000$    2,007,770

                                                    21,966,834

                 Total Bonds                        32,346,272


U.S. Government Treasury Bills (1.25%)

Treasury Bills (1.25%)
   U.S. Government Treasury Bills;
     5.34%; 5/1/97                     4,000,000     3,892,607
     5.33%; 5/29/97                    5,000,000     4,845,427

                 Total U.S. Government Treasury Bills8,738,034


            Total Portfolio Investments (99.76%)   695,463,151

Cash, receivables and other assets, net of
   liabilities (0.24%)                               1,657,930


                      Total Net Assets (100.00%)   $697,121,081


PRINCOR TAX-EXEMPT CASH MANAGEMENT
FUND, INC.

                                        Principal
                                         Amount         Value


Short-Term Tax-Exempt Bonds (99.50%)

Alabama (0.30%)
   City of  Stevenson, Alabama, IDB
     Improvement Rev. Bonds, The Mead
     Corp., Series 1986; LOC Credit Suisse;
     3.65%; 11/1/96*; 11/1/16         $  300,000   $   300,000

Alaska (4.96%)
   Alaska Industrial Dev. & Export Authority,
     IDB Current Ref. Bonds, Series
     1988A; LOC Security Pacific
     Bank Washington;
     Lot #2; 3.65%; 11/6/96*; 7/1/97      40,000        40,000
     Lot #3; 3.65%; 11/6/96*; 7/1/97     365,000       365,000
     Lot #5; 3.65%; 11/6/96*; 7/1/98   1,455,000     1,455,000
     Lot #6; 3.65%; 11/6/96*; 7/1/01   1,445,000     1,445,000
     Lot #7; 3.65%; 11/6/96*; 7/1/01     150,000       150,000
     Lot #8; 3.65%; 11/6/96*; 7/1/05     175,000       175,000
     Lot #9; 3.65%; 11/6/96*; 7/1/05     235,000       235,000
     Lot #12; 3.65%; 11/6/96*; 7/1/12  1,020,000     1,020,000

                                                     4,885,000
Arizona (1.32%)
   Chandler County, Arizona, IDA, F/R
     Monthly IDR, Parsons Municipal
     Services, Series 1983; LOC
     National Westminster;
     3.65%; 11/15/96*; 12/15/09        1,300,000     1,300,000

California (2.04%)
   County of  Los Angeles, California,
     Tax & Rev. Anticipation Notes
      4.50%; 6/30/97               $   2,000,000$    2,008,263

Colorado (2.54%)
   Adams County, Colorado, IDR Bonds,
     City View Park Project, Series
     1985; LOC Barclays Bank;
      3.60%; 11/6/96*; 12/1/15           300,000       300,000
   Arapahoe County, Colorado, F/R
      Monthly IDR, Beckett
     Aviation, Inc., Series 1983;
     LOC Barclays Bank;
     3.68%; 11/15/96*; 5/15/13           600,000       600,000
   City of Thornton, Colorado, F/R
     Monthly IDR, Service Merchandise
     Co., Inc., Series 1984; LOC CIBC;
     3.65%; 11/15/96*; 12/15/99          100,000       100,000
   South Denver Metropolis District,
     City & County of Denver, Colorado,
     General Obligation Bonds, Series 1985;
     LOC Barclays Bank;
     3.65%; 11/29/96**; 12/1/05        1,500,000     1,500,000

                                                     2,500,000
Florida (4.36%)
   Florida Housing Finance Agency,
     F/R Monthly MF Rev's., Water
     Apt. Project,  Series 1984A;
     LOC Wells Fargo;
     3.85%; 11/1/96*; 4/1/07           1,700,000     1,700,000
   Florida Housing Finance Agency,
     F/R Monthly MF Rev's., Webb
     Road 1 Apt. Project, Series 1984;
     LOC Wells  Fargo;
     3.85%; 11/1/96*; 4/1/07           1,000,000     1,000,000
   Florida Housing Finance Agency,
     F/R Monthly MF Rev's., Webb
     Road 2 Apt. Project, Series
     1984C; LOC Wells  Fargo;
     3.85%; 11/1/96*; 4/1/07           1,600,000     1,600,000

                                                     4,300,000
Georgia (3.86%)
   Burke County, Georgia, Dev. Authority, Adj.
     Tender Pollution Control Rev. Bonds,
     Ogelthorpe Power Corp., Vogtle Project,
     Series 1992A; LOC Credit Suisse;
     3.60%; 11/6/96**; 1/1/25            300,000       300,000
     3.45%; 11/14/96**; 1/1/25           500,000       500,000
     3.45%; 11/18/96**; 1/1/25           500,000       500,000
     3.55%; 1/16/97**; 1/1/25            400,000       400,000
     3.50%; 1/23/97**; 1/1/25            800,000       800,000
     3.50%; 2/4/97**; 1/1/25             500,000       500,000
     3.55%; 2/6/97**; 1/1/25             300,000       300,000
     3.50%; 2/13/97**; 1/1/25            500,000       500,000

                                                     3,800,000
Idaho (2.04%)
   State of Idaho Tax Anticipation
     Notes, Series 1996;
     4.50%; 6/30/97;                   2,000,000     2,007,622

Illinois (8.32%)
   Chicago, Illinois, Cook County CSX Beckett
     Aviation, Inc., F/R Monthly Airport
     Rev. Bonds; LOC Barclays Bank;
     3.68%; 11/15/96*; 12/15/14    $   1,000,000    $1,000,000
   City of Burbank, Illinois, F/R Monthly IDR,
     Service Merchandise Co., Inc., Series
     1984; LOC CIBC;
     3.65%; 11/15/96*; 9/15/24         2,100,000     2,100,000
   City of Galesburg, Illinois, Knox College
     Project, Series 1996; LOC LaSalle
     National Bank;
     3.65%; 11/7/96*; 3/1/31           3,700,000     3,700,000
   City of  Naperville, Illinois, Economic Dev.
     Rev. Bonds, Service Merchandise Co.,
     Inc.; LOC CIBC;
     3.65%; 11/15/96*; 11/30/24        1,400,000     1,400,000

                                                     8,200,000
Indiana (4.26%)
   Allen County, Indiana, Econ. Dev. Rev. Bonds
     Golden Years Homestead, Series 1996;
     LOC Norwest Bank Minnesota, N.A.;
     3.65%; 11/7/96*; 8/1/21           2,000,000     2,000,000
   Carmel Clay Schools Tax
     Anticipation Warrants of 1996;
     3.75%; 12/31/96                   2,200,000     2,200,698

                                                     4,200,698
Iowa (2.64%)
   City of Storm Lake, Iowa, Private College
     Rev. Bonds, Buena Vista College,
     Series 1993; LOC Norwest Bank
     Minnesota, N. A.;
     3.70%; 11/7/96*; 12/1/03            400,000       400,000
   Iowa Higher Education Loan Authority Fac.,
     Rev. Bonds; Series 1995;
     LOC Norwest Bank Minnesota, N.A.;
      3.70%; 11/7/96*; 2/1/05          2,200,000     2,200,000

                                                     2,600,000
Louisiana (12.65%)
   Jefferson Parish, Louisiana, Hospital Rev.
     Bonds, Jefferson Parish Hospital
     Service, District #2, Customized
     Purchase Program, Series 1985;
     Insured by FGIC;
     3.55%; 11/6/96*; 12/1/15          3,300,000     3,300,000
   Jefferson Parish, Louisiana, IDB Rev. Ref.
     Bonds, George J. Achel, Sr. Project,
     Series 1986; LOC Barclays Bank;
     3.60%; 11/6/96*; 12/1/04          1,400,000     1,400,000
   Louisiana Public Fac. Authority, CP
     Program Hospital Equip. Rev.
     Bonds, Series 1985A, Pooled Project;
     LOC Sumitomo Bank;
     3.90%; 11/6/96*; 12/1/15          5,365,000     5,365,000
   Parish of DeSoto, Louisiana, Adj. Tender
     Pollution Control Rev. Ref. Bonds,
     Series 1991A; LOC Swiss Bank Corp.;
     3.40%; 11/6/96*; 7/1/18           2,400,000     2,400,000

                                                    12,465,000
Maine (1.53%)
   State of Maine General Obligation Tax
     Anticipation Notes;
     4.50%; 6/27/97                $   1,500,000$    1,505,881

Maryland (0.81%)
   Montgomery County, Maryland, F/R
     Monthly IDA, Information Systems &
     Networks; LOC PNC Bank;
     3.55%; 11/1/96*; 4/1/14             800,000       800,000

Massachusetts (3.25%)
   Commonwealth of Massachusetts,
     Dedicated Income Tax Bonds, Series B;
     LOC National Westminster;
     3.60%; 11/1/96*; 12/1/97          3,100,000     3,100,000
   Commonwealth of Massachusetts,
     Dedicated Income Tax Bonds, Series E;
     LOC ABN-AMRO Bank;
     3.60%; 11/1/96*; 12/1/97            100,000       100,000

                                                     3,200,000
Michigan (0.35%)
   Township of Cornell, Michigan, The
     Economic Dev. Corp.,
     Environmental Improvement Rev.
     Ref. Bonds, Series 1986, Mead
     Escanaba Paper Co. Project;
      LOC Suisse Bank;
     3.60%; 11/1/96*; 11/1/16            350,000       350,000

Minnesota (11.01%)
   City of Coon Rapids, Minnesota
     Rev. Bonds for Health Central
     System, Series 1985; LOC Norwest
     Bank Minnesota, N.A.;
     3.60%; 11/6/96*; 8/1/15           1,800,000     1,800,000
   City of Rochester, Minnesota, Health Care
     Fac. Rev. Bonds, Mayo Foundation/
     Mayo Medical Center, Adj. Tender,
     Series 1992C;
     3.50%; 11/4/96**; 11/15/21          350,000       350,000
     3.60%; 11/12/96**; 11/15/21         500,000       500,000
     3.40%; 12/12/96**; 11/15/21         400,000       400,000
     3.65%; 1/22/97**; 11/15/21          500,000       500,000
     3.50%; 1/27/97**; 11/15/21          500,000       500,000
     3.65%; 2/3/97**; 11/15/21           400,000       400,000
     3.55%; 2/10/97**; 11/15/21          500,000       500,000
     3.50%; 2/11/97**; 11/15/21          500,000       500,000
     3.60%; 2/12/97**; 11/15/21          400,000       400,000
   University of Minnesota Regents Variable
Rate Demand Bonds;
Series 1985F; 3.75%; 2/1/97**; 10/1/01 2,500,000     2,500,000
Series 1985G; 3.75%; 2/1/97**; 10/1/07 2,500,000     2,500,000

                                                    10,850,000
Mississippi (0.30%)
   Jackson County, Mississippi,
     Pollution Control Ref. Rev. Bonds
     Series 1993; Guaranteed by
     Chevron Corp.;
     3.55%; 11/1/96*; 6/1/23      $      300,000$      300,000

Missouri (2.04%)
   Health & Education Fac. Authority
     of Missouri School Dist. Program Notes,
     Series 1996A;
     4.50%; 9/8/97                     2,000,000     2,009,687

Montana (4.97%)
   City of Forsyth, Montana, Portland General
Electric Co.; LOC Swiss Bank Corp.;
Series B; 3.50%; 11/6/96*; 6/1/13      2,400,000     2,400,000
Series D; 3.55%; 11/6/96*; 6/1/13      1,500,000     1,500,000
Series 1984; 3.55%; 11/6/96*; 8/1/14   1,000,000     1,000,000

                                                     4,900,000
Nebraska (0.51%)
   Lincoln Electric System
     Commercial Paper Notes;
     3.50%; 12/6/96                      500,000       500,000

New Hampshire (1.83%)
   New Hampshire IDA, F/R Monthly 1983
     Hudson, Oerlikon-Buhrle USA/Balzers;
     LOC Union Bank of Switzerland;
     3.75%; 11/1/96*; 7/1/13           1,800,000     1,800,000

New York (5.08%)
   New York State Energy Research & Dev.
     Authority Pollution Control Rev. Bonds,
     Long Island Lighting Co.; Series 1985B;
     LOC Deutsche Bank;
     3.25%; 3/1/97**; 3/1/16           4,000,000     4,000,000
   New York State Energy Research &
     Dev. Authority, Series 1985 D,
     For New York State Electric & Gas Corp.;
     LOC Union Bank of Switzerland;
     3.65%; 12/2/96**; 12/1/15         1,000,000     1,000,000

                                                     5,000,000
North Carolina (3.05%)
   North Carolina Eastern Municipal Power
     Agency, Series 1988B; LOC Morgan
     Guaranty Trust Co.; LOC Union
     Bank of Switzerland;
     3.70%; 1/24/97**; 1/1/26            500,000       500,000
   University of  North Carolina
     Foundation, Inc., Series 1989;
     LOC Credit Suisse;
     3.50%; 11/6/96*; 10/1/09          2,500,000     2,500,000

                                                     3,000,000
Ohio (1.02%)
   Village of Evendale, Ohio, SHV Real Estate
     Income Project; LOC ABN-AMRO;
     3.60%; 11/6/96*; 9/1/15           1,000,000     1,000,000

Pennsylvania (7.83%)
   Bucks County, Pennsylvania, IDA SHV
     Real Estate, Inc. Project, Series 1985;
     LOC ABN-AMRO Bank;
     3.60%; 11/6/96*; 7/1/15       $   2,300,000$     2,300,000
   Chester, Pennsylvania, IDA, F/R Monthly
     IDR, Keystone Foods  Corp.;
     LOC Bank of Scotland;
     3.95%; 11/15/96*; 10/15/99          800,000       800,000
   Commonwealth of Pennsylvania
     Tax Anticipation Notes, First Series
     of 1994-1995;
     4.50%; 6/30/97                    2,500,000      2,512,852
   Delaware County, Pennsylvania, Fac. Rev.
     Tax & Rev. Anticipation Notes,
     Series 1985; Guaranteed by
     United Parcel Service;
     3.60%; 11/1/96*; 12/1/15           2,100,000    2,100,000

                                                     7,712,852
Tennessee (0.51%)
   Knox, Tennessee, IDB F/R Monthly IDR
     1983, Service Merchandise Co., Inc.;
      LOC CIBC;
     3.65%; 11/15/96*; 12/15/08          500,000       500,000

Texas (3.07%)
   Cedar Hill, Texas, Industrial Dev. Corp.
     F/R Monthly IDR 1985, Minyard
     Properties Project; LOC Citibank;
     3.75%; 11/1/96*; 5/1/02             300,000       300,000
   Coppell, Texas, Industrial Dev.
     Corp., IDA 1984, Minyard
     Properties Project; LOC Citibank;
     3.75%; 11/1/96*; 12/1/01          1,170,000     1,170,000
   Montgomery County, Texas, Industrial
      Dev. Corp. Ref. Bonds,
      Series 1986A; Dal-Tile Corp.
      Project; LOC Credit Suisse;
      3.60%; 11/6/96*; 12/1/03           150,000       150,000
   Port Arthur Navigation Dist. Industrial
     Dev. Corp. Adj. Tender Pollution
     Control Rev. Bonds, American
     Petrofina Co. of  Texas Project, Series
     1985; LOC Sumitomo Bank;
     3.65%; 11/1/96*; 5/1/03           1,400,000     1,400,000

                                                     3,020,000
West Virginia (1.83%)
   Putnam County, West Virginia, F/R Monthly IDR 1981, FMC Corp.
     Project; LOC UBS;
     3.75%; 11/1/96*; 10/1/11          1,800,000     1,800,000

Wyoming (1.22%)
   Lincoln County, Wyoming, Pollution
     Control Ref. Bonds, Pacificorp
     Project, Series 1991; LOC
     Union Bank of Switzerland;
     3.50%; 11/7/96**; 1/1/16            500,000       500,000
   Uinta County, Wyoming, Pollution Control
     Ref. Rev. Bonds; Series 1992;
     Guaranteed by Chevron Corp.;
     3.55%; 11/1/96*; 12/1/22            700,000       700,000

                                                     1,200,000

            Total Portfolio Investments (99.50%)    98,015,003

Cash, receivables and other assets
   net of liabilities (0.50%)                          493,839

                      Total Net Assets (100.00%)   $98,508,842

*  Demand Date
** Put Date

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions
                                                 ----------------------------------  ------------------------------------
                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income(a) Investments Operations    Income  Capital Gains Distributions of Period

   PRINCOR CASH MANAGEMENT FUND, INC.

       Class A:
     Year Ended October 31,
       1996                              $1.000    $.049        --       $.049     $(.049)          --          $(.049)     $1.000
       1995                               1.000     .052        --        .052      (.052)          --           (.052)      1.000
       1994                               1.000     .033        --        .033      (.033)          --           (.033)      1.000
       1993                               1.000     .026        --        .026      (.026)          --           (.026)      1.000
       1992                               1.000     .036        --        .036      (.036)          --           (.036)      1.000

       Class B:
     Year Ended October 31, 1996          1.000     .041        --        .041      (.041)          --           (.041)      1.000
     Period Ended October 31, 1995(c)     1.000     .041        --        .041      (.041)          --           (.041)      1.000

       Class R:
     Period Ended October 31, 1996(f)     1.000     .030        --        .030      (.030)          --           (.030)      1.000

   PRINCOR TAX-EXEMPT CASH MANAGEMENT FUND, INC.

       Class A:
     Year Ended October 31,
       1996                               1.000     .029        --        .029      (.029)          --           (.029)      1.000
       1995                               1.000     .032        --        .032      (.032)          --           (.032)      1.000
       1994                               1.000     .021        --        .021      (.021)          --           (.021)      1.000
       1993                               1.000     .020        --        .020      (.020)          --           (.020)      1.000
       1992                               1.000     .028        --        .028      (.028)          --           (.028)      1.000

       Class B:
     Year Ended October 31, 1996          1.000     .021        --        .021      (.021)          --           (.021)      1.000
     Period Ended October 31, 1995(c)     1.000     .021        --        .021      (.021)          --           (.021)      1.000

                                                        _____________Ratios/Supplemental Data____________

                                                                                        Ratio of Net
                                                                           Ratio of      Investment
                                                          Net Assets at   Expenses to    Income to     Portfolio
                                                Total    End of Period      Average       Average      Turnover
                                               Return(b) (in thousands)   Net Assets(a)  Net Assets      Rate

   PRINCOR CASH MANAGEMENT FUND, INC.

       Class A:
     Year Ended October 31,
       1996                                     5.00%    $694,962           .66%            4.88%        N/A
       1995                                     5.36%     623,864           .72%            5.24%        N/A
       1994                                     3.40%     332,346           .70%            3.27%        N/A
       1993                                     2.67%     284,739           .67%            2.63%        N/A
       1992                                     3.71%     247,189           .65%            3.66%        N/A

       Class B:
     Year Ended October 31, 1996                4.13%         520          1.50%            4.08%        N/A
     Period Ended October 31, 1995(c)           4.19%(d)      208          1.42%(e)         4.50%(e)     N/A

       Class R:
     Period Ended October 31, 1996(f)           2.97%(d)    1,639           .99%(e)         4.41%(e)     N/A

   PRINCOR TAX-EXEMPT CASH MANAGEMENT FUND, INC.

       Class A:
     Year Ended October 31,
       1996                                     2.92%      98,482           .71%            2.87%        N/A
       1995                                     3.24%      99,887           .69%            3.19%        N/A
       1994                                     2.11%      79,736           .67%            2.08%        N/A
       1993                                     1.99%      79,223           .66%            1.96%        N/A
       1992                                     2.86%      69,224           .65%            2.84%        N/A

       Class B:
     Year Ended October 31, 1996                2.13%          27          1.47%            2.11%        N/A
     Period Ended October 31, 1995(c)           2.19%(d)       27          1.42%(e)         2.40%(e)     N/A

   See accompanying notes.

Notes to Financial Highlights

(a) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Money Market Funds would have had per share net investment income (loss) and the ratios of expenses to average net assets as shown:

                                       Per Share      Ratio of
                             Year,        Net         Expenses
                            Except    Investment     to Average    Amount
         Fund              as Noted   Income (Loss)  Net Assets    Waived

Princor Cash Management
  Fund, Inc.
     Class A                1996        $ .049         .67%    $  7,102
                            1995          .052         .78%     296,255
                            1994          .031         .90%     595,343
                            1993          .025         .84%     468,387
                            1992          .035         .80%     385,328

     Class B                1996          .029        3.94%       6,140
                            1995(c)       .041        1.63%(e)      104

Princor Tax-Exempt Cash
  Management Fund, Inc.
     Class A                1996          .028         .77%      69,107
                            1995          .031         .84%     138,574
                            1994          .019         .85%     150,515
                            1993          .018         .83%     131,442
                            1992          .026         .82%     134,497

     Class B                1996         (.243)       27.43%      7,160
                            1995(c)       .018        1.89%(e)       99


(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from February 29, 1996, date Class R shares first offered to eligible purchasers through October 31, 1996.

REPORT OF INDEPENDENT AUDITORS


The Boards of Directors and Shareholders
Princor Balanced Fund, Inc.
Princor Blue Chip Fund, Inc.
Princor Capital Accumulation Fund, Inc.
Princor Emerging Growth Fund, Inc.
Princor Growth Fund, Inc.
Princor Utilities Fund, Inc.
Princor World Fund, Inc.
Princor Bond Fund, Inc.
Princor Government Securities Income Fund, Inc.
Princor High Yield Fund, Inc.
Princor Limited Term Bond Fund, Inc.
Princor Tax-Exempt Bond Fund, Inc.
Princor Cash Management Fund, Inc.
Princor Tax-Exempt Cash Management Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Princor Growth Funds [comprising, respectively, Princor Balanced Fund, Inc., Princor Blue Chip Fund, Inc., Princor Capital Accumulation Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Growth Fund, Inc., Princor Utilities Fund, Inc., and Princor World Fund, Inc.], The Princor Income Funds (comprising, respectively, Princor Bond Fund, Inc., Princor Government Securities Income Fund, Inc., Princor High Yield Fund, Inc., Princor Limited Term Bond Fund, Inc. , and Princor Tax-Exempt Bond Fund, Inc.) and The Princor Money Market Funds (comprising, respectively, Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc.), including the schedules of investments, as of October 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Princor Growth Funds and The Princor Income Funds at October 31, 1996, and the results of their operations , the changes in their net assets and the financial highlights for each of the periods indicated therein which we audited as set forth in the first paragraph, in conformity with generally accepted accounting principles.



Des Moines, Iowa                             ERNST & YOUNG
November 27, 1996

FEDERAL INCOME TAX INFORMATION

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.


                                                                               Period Ended October 31, 1996

                                                         Per Share                                                 Per Share
                                               Income Dividend Distributions                              Capital Gain Distributions
                                                                                                                           Total
                                                                                                           Total         Dividends
                                 Payable       Per     Total     Deductible    Payable  Long-   Short-  Capital Gain       and
                                  Date        Share  Dividends   Percentage*    Date    Term**  Term*** Distributions  Distributions

   Princor Balanced Fund, Inc.
         A Shares               12/28/95  $.1470                  27.40%      12/01/95  $ .6225   $.0501
                                  4/1/96   .0950                  26.00%
                                  7/1/96   .0950                  27.64%
                                 10/1/96   .0950                  31.04%
                                                      $.4320                                                $  .6726       $1.1046
         B Shares               12/28/95  $.1240                  27.40%      12/01/95  $ .6225   $.0501
                                  4/1/96   .0715                  26.00%
                                  7/1/96   .0630                  27.64%
                                 10/1/96   .0649                  31.04%
                                                      $.3234                                                $  .6726       $ .9960
         R Shares                 4/1/96  $.0922                  26.00%
                                  7/1/96   .0839                  27.64%
                                 10/1/96   .0876                  31.04%
                                                      $.2637                                                               $ .2637

   Princor Blue Chip Fund, Inc.
         A Shares               12/28/95  $.0945                  81.30%      12/01/95  $ .3518
                                  4/1/96   .0550                  85.02%
                                  7/1/96   .0575                  79.21%
                                 10/1/96   .0475                  76.96%
                                                      $.2545                                                $  .3518       $ .6063
         B Shares               12/28/95  $.0679                  81.30%      12/01/95  $ .3518
                                  4/1/96   .0302                  85.02%
                                  7/1/96   .0243                  79.21%
                                 10/1/96   .0118                  76.96%
                                                      $.1342                                                $  .3518       $ .4860
         R Shares                 4/1/96  $.0530                  85.02%
                                  7/1/96   .0475                  79.21%
                                 10/1/96   .0458                  76.96%
                                                      $.1463                                                               $ .1463

   Princor Capital Accumulation Fund, Inc.
         A Shares               12/28/95  $.2370                  93.30%      12/01/95 $1.4029   $.0640
                                  7/1/96   .1944                  87.76%
                                                      $.4314                                                $ 1.4669       $1.8983
         B Shares               12/28/95  $.1401                  93.30%      12/01/95 $1.4029   $.0640
                                  7/1/96   .0823                  87.76%
                                                      $.2224                                                $ 1.4669       $1.6893
         R Shares                 7/1/96  $.1555                  87.76%
                                                      $.1555                                                               $ .1555

   *Percent qualifying for deduction by shareholders who are corporations. **Taxable as long-term capital gain.
   ***Taxable at ordinary income rates.

                                                                               Period Ended October 31, 1996

                                                         Per Share                                                Per Share
                                               Income Dividend Distributions                             Capital Gain Distributions
                                                                                                                          Total
                                                                                                             Total      Dividends
                                 Payable     Per      Total     Deductible    Payable   Long-    Short-  Capital Gain      and
                                  Date      Share   Dividends   Percentage*    Date     Term**  Term***  Distributions Distributions

   Princor Emerging Growth Fund, Inc.
         A Shares                 12/28/95  $.0980                52.29%    12/01/95  $.6130  $.1366
                                    7/1/96   .0457                46.73%
                                                      $.1437                                              $ .7496         $ .8933
         B Shares                 12/28/95  $.0075                52.29%    12/01/95  $.6130  $.1366
                                    7/1/96   .0045                46.73%
                                                      $.0120                                              $ .7496         $ .7616
         R Shares                   7/1/96  $.0230                46.73%
                                                      $.0230                                                              $ .0230

   Princor Growth Fund, Inc.
         A Shares                 12/28/95  $.1920                73.38%    12/01/95  $.7991  $.3782
                                    7/1/96   .1651               62.96%
                                                      $.3571                                              $1.1773         $1.5344
         B Shares                 12/28/95  $.0413                73.38%    12/01/95  $.7991  $.3782
                                    7/1/96   .0140               62.96%
                                                      $.0553                                              $1.1773         $1.2326
         R Shares                   7/1/96  $.0959                62.96%
                                                      $.0959                                                              $ .0959

   Princor Utilities Fund, Inc.
         A Shares                 12/28/95  $.1140                92.63%
                                    4/1/96   .1150                84.58%
                                    7/1/96   .1050                97.81%
                                   10/1/96   .0950                89.50%
                                                      $.4290                                                              $ .4290
         B Shares                 12/28/95  $.0919                92.63%
                                    4/1/96   .0945                84.58%
                                    7/1/96   .0819                97.81%
                                   10/1/96   .0729                89.50%
                                                      $.3412                                                              $ .3412
         R Shares                   4/1/96  $.1134                84.58%
                                    7/1/96   .0897                97.81%
                                   10/1/96   .0906                89.50%
                                                      $.2937                                                              $ .2937

   Princor World Fund, Inc.
         A Shares                 12/28/95  $.0755                 4.85%    12/01/95  $.2929     $.0367
                                                      $.0755                                                   $ .3296    $ .4051
         B Shares                 12/28/95  $.0225                 4.85%    12/01/95  $.2929     $.0367
                                                      $.0225                                                   $ .3296    $ .3521
         R Shares                     None

   *Percent qualifying for deduction by shareholders who are corporations. **Taxable as long-term capital gain.
   ***Taxable at ordinary income rates.

Foreign Taxes Paid

Princor  World Fund,  Inc.  makes an election  under the  Internal  Revenue Code
Section 853 to pass through foreign taxes paid by the fund to its shareholders. The total amount of foreign taxes passed through to shareholders for the year ended October 31, 1996 totals $.0241 per share. This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099 form you receive from the fund's transfer agent.

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

Ordinary Income Dividends

The Funds paid the following per share income dividends on the dates indicated:


                                                        Per Share Dividends/Payable Date

         Fund                  11/1/95  12/1/95 12/28/95  2/1/96   3/1/96  4/1/96   5/1/96  6/3/96  7/1/96  8/1/96  9/3/96  10/1/96
         -----                 -------  ------- --------  ------   ------  ------   ------  ------  ------  ------  ------  -------

Princor Bond Fund,  Inc.
         Class A               $.0650   $.0650   $.0638   $.0638   $.0638  $.0638   $.0638  $.0638  $.0625  $.0625  $.0625  $.0625
         Class B               $.0589   $.0589   $.0572   $.0572   $.0572  $.0572   $.0572  $.0572  $.0556  $.0556  $.0556  $.0556
         Class R                 --       --       --       --     $.0638  $.0630   $.0605  $.0605  $.0603  $.0609  $.0609  $.0609

Princor Government
   Securities Income
   Fund, Inc.
         Class A               $.0588   $.0588   $.0588   $.0588   $.0588  $.0588   $.0588  $.0588  $.0588  $.0588  $.0588  $.0588
         Class B               $.0526   $.0526   $.0515   $.0515   $.0515  $.0515   $.0515  $.0515  $.0515  $.0515  $.0515  $.0515
         Class R                 --       --       --       --     $.0588  $.0575   $.0550  $.0550  $.0562  $.0572  $.0572  $.0572
Princor High Yield Fund, Inc.
         Class A               $.0563   $.0563   $.0800   $.0563   $.0563  $.0563   $.0563  $.0563  $.0563  $.0563  $.0563  $.0563
         Class B               $.0513   $.0513   $.0750   $.0513   $.0513  $.0513   $.0513  $.0500  $.0500  $.0500  $.0500  $.0500
         Class R                 --       --       --       --     $.0563  $.0560   $.0540  $.0540  $.0540  $.0543  $.0543  $.0543

Princor Limited Term Bond
   Fund, Inc.
         Class A                 --       --       --       --     $.0250  $.0500   $.0500  $.0475  $.0475  $.0425  $.0425  $.0425
         Class B                 --       --       --       --     $.0250  $.0460   $.0450  $.0426  $.0426  $.0376  $.0392  $.0410
         Class R                 --       --       --       --     $.0250  $.0475   $.0460  $.0435  $.0435  $.0384  $.0384  $.0384

Princor Tax-Exempt Bond
   Fund, Inc.*
         Class A               $.0538   $.0538   $.0538   $.0538   $.0538  $.0538   $.0538  $.0538  $.0538  $.0538  $.0538  $.0538
         Class B               $.0460   $.0460   $.0460   $.0460   $.0460   $0460   $.0460  $.0460  $.0460  $.0460  $.0442  $.0442

*Dividends from the Tax-Exempt Bond Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions shown below. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

Ordinary Income Dividends


The Funds paid the following per share income dividends on the dates indicated:


                                        Per Share Dividends/Payable Date
                              ----------------------------------------------

         Fund                 11/22/95 12/28/95  1/19/96  2/20/96  3/20/96

Princor Cash Management
   Fund, Inc.
         Class A               $.0039   $.0049   $.0033   $.0041   $.0038
         Class B               $.0033   $.0042   $.0028   $.0034   $.0031
         Class R                 --       --       --       --     $.0028

Princor Tax-Exempt Cash
   Management Fund, Inc.*
         Class A               $.0024   $.0031   $.0020   $.0022   $.0021
         Class B               $.0018   $.0024   $.0015   $.0016   $.0015



         Fund                   4/19/96  5/20/96 6/20/96 7/19/96 8/20/96

Princor Cash Management
   Fund, Inc.
         Class A                $.0041   $.0037  $.0040  $.0041  $.0040
         Class B                $.0034   $.0031  $.0033  $.0034  $.0033
         Class R                $.0038   $.0036  $.0037  $.0037  $.0036




Princor Tax-Exempt Cash
   Management Fund, Inc.*
         Class A               $.0024   $.0024  $.0024  $.0022  $.0024
         Class B               $.0017   $.0018  $.0017  $.0015  $.0017



         Fund                   9/20/96 10/18/96

Princor Cash Management
   Fund, Inc.
         Class A                $.0043  $.0039
         Class B                $.0036  $.0031
         Class R                $.0040  $.0035

Princor Tax-Exempt Cash
   Management Fund, Inc.*
         Class A                $.0026  $.0023
         Class B                $.0019  $.0016


*Dividends from the Tax-Exempt Cash Management Fund, Inc. were exempt from federal income taxation for non-corporate shareholders.

GROWTH FUNDS                             INVESTMENT OBJECTIVE

Princor Balanced Fund               To  seek  the  generation  of  a  total  return  consisting  of  current  income  and  capital
                                    appreciation while   assuming   reasonable   risks  in  furtherance  of  this objective.

Princor Blue Chip Fund              To seek  growth of capital and growth of income by  investing  primarily  in common  stocks of well capitalized, established companies.

Princor Capital                     To seek long-term capital appreciation and a secondary objective of growth of investment
Accumulation Fund                   income.

Princor Emerging                    To seek capital  appreciation  by  investing  primarily  in  securities  of emerging and other
Growth Fund                         growth-oriented companies.

Princor Growth Fund                 To seek growth of capital with  realization of current  income  incidental to the objective of growth of capital.

Princor Utilities Fund              To seek current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of  companies in the public utilities industry.

Princor World Fund                  To seek  long-term  growth of capital by  investing  in a portfolio  of equity  securities of companies domiciled in any of the nations of the world.

INCOME FUNDS

Princor Bond Fund                   To seek as high a level of income as is consistent with preservation of capital and prudent investment risk.

Princor Government Securities       To seek a high level of current income, liquidity and safety of principal.
Income Fund

Princor High Yield Fund             To seek high current income. Capital growth is a secondary objective when consistent with seeking high current income.

Princor Limited Term Bond Fund      To seek a high level of current income  consistent  with a relatively  high level of principal stability by  investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Princor Tax-Exempt Bond Fund        To seek as high a level of current income exempt from federal taxation as is consistent with preservation of capital.

MONEY MARKET FUNDS

Princor Cash Management Fund        To  seek  as high a level  of  current  income  available  from  short-term  securities  as is considered consistent  with  preservation  of principal and  maintenance of liquidity by investing in a portfolio of money market instruments.

Princor Tax-Exempt Cash             To seek, through investment in a professionally-managed portfolio of high quality short-term
Management Fund                     Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent with stability of principal and maintenance of liquidity.
